      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 1, 2002


                                                      REGISTRATION NO. 333-69446

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------


                       POST-EFFECTIVE AMENDMENT NO. 1 TO
                                    FORM S-6


                   FOR REGISTRATION UNDER THE SECURITIES ACT
                    OF 1933 OF SECURITIES OF UNIT INVESTMENT
                    TRUSTS REGISTERED ON FORM N-8B-2    /X/
                            ------------------------

                   MODERN WOODMEN OF AMERICA VARIABLE ACCOUNT
                           (Exact Name of Registrant)

                           MODERN WOODMEN OF AMERICA
                              (Name of Depositor)
                            ------------------------

                                1701 1ST AVENUE
                          ROCK ISLAND, ILLINOIS 61201
                    (Address of Principal Executive Office)

                            C. ERNEST BEANE, ESQUIRE
                                1701 1ST AVENUE
                          ROCK ISLAND, ILLINOIS 61201
               (Name and Address of Agent for Service of Process)
                            ------------------------

                                    COPY TO:

                            STEPHEN E. ROTH, ESQUIRE
                        SUTHERLAND ASBILL & BRENNAN LLP
                         1275 PENNSYLVANIA AVENUE, N.W.
                          WASHINGTON, D.C. 20004-2415


    IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE
BOX):



       /X/ IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (B) OF RULE 485:



       / / ON MAY 1, 2002 PURSUANT TO PARAGRAPH (B) OF RULE 485;



       / /   DAYS AFTER FILING PURSUANT TO PARAGRAPH (A) OF RULE 485:



       / / ON (DATE) PURSUANT TO PARAGRAPH (A) OF RULE 485.



    IF APPROPRIATE, CHECK THE FOLLOWING BOX:



       / / THIS POST-EFFECTIVE AMENDMENT DESIGNATES A NEW EFFECTIVE DATE FOR A
           PREVIOUSLY FILED POST-EFFECTIVE AMENDMENT.


    TITLE OF SECURITIES BEING REGISTERED: FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CERTIFICATES

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   MODERN WOODMEN OF AMERICA VARIABLE ACCOUNT

              FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CERTIFICATE
 -----------------------------------------------------------------------------
                                   PROSPECTUS


                                  May 1, 2002


Modern Woodmen of America, a fraternal benefit society ("we," "us," "our" or the "Society"), is offering a flexible premium variable life insurance certificate (the "Certificate") described in this Prospectus. The Society designed the
Certificate: (1) to provide insurance protection to age 115; and (2) to permit a Certificate Holder ("you," or "your") to vary premium payments and adjust the death proceeds payable under the Certificate.

While the Certificate is in force, we will pay:

    - death proceeds upon the Insured's death, and

    - a Net Surrender Value upon complete surrender of or partial withdrawal from the Certificate.

You may allocate Net Premiums under a Certificate to one or more of the Subaccounts of Modern Woodmen of America Variable Account (the "Variable Account"). Death proceeds may, and Accumulated Value will, vary with the investment performance of the Variable Account. Each Subaccount invests exclusively in shares of the Investment Options listed below. Current prospectuses that describe the investment objectives and risks of each Investment Option must accompany or precede this Prospectus.


American Century                          Fidelity Variable Insurance Products      J.P. Morgan Series Trust II
  VP Ultra Fund                             Funds                                     JPMorgan Mid-Cap Value Portfolio
  VP Vista Fund                             VIP Contrafund-Registered Trademark-      JPMorgan Small Company Portfolio
Dreyfus Variable Investment Fund            Portfolio--Initial Class                Summit Pinnacle Series
  VIF Appreciation Portfolio                VIP Growth Portfolio--Initial Class       NASDAQ-100 Index Portfolio
  VIF Disciplined Stock Portfolio           VIP Growth & Income Portfolio--Initial    Russell 2000 Small Cap Index Portfolio
  VIF Growth & Income Portfolio              Class                                    S&P MidCap 400 Index Portfolio
  VIF International Equity Portfolio        VIP High Income Portfolio--Service      T. Rowe Price Equity Series, Inc.
  VIF Small Cap Portfolio                    Class 2                                  Equity Income Portfolio
Dreyfus Socially Responsible Growth         VIP Index 500 Portfolio--Initial Class    Mid-Cap Growth Portfolio
  Fund, Inc.                                VIP Mid Cap Portfolio--Service            New America Growth Portfolio
EquiTrust Variable Insurance Series Fund     Class 2                                  Personal Strategy Balanced Portfolio
  Blue Chip Portfolio                       VIP Overseas Portfolio--Initial Class   T. Rowe Price International Series, Inc.
  High Grade Bond Portfolio                                                           International Stock Portfolio
  Managed Portfolio
  Money Market Portfolio
  Strategic Yield Portfolio
  Value Growth Portfolio


You may also allocate net premiums to the Declared Interest Option, which is supported by our General Account. We credit amounts allocated to the Declared Interest Option with at least a 4% annual interest rate.

Please note that the Certificates and Investment Options are not bank deposits, are not federally insured, are not guaranteed to achieve their goals and are subject to risks, including loss of the amount invested.


We do not guarantee the amount and/or duration of insurance coverage under the Certificate. Please carefully consider replacing any existing insurance with the Certificate or using the proceeds from any existing insurance to purchase the Certificate. The Society does not claim that investing in the Certificate is similar or comparable to investing in a mutual fund.


    THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED THESE SECURITIES
        OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Please read this Prospectus carefully and retain it for future reference.

                                        Issued By:
                                Modern Woodmen of America
                Home Office:                    Variable Product Administrative Center:
              1701 1st Avenue                                 PO Box 9284
        Rock Island, Illinois 61201                      Des Moines, Iowa 50306
                                                       Toll free: (877) 249-3692

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                                   PAGE
                                                              --------------
DEFINITIONS.................................................               3
SUMMARY OF THE CERTIFICATE..................................               6
THE SOCIETY, VARIABLE ACCOUNT AND INVESTMENT OPTIONS........              11
      Modern Woodmen of America.............................              11
      The Variable Account..................................              11
      Investment Options....................................              12
      Addition, Deletion or Substitution of Investments.....              17
THE CERTIFICATE.............................................              18
      Purchasing the Certificate............................              18
      Premiums..............................................              19
      Examination of Certificate (Cancellation Privilege)...              21
      Certificate Lapse and Reinstatement...................              21
      Special Transfer Privilege............................              22
CERTIFICATE BENEFITS........................................              22
      Accumulated Value Benefits............................              23
      Transfers.............................................              25
      Loan Benefits.........................................              26
      Death Proceeds........................................              28
      Accelerated Benefits Rider............................              31
      Benefits at Maturity..................................              31
      Settlement Options....................................              32
CHARGES AND DEDUCTIONS......................................              33
      Premium Expense Charge................................              33
      Monthly Deduction.....................................              33
      Transfer Charge.......................................              35
      Partial Withdrawal Fee................................              35
      Surrender Charge......................................              35
      Variable Account Charges..............................              36
THE DECLARED INTEREST OPTION................................              36
      General Description...................................              37
      Declared Interest Option Accumulated Value............              37
      Transfers, Partial Withdrawals, Surrenders and
        Certificate Loans...................................              37
GENERAL PROVISIONS..........................................              38
      The Certificate.......................................              38
      Incontestability......................................              38
      Change of Provisions..................................              38
      Misstatement of Age or Sex............................              38
      Suicide Exclusion.....................................              38
      Annual Report.........................................              39
      Dividends.............................................              39
      Ownership of Assets...................................              39
      Written Notice........................................              39
      Postponement of Payments..............................              39
      Continuance of Insurance..............................              40
      Ownership.............................................              40
      The Beneficiary.......................................              40
      Changing the Beneficiary..............................              41
      Additional Insurance Benefits.........................              41

                                                                   PAGE
                                                              --------------
DISTRIBUTION OF THE CERTIFICATES............................              41
FEDERAL TAX MATTERS.........................................              42
      Introduction..........................................              42
      Tax Status of the Certificate.........................              42
      Tax Treatment of Certificate Benefits.................              42
      Possible Tax Law Changes..............................              45
      Taxation of the Society...............................              45
      Employment-Related Benefit Plans......................              45
ADDITIONAL INFORMATION......................................              45
FINANCIAL STATEMENTS........................................              48
ILLUSTRATIONS OF DEATH BENEFITS AND ACCUMULATED VALUES......    Appendix A-1
DEATH BENEFIT OPTIONS.......................................    Appendix B-1
MAXIMUM SURRENDER CHARGES...................................    Appendix C-1


                The Certificate is not available in all States.

This Prospectus constitutes an offering only in those jurisdictions where such offering may lawfully be made.

The Society has not authorized any dealer, salesman or other person to give any information or make any representations in connection with this offering other than those contained in this Prospectus. Do not rely on any such other information or representations.

--------------------------------------------------------------------------------

DEFINITIONS
--------------------------------------------------------------------------------

ACCUMULATED VALUE: The sum of the values of the Certificate in each subaccount of the Variable Account and the value of the Certificate in the Declared Interest Option.

ADMINISTRATIVE CENTER: The Society's administrative office located at 5400 University Avenue, West Des Moines, Iowa 50266.

ATTAINED AGE: The Insured's age on his or her last birthday on the Certificate Date plus the number of Certificate Years since the Certificate Date.

BENEFICIARY: The person or entity the Certificate Holder named in the application, or by later designation, to receive the death proceeds upon the Insured's death.


BUSINESS DAY: Each day that the New York Stock Exchange is open for trading, except: (1) any period when the Securities and Exchange Commission determines that an emergency exists which makes it impracticable for a Fund to dispose of its securities or to fairly determine the value of its net assets; or (2) such other periods as the Securities and Exchange Commission may permit for the protection of security holders of a Fund. Assets are valued at the close of each Business Day (3:00 p.m. central time).


CERTIFICATE: The flexible premium variable life insurance certificate we offer and describe in this Prospectus, which term includes the basic certificate, the certificate application, any supplemental applications, any endorsements or additional benefit riders or agreements, and the Articles of Incorporation and By-Laws of the Society which are in force on the issue date.

CERTIFICATE ANNIVERSARY: The same date in each Certificate Year as the Certificate Date.

CERTIFICATE DATE: The date set forth on the Certificate data page which we use to determine Certificate Years, Certificate Months and Certificate Anniversaries. The Certificate Date may, but will not always, coincide with the effective date of insurance coverage under the Certificate. (See "THE CERTIFICATE--Purchasing the Certificate.")

CERTIFICATE DEBT: The sum of all outstanding Certificate Loans and any due and unpaid loan interest.

CERTIFICATE HOLDER, YOU, YOUR: The person who controls the Certificate and who is entitled to exercise all rights and privileges provided in the Certificate. The Certificate Holder is named in the application.

CERTIFICATE LOAN: An amount the Certificate Holder borrows from the Society using the Certificate as the sole security. Interest on Certificate Loans is payable in advance (for the remainder of the Certificate Year) upon taking a Certificate Loan and upon each Certificate Anniversary thereafter (for the following Certificate Year) until the Certificate Loan is repaid.

CERTIFICATE MONTH: A one-month period beginning on a Monthly Deduction Day and ending on the day immediately preceding the next Monthly Deduction Day.

CERTIFICATE YEAR: A twelve-month period that starts on the Certificate Date or on a Certificate Anniversary.

DECLARED INTEREST OPTION: An allocation option under the Certificate funded by the Society's General Account. Certificate Holders may allocate Net Premiums and transfer Accumulated Value to the Declared Interest Option. The Society credits Accumulated Value in the Declared Interest Option with interest at an annual rate guaranteed to be at least 4%.

DUE PROOF OF DEATH: Proof of death that is satisfactory to the Society. Such proof may consist of the following:

    (a) A certified copy of the death certificate;

    (b) A certified copy of a court decree reciting a finding of death; or

    (c) Any other proof satisfactory to the Society.

FUND: An open-end, diversified management investment company or unit investment trust in which the Variable Account invests.

GENERAL ACCOUNT: The assets of the Society other than those allocated to the Variable Account or any other separate account.

GRACE PERIOD: The 61-day period beginning on the date we send notice to the Certificate Holder that Net Accumulated Value or Net Surrender Value is insufficient to cover the monthly deduction.

INSURED: The person upon whose life the Society issues a Certificate.

INVESTMENT OPTION: A Fund, or a separate investment portfolio of a Fund.

MATURITY DATE: The Insured's Attained Age 115. It is the date when the Certificate terminates and the Certificate's Accumulated Value less Certificate Debt becomes payable to the Certificate Holder or the Certificate Holder's estate.

MONTHLY DEDUCTION DAY: The same date in each month as the Certificate Date. The Society makes the monthly deduction on the Business Day coinciding with or immediately following the Monthly Deduction Day. (See "CHARGES AND DEDUCTIONS--Monthly Deduction.")

NET ACCUMULATED VALUE: The Accumulated Value of the Certificate reduced by any outstanding Certificate Debt and increased by any unearned loan interest.

NET ASSET VALUE: The total current value of each Subaccount's securities, cash, receivables and other assets less liabilities.

NET PREMIUM: The amount of premium remaining after we deduct the premium expense charge (see "CHARGES AND DEDUCTIONS--Premium Expense Charge").

NET SURRENDER VALUE: The Surrender Value minus any Certificate Debt plus any unearned loan interest.

PARTIAL WITHDRAWAL FEE: A fee we assess at the time of any partial withdrawal equal to the lesser of $25 or 2% of the amount withdrawn.

THE SOCIETY, WE, US, OUR: Modern Woodmen of America, a fraternal benefit society.

SPECIFIED AMOUNT: The minimum death benefit payable under a Certificate so long as the Certificate remains in force. The Specified Amount as of the Certificate Date is set forth on the data page in each Certificate.

SUBACCOUNT: A subdivision of the Variable Account which invests exclusively in shares of a designated Investment Option of a Fund.

SURRENDER CHARGE: A charge we assess at the time of any surrender during the first fifteen Certificate Years and for fifteen years following an increase in Specified Amount.

SURRENDER VALUE: The Accumulated Value minus the Surrender Charge.

TARGET PREMIUM: A premium amount specified by the Society. We use this amount to calculate the premium expense charge during periods when we declare a premium expense charge less than the 7% guaranteed premium expense charge. We may declare a lower percentage of premium expense charge on premiums paid in excess of the Target Premium during a Certificate Year. We also use Target Premium to calculate registered representatives' compensation.

UNIT VALUE: The value determined by dividing each Subaccount's Net Asset Value by the number of units outstanding at the time of calculation.

VALUATION PERIOD: The period between the close of business (3:00 p.m. central time) on a Business Day and the close of business on the next Business Day.

VARIABLE ACCOUNT: Modern Woodmen of America Variable Account, a separate investment account the Society established to receive and invest the Net Premiums paid under the Certificates.

--------------------------------------------------------------------------------

SUMMARY OF THE CERTIFICATE
--------------------------------------------------------------------------------

    The following is a summary of the Certificate's features. Please read the entire Prospectus and the Certificate for more detailed information. Unless otherwise indicated, the description of the Certificate contained in this Prospectus assumes that the Certificate is in force and that there is no outstanding Certificate Debt.

THE CERTIFICATE

    - The Certificate is a flexible premium variable life insurance certificate providing for:

         -   death proceeds payable to the Beneficiary upon the Insured's death,

         -   the accumulation of Accumulated Value,

         -   withdrawal and surrender options, and

         -   loan privileges.

    - We normally issue a Certificate for a minimum Specified Amount of $100,000, but we may issue Certificates for other Specified Amounts.

    - You have flexibility in determining the frequency and amount of premiums. (See "THE CERTIFICATE--Premiums.")

    - We do not guarantee the amount and/or duration of the life insurance coverage.

    - Accumulated Value may increase or decrease, depending upon the investment performance of the assets supporting the Certificate. You bear the investment risk of any depreciation of, and reap the benefit of any appreciation in, the value of the underlying assets.

    - If the Insured is alive and the Certificate is in force on the Maturity Date, we will pay you the Accumulated Value as of the end of the Business Day coinciding with or immediately following the Maturity Date, reduced by any outstanding Certificate Debt.

    - You may examine and cancel the Certificate by returning it to our Administrative Center before midnight of the 30th day after you received it. We will refund you the greater of:

         -   premiums paid, or

         - the Accumulated Value on the Business Day we receive the Certificate plus any charges we deducted. (See "THE
             CERTIFICATE--Examination of Certificate (Cancellation Privilege).")

    - See "DISTRIBUTION OF THE CERTIFICATES" for information on compensation of persons selling the Certificates.

THE VARIABLE ACCOUNT


    - The Variable Account has 31 Subaccounts, each of which invests exclusively in one of the Investment Options offered by the Funds (See "THE SOCIETY, VARIABLE ACCOUNT AND INVESTMENT OPTIONS--Investment Options").


    - You may instruct us to allocate Net Premiums and transfer Accumulated Values to any of the Subaccounts.

    -   We will allocate your initial Net Premium to the Declared Interest
        Option.

    - We will automatically allocate, without charge, your Accumulated Value in the Declared Interest Option according to your allocation instructions upon the earlier of:


         (1) the date we receive, at our Administrative Center, a signed notice that you have received the Certificate, or

         (2)  25 days after the date we send you the Certificate.

    - If we receive Net Premiums before (1) or (2) above, we will allocate those monies to the Declared Interest Option.

    - We will allocate Net Premiums received after (1) or (2) above according to your allocation instructions.

THE DECLARED INTEREST OPTION

    - You may allocate or transfer all or a portion of the Accumulated Value to the Declared Interest Option, which guarantees a specified minimum rate of return (at least 4% annually). (See "THE DECLARED INTEREST OPTION.")

PREMIUMS

    -   You choose when to pay and how much to pay.

    - You must pay an initial premium that, when reduced by the premium expense charge, is enough to pay the first monthly deduction.

    - We deduct a premium expense charge from each payment. (See "CHARGES and DEDUCTIONS--Premium Expense Charge.")

CERTIFICATE BENEFITS

ACCUMULATED VALUE BENEFITS (SEE "CERTIFICATE BENEFITS--ACCUMULATED VALUE BENEFITS.")

    - Your Certificate provides for an Accumulated Value. A Certificate's Accumulated Value varies to reflect:

         -   the amount and frequency of premium payments,

         -   the investment performance of the Subaccounts,

         -   interest earned on Accumulated Value in the Declared Interest
             Option,

         -   Certificate Loans,

         -   partial withdrawals and

         -   charges we assess under the Certificate.

    - You may fully surrender your Certificate and receive the Net Surrender Value.

    - You may obtain a partial withdrawal (minimum $500) at any time before the Maturity Date.

    - A partial withdrawal or surrender may have federal income tax consequences. (See "FEDERAL TAX MATTERS".)

TRANSFERS (SEE "CERTIFICATE BENEFITS--TRANSFERS.")

    - You may transfer amounts (minimum $100) among the Subaccounts an unlimited number of times in a Certificate Year.

    - You may make one transfer per Certificate Year between the Subaccounts and the Declared Interest Option.

    - The first transfer in a Certificate Year is free. We may deduct a $25 charge from the amount transferred on subsequent transfers in that Certificate Year.


    - We do not consider certain transfers for purposes of the one free transfer limit. (See "THE CERTIFICATE--Special Transfer Privilege"; and "THE CERTIFICATE--Premiums--ALLOCATING NET PREMIUMS.")

LOANS (SEE "CERTIFICATE BENEFITS--LOAN BENEFITS.")


    -   You may borrow up to 90% of the Certificate's Surrender Value.

    - We charge you a maximum annual interest rate equal to the higher of the "Published Monthly Average of the Composite Yield on Seasoned Corporate Bonds" as published by Moody's Investors Service Inc. (or any successor thereto) for the calendar month ending two months before the date on which the rate is determined; or 5.5%.


    - We secure your loan by segregating in the Declared Interest Option an amount equal to the Certificate Loan.


    - Certificate Loans may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

DEATH PROCEEDS (SEE "CERTIFICATE BENEFITS--DEATH PROCEEDS.")

    -   The Certificate contains two death benefit options:

         - Type 1--the death benefit is the greater of the Specified Amount, or the Accumulated Value multiplied by the specified amount factor for the Insured's Attained Age, as set forth in the Certificate.

         - Type 2--the death benefit is the greater of the sum of the Specified Amount and the Certificate's Accumulated Value, or the Accumulated Value multiplied by the specified amount factor for the Insured's Attained Age, as set forth in the Certificate.

    - Under either death benefit option, so long as the Certificate remains in force, the death benefit will not be less than the Specified Amount of the Certificate on the date of death.

    - To determine the death proceeds, we reduce the death benefit by any outstanding Certificate Debt and increase the death benefit by any unearned loan interest and any premiums paid after the date of death. We may pay the proceeds in a lump sum or in accordance with a settlement option.

    -   You may change the Specified Amount or the death benefit option.

CHARGES (SEE "CHARGES AND DEDUCTIONS")

PREMIUM EXPENSE CHARGE


    - We deduct a premium expense charge equal to a maximum of 7% of each premium. The remaining amount is the Net Premium.


ACCUMULATED VALUE CHARGES

    - Each month, we make a monthly deduction (that varies from month to month) equal to the sum of:


         -   a cost of insurance charge, plus



         -   the cost of any additional insurance benefits added by rider, plus


         -   a $5 Certificate expense charge.

    - During the first twelve Certificate Months and during the twelve Certificate Months immediately following an increase in Specified Amount, the monthly deduction will include a monthly administrative charge of $0.05 per $1,000 of Specified Amount or Specified Amount increase.

    - We also apply a $5 first year monthly Certificate expense charge during the first twelve Certificate Months.

    - Upon partial withdrawal from a Certificate, we assess a charge equal to the lesser of $25 or 2% of the amount withdrawn.

    - Upon surrender of a Certificate during the first fifteen Certificate years, as well as during the first fifteen Certificate years following an increase in Specifed Amount, we apply a charge per $1,000 of Specifed Amount which varies by age, sex, premium class and Certificate Year (see "APPENDIX C--Maximum Surrender Charges"). The maximum Surrender Charge for any Certificate is $55.97 per $1,000 of Specified Amount.


    - Unless paid in cash, we may deduct a $25 charge from the amount transferred for the second and each subsequent transfer in a Certificate Year.


CHARGES AGAINST THE VARIABLE ACCOUNT

    - We deduct a daily mortality and expense risk charge from the average daily net assets of each Subaccount. The charge currently equals an effective annual rate of .90% and is guaranteed not to exceed 1.05%.

    - We may assess a charge against the Variable Account for federal income taxes that may be attributable to the Variable Account.


    - Because the Variable Account purchases shares of the Investment Options, the value of the average net assets of the Variable Account will reflect the investment advisory fee and other expenses incurred by each Investment Option. The following table indicates the Investment Options' fees and expenses (after waivers or reimbursements) for the year ended December 31, 2001. Current and future expense figures may be higher or lower than those shown.



                                                                                   TOTAL EXPENSES
                                             ADVISORY    OTHER       12B-1     (AFTER FEE WAIVERS AND
INVESTMENT OPTION                              FEE      EXPENSES     FEES         REIMBURSEMENTS)
American Century
  VP Ultra Fund                                1.00%      0.00%      0.00%             1.00%(1)(2)
  VP Vista Fund                                1.00%      0.00%      0.00%             1.00%(1)
Dreyfus
  VIF Appreciation Portfolio--Initial Share
  Class                                        0.75%      0.03%      0.00%             0.78%
  VIF Disciplined Stock Portfolio--Initial
  Share Class                                  0.75%      0.06%      0.00%             0.81%
  VIF Growth & Income Portfolio--Initial
  Share Class                                  0.75%      0.04%      0.00%             0.79%
  VIF International Equity
  Portfolio--Initial Share Class               0.75%      0.33%      0.00%             1.08%
  VIF Small Cap Portfolio--Initial Share
  Class                                        0.75%      0.04%      0.00%             0.79%
  Socially Responsible Growth Fund,
  Inc.--Service Share Class                    0.75%      0.09%      0.25%             1.09%
EquiTrust Variable Insurance Series Fund
  Blue Chip Portfolio                          0.20%      0.08%      0.00%             0.28%
  High Grade Bond Portfolio                    0.30%      0.15%      0.00%             0.45%
  Managed Portfolio                            0.45%      0.11%      0.00%             0.56%
  Money Market Portfolio                       0.25%      0.25%      0.00%             0.50%
  Strategic Yield Portfolio(3)                 0.45%      0.14%      0.00%             0.59%
  Value Growth Portfolio                       0.45%      0.12%      0.00%             0.57%
Fidelity Variable Insurance Products Funds
  VIP Contrafund Portfolio--Initial Class      0.58%      0.10%      0.00%             0.68%(4)
  VIP Growth Portfolio--Initial Class          0.58%      0.10%      0.00%             0.68%(4)
  VIP Growth & Income Portfolio--Initial
  Class                                        0.48%      0.10%      0.00%             0.58%(4)
  VIP High Income Portfolio--Service
  Class 2                                      0.58%      0.15%      0.25%             0.98%
  VIP Index 500 Portfolio--Initial Class       0.24%      0.04%      0.00%             0.28%(5)
  VIP Mid Cap Portfolio--Service Class 2       0.58%      0.11%      0.25%             0.94%
  VIP Overseas Portfolio--Initial Class        0.73%      0.19%      0.00%             0.92%(4)

                                                                                   TOTAL EXPENSES
                                             ADVISORY    OTHER       12B-1     (AFTER FEE WAIVERS AND
INVESTMENT OPTION                              FEE      EXPENSES     FEES         REIMBURSEMENTS)
J.P. Morgan Series Trust II
  JPMorgan Mid-Cap Value Portfolio             0.70%      0.30%      0.00%             1.00%(6)(7)
  JPMorgan Small Company Portfolio             0.60%      0.55%      0.00%             1.15%
Summit Pinnacle Series
  NASDAQ-100 Index Portfolio                   0.35%      0.30%      0.00%             0.65%(8)
  Russell 2000 Small Cap Index Portfolio       0.35%      0.40%      0.00%             0.75%(8)
  S&P MidCap 400 Index Portfolio               0.30%      0.30%      0.00%             0.60%(8)
T. Rowe Price Equity Series, Inc.
  Equity Income Portfolio                      0.85%      0.00%      0.00%             0.85%(9)
  Mid-Cap Growth Portfolio                     0.85%      0.00%      0.00%             0.85%(9)
  New America Growth Portfolio                 0.85%      0.00%      0.00%             0.85%(9)
  Personal Strategy Balanced Portfolio         0.90%      0.00%      0.00%             0.90%(9)
T. Rowe Price International Series, Inc.
  International Stock Portfolio                1.05%      0.00%      0.00%             1.05%(9)



(1) The Fund's inception date was May 1, 2001; therefore, the expense information is annualized. The manager provides the Fund with investment advisory and management services in exchange for a single, unified management fee. The agreement provides that all expenses of the Fund except brokerage commissions, taxes, interest, fees and expenses of non-interested directors and extraordinary expenses will be paid by the manager.



(2) The Fund has a "stepped" fee schedule. As a result, the Fund's management fee rate decreases as the Fund's assets increase.



(3) Effective May 1, 2002, the High Yield Bond Portfolio changed its name to Strategic Yield Portfolio.



(4) Actual annual class operating expenses were lower because a portion of the brokerage commissions that the Fund paid was used to reduce the Fund's expenses, and/or because through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. See the accompanying Fund prospectus for details.



(5) The Fund's manager has voluntarily agreed to reimburse the class's expenses if they exceed 0.28%. Absent this reimbursement, the total annual class operating expenses were 0.35%. This arrangement may be discontinued by the Fund's manager at any time.



(6) The Fund's inception date was September 28, 2001; therefore, the expense information shown is based on annualized expenses for fiscal year 2001.



(7) JPMorgan Chase Bank, an affiliate of J.P. Morgan, has voluntarily agreed to reimburse certain expenses if they exceed a certain level. Absent this reimbursement, the total annual operating expenses would have been 10.62%.



(8) Total expenses in excess of 0.75% for the Russell 2000 Small Cap Index Portfolio, in excess of 0.65% for the NASDAQ-100 Index Portfolio and in excess of 0.60% for the S&P MidCap 400 Index Portfolio are paid by the Fund's adviser.



(9) Total annual investment option expenses are an all-inclusive fee and pay for investment management services and ordinary, recurring operating costs.

TAX TREATMENT (SEE "FEDERAL TAX MATTERS")

    - If we issue a Certificate on the basis of a standard premium class, we believe that the Certificate should qualify as a life insurance contract for federal income tax purposes.

    - If we issue a Certificate on a substandard basis, it is not clear whether or not the Certificate would qualify as a life insurance contract for federal income tax purposes.

    - If a Certificate qualifies as a life insurance contract for federal income tax purposes, the Accumulated Value under a Certificate should be subject to the same federal income tax treatment as cash value under a conventional fixed-benefit Certificate--the Certificate Holder is generally not deemed to be in constructive receipt of Accumulated Values under a Certificate until there is a distribution from the Certificate.


    - If a Certificate qualifies as a life insurance contract for federal income tax purposes, the death benefit payable generally should be excludable from the gross income of the Beneficiary.


--------------------------------------------------------------------------------

THE SOCIETY, VARIABLE ACCOUNT AND INVESTMENT OPTIONS
--------------------------------------------------------------------------------

MODERN WOODMEN OF AMERICA

    The Society was incorporated on May 5, 1884 as a fraternal benefit society in the State of Illinois and is principally engaged in the offering of life insurance and annuity certificates to its members and their beneficiaries. We are admitted to do business in 47 states and the District of Columbia:
    Alabama, Arizona, Arkansas, California, Colorado, Connecticut, Delaware, Florida, Georgia, Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Maine, Maryland, Massachusetts, Michigan, Minnesota, Mississippi, Missouri, Montana, Nebraska, New Hampshire, New Jersey, New Mexico, New York, North Carolina, North Dakota, Ohio, Oklahoma, Oregon, Pennsylvania, Rhode Island, South Carolina, South Dakota, Tennessee, Texas, Utah, Vermont, Virginia, Washington, West Virginia, Wisconsin and Wyoming.

    It is the Society's objective and purpose to bring together persons of exemplary habits and good moral character into a fraternal benefit society and to provide social, intellectual, moral and physical improvement of its members; to promote fraternal relationships and foster acts of fraternity, charity and benevolence by and among its members; to provide opportunities for service to others and community; to encourage and strengthen the concept of the conventional and traditional family unit and to assist its members in living in harmony with their environment.
--------------------------------------------------------------------------------

THE VARIABLE ACCOUNT

    We established the Variable Account as a separate account on March 30, 2001. The Variable Account receives and invests the Net Premiums under the Certificate, and may receive and invest net premiums for any other variable life insurance certificates we issue.

    The Variable Account's assets are our property, and they are available to cover our general liabilities only to the extent that the Variable Account's assets exceed its liabilities arising under the Certificates and any other certificates it supports. The portion of the Variable Account's assets attributable to the Certificates generally are not chargeable with liabilities arising out of any other business that we may conduct. We may transfer to the General Account any Variable Account assets which are in excess of such reserves and other Certificate liabilities.


    The Variable Account currently has 31 Subaccounts but may, in the future, include additional subaccounts. Each Subaccount invests exclusively in shares of a single corresponding Investment Option. Income and realized and unrealized gains or losses from the assets of each Subaccount are credited to, or charged against, that Subaccount without regard to income, gains or losses from any other Subaccount.

    We registered the Variable Account as a unit investment trust under the Investment Company Act of 1940. Registration with the Securities and Exchange Commission does not mean that the Commission supervises the management or investment practices or policies of the Variable Account or the Society. The Variable Account is also subject to the laws of the State of Illinois which regulate the operations of insurers domiciled in Illinois.
--------------------------------------------------------------------------------

INVESTMENT OPTIONS

    The Variable Account invests in shares of the Investment Options described below. Each of these Investment Options was formed as an investment vehicle for insurance company separate accounts. Each Investment Option has its own investment objectives and separately determines the income and losses for that Investment Option. While you may be invested in up to sixteen Investment Options at any one time, including the Declared Interest Option, each premium payment you submit may be directed to a maximum of 10 Investment Options, including the Declared Interest Option.

    The investment objectives and policies of certain Investment Options are similar to the investment objectives and policies of other portfolios that the same investment adviser, investment sub-adviser or manager may manage. The investment results of the Investment Options, however, may be higher or lower than the results of such other portfolios. There can be no assurance, and no representation is made, that the investment results of any of the Investment Options will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser, investment sub-adviser or manager.

    The paragraphs below summarize each Investment Option's investment objectives and policies. There is no assurance that any Investment Option will achieve its stated objectives. Please refer to the prospectus for each Investment Option for more detailed information, including a description of risks, for each Investment Option. The Investment Option prospectuses must accompany or precede this Prospectus and you should read them carefully and retain them for future reference.


AMERICAN CENTURY. American Century Investment Management, Inc. is the investment adviser to the Funds.

PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
VP Ultra Fund                          -  This Fund seeks long-term capital growth. The Fund
                                          pursues this objective by investing in common stocks of
                                          large companies with earnings and revenue that are not
                                          only growing, but growing at a successively faster, or
                                          accelerating pace.
VP Vista Fund                          -  This Fund seeks long-term capital growth. The Fund
                                          pursues this objective by investing in common stocks of
                                          medium-sized and smaller companies which will increase in
                                          value over time.



DREYFUS The Dreyfus Corporation serves as the investment adviser to the Funds. Fayez Sarofim and Co. serves as the investment sub-adviser to the Dreyfus Variable Investment Fund: Appreciation Portfolio.



PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
Dreyfus Variable Investment Fund:      -  This Portfolio primarily seeks long-term capital growth,
Appreciation Portfolio--Initial Share     consistent with the preservation of capital; current
Class                                     income is a secondary investment objective. The Portfolio
                                          invests primarily in the common stocks focusing on blue
                                          chip companies with total market values of more than
                                          $5 billion at the time of purchase.

PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
Dreyfus Variable Investment Fund:      -  This Portfolio seeks to provide investment returns
Disciplined Stock Portfolio--Initial      (consists of capital appreciation and income) that are
Share Class                               greater than the total return of stocks, as represented
                                          by the Standard & Poor's 500 Composite Stock Price Index.
                                          The Portfolio invests at least 80% of its assets in
                                          stocks.
Dreyfus Variable Investment Fund:      -  This Portfolio seeks to provide long-term capital growth,
Growth and Income Portfolio--Initial      current income and growth of income, consistent with
Share Class                               reasonable investment risk by investing primarily in
                                          stocks, bonds and money market instruments of domestic
                                          and foreign issuers.
Dreyfus Variable Investment Fund:      -  This Portfolio seeks capital growth by investing at least
International                             80% of its assets in stocks and primarily in stocks of
Equity Portfolio--Initial Share Class     foreign companies located in developed countries.
Dreyfus Variable Investment Fund:      -  This Portfolio seeks maximum capital appreciation by
Small Cap Portfolio--Initial Share        investing at least 80% of its assets in small cap
Class                                     companies. Small cap stocks are defined as those with
                                          total market values of less than $2 billion at the time
                                          of purchase. The Portfolio will be particularly alert to
                                          companies considered by the adviser to be emerging
                                          smaller-sized companies which are believed to be
                                          characterized by new or innovative products, services or
                                          processes which should enhance prospects for growth in
                                          future earnings.
Dreyfus Socially Responsible Growth    -  This Fund seeks to provide capital growth; current income
Fund, Inc.--Service Share Class           is a secondary goal. This Fund invests at least 80% of
                                          its assets in the common stocks of companies that meet
                                          traditional investment standards and conduct their
                                          business in a manner that contributes to the enhancement
                                          of the quality of life in America.



EQUITRUST VARIABLE INSURANCE SERIES FUND. EquiTrust Investment Management Services, Inc. is the investment adviser to the Portfolios.



PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
Blue Chip Portfolio                    -  This Portfolio seeks growth of capital and income. The
                                          Portfolio pursues this objective by investing at least
                                          80% of its assets in equity securities of
                                          well-capitalized, established companies.
High Grade Bond Portfolio              -  This Portfolio seeks as high a level of current income as is consistent with an investment in a diversified
                                          portfolio of high grade income-bearing debt securities.
                                          The Portfolio will pursue this objective by investing at
                                          least 80% of its net assets in debt securities rated AAA,
                                          AA or A by Standard & Poor's or Aaa, Aa or A by Moody's
                                          Investors Service, Inc. and in securities issued or
                                          guaranteed by the United States government or its
                                          agencies or instrumentalities.

PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
Managed Portfolio                      -  This Portfolio seeks the highest level of total return
                                          through income and capital appreciation. The Portfolio
                                          pursues this objective through a fully managed investment
                                          policy consisting of investment in the following three
                                          market sectors: (i) common stocks and other equity
                                          securities; (ii) high grade debt securities and preferred
                                          stocks of the type in which the High Grade Bond Portfolio
                                          may invest; and (iii) money market instruments of the
                                          type in which the Money Market Portfolio may invest.
Money Market Portfolio                 -  This Portfolio seeks maximum current income consistent
                                          with liquidity and stability of principal. The Portfolio
                                          will pursue this objective by investing in high quality
                                          short-term money market instruments. AN INVESTMENT IN THE
                                          MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED
                                          BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY
                                          GOVERNMENT AGENCY. THERE CAN BE NO ASSURANCE THAT THE
                                          PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET
                                          VALUE OF $1.00 PER SHARE. DURING EXTENDED PERIODS OF LOW
                                          INTEREST RATES, THE YIELD OF A MONEY MARKET SUBACCOUNT
                                          MAY ALSO BECOME EXTREMELY LOW AND POSSIBLY NEGATIVE.
Strategic Yield Portfolio              -  This Portfolio seeks as a primary objective, as high a
                                          level of current income as is consistent with investment
                                          in a diversified portfolio of lower-rated,
                                          higher-yielding income-bearing securities. As a secondary
                                          objective, the Portfolio seeks capital appreciation when
                                          consistent with its primary objective. The Portfolio
                                          pursues these objectives by investing primarily in
                                          fixed-income securities rated Baa or lower by Moody's
                                          Investors Service, Inc. and/or BBB or lower by
                                          Standard & Poor's, or in unrated securities of comparable
                                          quality (i.e., junk bonds). AN INVESTMENT IN THIS
                                          PORTFOLIO MAY ENTAIL GREATER THAN ORDINARY FINANCIAL
                                          RISK. (See the Fund prospectus "HIGHER RISK SECURITIES
                                          AND INVESTMENT STRATEGIES--Lower-Rated Debt Securities.")
Value Growth Portfolio                 -  This Portfolio seeks long-term capital appreciation. The
                                          Portfolio pursues this objective by investing primarily
                                          in equity securities of companies that the investment
                                          adviser believes have a potential to earn a high return
                                          on capital and/or in equity securities that the
                                          investment adviser believes are undervalued by the
                                          marketplace. Such equity securities may include common
                                          stock, preferred stock and securities convertible or
                                          exchangeable into common stock.



FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS. Fidelity Management & Research Company serves as the investment adviser to these Portfolios. Bankers Trust Company serves as investment sub-adviser to the Index 500 Portfolio.



PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
Fidelity VIP Contrafund Portfolio      -  This Portfolio seeks capital appreciation by investing in securities of companies whose value the adviser believes
                                          is not fully recognized by the public. The Portfolio
                                          normally invests primarily in common stocks and
                                          securities convertible into common stock, but it has the
                                          flexibility to invest in other types of securities.

PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
Fidelity VIP Growth Portfolio          -  This Portfolio seeks capital appreciation by investing
                                          primarily in common stocks. The Portfolio, however, is
                                          not restricted to any one type of security and may pursue
                                          capital appreciation through the purchase of bonds and
                                          preferred stocks. The Portfolio does not place any
                                          emphasis on dividend income from its investments, except
                                          when the adviser believes this income will have a
                                          favorable influence on the market value of the security.
                                          Growth may be measured by factors such as earnings or
                                          gross sales.
Fidelity VIP Growth & Income           -  This Portfolio seeks high total return through a
Portfolio                                 combination of current income and capital appreciation by
                                          investing mainly in equity securities. The Portfolio
                                          expects to invest the majority of its assets in domestic
                                          and foreign equity securities, with a focus on those that
                                          pay current dividends and show potential earnings growth.
                                          However, the Portfolio may buy debt securities as well as
                                          equity securities that are not currently paying
                                          dividends, but offer prospects for capital appreciation
                                          or future income.
Fidelity VIP High Income Portfolio     -  This Portfolio seeks a high level of current income,
                                          while also considering growth of capital. The Portfolio
                                          normally invests primarily in income-producing debt
                                          securities, preferred stocks and convertible securities,
                                          with an emphasis on lower-quality debt securities.
Fidelity VIP Index 500 Portfolio       -  This Portfolio seeks to provide investment results that correspond to the total return of a broad range of common
                                          stocks publicly traded in the United States. To achieve
                                          this objective, the Portfolio attempts to duplicate the
                                          composition and total return of the S&P 500.
Fidelity VIP Mid Cap Portfolio         -  This Portfolio seeks long-term growth of capital by
                                          investing primarily in common stocks. The Portfolio
                                          normally invests at least 65% of its total assets in
                                          securities of companies with medium market
                                          capitalizations.
Fidelity VIP Overseas Portfolio        -  This Portfolio seeks long-term growth of capital by
                                          investing primarily in foreign securities. The Portfolio
                                          defines foreign securities as securities of issuers whose
                                          principal activities are located outside the United
                                          States. Normally, at least 80% of the Portfolio's total
                                          assets will be invested in foreign securities. The
                                          Portfolio may also invest in U.S. issuers.


J.P. MORGAN SERIES TRUST II. J.P. Morgan Investment Management Inc. serves as the investment adviser to the Portfolios.


PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
JPMorgan Mid-Cap Value Portfolio       -  This Portfolio seeks growth from capital appreciation by investing in a broad portfolio of common stocks of
                                          companies with market capitalizations of $1 billion to
                                          $20 billion at the time of purchase.
JPMorgan Small Company Portfolio       -  This Portfolio seeks to provide high total return by
                                          investing in stocks of small- and medium-sized U.S.
                                          companies typically represented by the Russell 2000
                                          Index.

SUMMIT PINNACLE SERIES OF SUMMIT MUTUAL FUNDS, INC. Summit Investment Partners, Inc. serves as the investment adviser to the Portfolios.


PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
NASDAQ-100 Index Portfolio             -  This Portfolio seeks investment results that correspond to the investment performance of U.S. common stocks, as
                                          represented by the NASDAQ-100 Index. The Portfolio will
                                          attempt to achieve, in both rising and falling markets, a
                                          correlation of at least 95% between the total return of
                                          its net assets before expenses and the total return of
                                          the NASDAQ-100 Index.
Russell 2000 Small Cap Index           -  This Portfolio seeks investment results that correspond
Portfolio                                 to the investment performance of U.S. common stocks, as
                                          represented by the Russell 2000 Index. The Portfolio will
                                          attempt to achieve, in both rising and falling markets, a
                                          correlation of at least 95% between the total return of
                                          its net assets before expenses and the total return of
                                          the Russell 2000 Index.
S&P MidCap 400 Index Portfolio         -  This Portfolio seeks investment results that correspond to the total return performance of U.S. common stocks, as
                                          represented by the S&P MidCap 400 Index. The Portfolio
                                          will attempt to achieve, in both rising and falling
                                          markets, a correlation of at least 95% between the total
                                          return of its net assets before expenses and the total
                                          return of the S&P MidCap 400 Index.



T. ROWE PRICE EQUITY SERIES, INC. T. Rowe Price Associates, Inc. is the investment adviser to the Portfolios.



PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
Equity Income Portfolio                -  This Portfolio seeks to provide substantial dividend
                                          income and long-term capital appreciation by investing
                                          primarily in dividend-paying common stocks of established
                                          companies considered by the adviser to have favorable
                                          prospects for both increasing dividends and capital
                                          appreciation.
Mid-Cap Growth Portfolio               -  This Portfolio seeks to provide long-term capital
                                          appreciation by investing primarily in mid-cap stocks
                                          with the potential for above-average earnings growth. The
                                          investment adviser defines mid-cap companies as those
                                          whose market capitalization falls within the range of
                                          companies in either the Standard & Poor's Mid-Cap
                                          400 Index or the Russell Mid Cap Growth Index.
New America Growth Portfolio           -  This Portfolio seeks to provide long-term growth of
                                          capital by investing primarily in the common stocks of
                                          companies operating in sectors the investment adviser
                                          believes will be the fastest growing in the U.S.
                                          Fast-growing companies can be found across an array of
                                          industries in today's "new America".
Personal Strategy Balanced Portfolio   -  This Portfolio seeks the highest total return over time consistent with an emphasis on both capital appreciation
                                          and income. The Portfolio pursues its objective by
                                          investing in a diversified portfolio typically consisting
                                          of approximately 60% stocks, 30% bonds and 10% money
                                          market securities.

T. ROWE PRICE INTERNATIONAL SERIES, INC. T. Rowe Price International, Inc. is the investment adviser to the Portfolio.

PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
International Stock Portfolio          -  This Portfolio seeks to provide capital appreciation
                                          through investments primarily in established companies
                                          based outside the United States.



    The Funds currently sell shares: (1) to the Variable Account as well as to separate accounts of insurance companies that are not affiliated with the Society; and (2) to separate accounts to serve as the underlying investment for both variable life insurance policies and variable annuity contracts. We currently do not foresee any disadvantage to Certificate Holders arising from the sale of shares to support variable life insurance policies and variable annuity contracts, or from shares being sold to separate accounts of insurance companies that are not affiliated with the Society. However, we will monitor events in order to identify any material irreconcilable conflicts that might possibly arise. In that event, we would determine what action, if any, should be taken in response to those events or conflicts. In addition, if we believe that a Fund's response to any of those events or conflicts insufficiently protects Certificate Holders, we will take appropriate action on our own, including withdrawing the Variable Account's investment in that Fund. (See the Fund prospectuses for more detail.)



    We may receive different amounts of compensation from an investment adviser, distributor and/or affiliate(s) of one or more of the Funds based upon an annual percentage of the average assets we hold in the Investment Options. These amounts, which may vary by adviser, distributor and/or Fund affiliate(s), are intended to compensate us for administrative and other services we provide to the Funds and/or affiliate(s) and may be significant. MWA Financial Services, Inc., the principal underwriter of the Certificates, may receive 12b-1 fees deducted from certain portfolio assets attributable to the Certificates for providing distribution and shareholder support services to some Investment Options.


    Each Fund is registered with the Securities and Exchange Commission as an open-end, diversified management investment company. Such registration does not involve supervision of the management or investment practices or policies of the Funds by the Securities and Exchange Commission.
--------------------------------------------------------------------------------

ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

    We reserve the right, subject to compliance with applicable law, to make additions to, deletions from or substitutions for the shares of the Investment Options that the Variable Account holds or that the Variable Account may purchase. If the shares of an Investment Option are no longer available for investment or if, in our judgment, further investment in any Investment Option should become inappropriate in view of the purposes of the Variable Account, we reserve the right to dispose of the shares of any Investment Option and to substitute shares of another Investment Option. We may substitute shares of funds with fees and expenses that are different from the Funds. We will not substitute any shares attributable to your interest in a Subaccount without notice to and prior approval of the Securities and Exchange Commission, to the extent required by the Investment Company Act of 1940 or other applicable law.

    In the event of any such substitution or change, we may, by appropriate endorsement, make such changes in these and other certificates as may be necessary or appropriate to reflect such substitution or change. Nothing contained in this Prospectus shall prevent the Variable Account from purchasing other securities for other series or classes of certificates, or from permitting a conversion between series or classes of certificates on the basis of requests made by Certificate Holders.

    We also reserve the right to establish additional subaccounts of the Variable Account, each of which would invest in shares of a new Investment Option, with a specified investment objective. We may limit the availability of any new Investment Option to certain classes of purchasers. We may establish new subaccounts when, in our sole discretion, marketing, tax or investment conditions warrant, and we may make any new subaccounts available to existing Certificate Holders on a basis we determine. Subject to obtaining any approvals or consents required by applicable law, we may transfer the assets of one or more Subaccounts to any other Subaccount(s), or one or more Subaccounts may be eliminated or combined with any other Subaccount(s) if, in our sole discretion, marketing, tax or investment conditions warrant.

    If we deem it to be in the best interests of persons having voting rights with regard to the Subaccounts under the Certificates, we may

         - operate the Variable Account as a management company under the Investment Company Act of 1940,

         - deregister the Variable Account under that Act in the event such registration is no longer required, or,

         - subject to obtaining any approvals or consents required by applicable law, combine the Variable Account with other separate accounts.

    To the extent permitted by applicable law, we may also transfer the Variable Account's assets associated with the Certificates to another separate account. In addition, we may, when permitted by law, restrict or eliminate any voting rights of Certificate Holders or other persons who have voting rights as to the Variable Account. (See "ADDITIONAL INFORMATION--Voting Rights.")

--------------------------------------------------------------------------------

THE CERTIFICATE
--------------------------------------------------------------------------------

PURCHASING THE CERTIFICATE

    In order to issue a Certificate, we must receive a completed application, including payment of the initial premium, at our Administrative Center. We ordinarily will issue a Certificate only for Insureds who are 0 to 80 years of age at their last birthday and who supply satisfactory evidence of insurability to the Society. Acceptance is subject to our underwriting rules and we may, in our sole discretion, reject any application or premium for any lawful reason. The minimum Specified Amount for which we will issue a Certificate is normally $100,000, although we may, in our discretion, issue Certificates with Specified Amounts less than $100,000.

    The effective date of insurance coverage under the Certificate will be the latest of:

        -   the Certificate Date,

        - the date the Insured signs the last of any amendments to the initial application required by our underwriting rules, or

        - the date when we receive the full initial premium at our Administrative Center.

    The Certificate Date will be the later of:

             (1)  the date of the initial application, or

             (2) the date we receive any additional information at our Administrative Center if our underwriting rules required additional medical or other information.

    If the later of (1) or (2) above is the 29th, 30th or 31st of any month, the Certificate Date will be the 28th of such month. We use the Certificate Date to determine Certificate Years, Certificate Months and Certificate Anniversaries. The Certificate Date may, but will not always, coincide with the effective date of insurance coverage under the Certificate.


    Although we do not anticipate delays in our receipt and processing of applications, premium payments or transaction requests, we may experience such delays to the extent registered representatives fail to forward applications, premium payments and transaction requests to our Administrative Center on a timely basis.

--------------------------------------------------------------------------------

PREMIUMS

    Subject to certain limitations, you have flexibility in determining the frequency and amount of premiums.


    PREMIUM FLEXIBILITY. We do not require you to pay premiums in accordance with a rigid and inflexible premium schedule. We require you to pay an initial premium that, when reduced by the premium expense charge, will be sufficient to pay the monthly deduction for the first Certificate Month. Thereafter, subject to the minimum and maximum premium limitations described below, you may also make unscheduled premium payments at any time prior to the Maturity Date. You should forward all premium payments to our Administrative Center.



    If mandated under applicable law, the Society may be required to reject a premium payment.


    PLANNED PERIODIC PREMIUMS. You determine a planned periodic premium schedule that provides for the payment of a level premium over a specified period of time on a quarterly, semi-annual or annual basis. We may, at our discretion, permit you to make planned periodic premium payments on a monthly basis. We ordinarily will send you periodic reminder notices for each planned periodic premium. Depending on the duration of the planned periodic premium schedule, the timing of planned payments could affect the tax status of your Certificate. (See "FEDERAL TAX MATTERS.")

    You are not required to pay premiums in accordance with the planned periodic premium schedule. Furthermore, you have considerable flexibility to alter the amount, frequency and the time period over which you pay planned periodic premiums; however, we must consent to any planned periodic payment less than $100. Changes in the planned premium schedule may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

    Paying a planned periodic premium will not guarantee that your Certificate remains in force. Even if you do pay planned periodic premiums, the Certificate will nevertheless lapse if, during the first three Certificate Years, Net Accumulated Value or, after three Certificate Years, Net Surrender Value, is insufficient on a Monthly Deduction Day to cover the monthly deduction (see "CHARGES AND DEDUCTIONS--Monthly Deduction") and a Grace Period expires without a sufficient payment (see "THE CERTIFICATE--Certificate Lapse and Reinstatement--LAPSE"). However, your Certificate will not lapse if you selected the optional Death Benefit Guarantee Rider and you have paid sufficient premiums to meet the cumulative death benefit guarantee premium requirement on each Monthly Deduction Day.

    DEATH BENEFIT GUARANTEE PREMIUMS. If you selected the optional Death Benefit Guarantee Rider, your Certificate's data page will show a "Death Benefit Guarantee Monthly Premium." (This rider may not be available in all states. A registered representative can provide information on the availability of this rider. In certain states, this rider is known as the Death Benefit Protection Rider.) On each Monthly Deduction Day, we will compare the cumulative actual premiums you have paid with the cumulative death benefit guarantee monthly premiums to see if the death benefit guarantee provision will prevent your Certificate from lapsing. If you meet the death benefit guarantee premium requirement, then the Certificate will not enter a grace period even if its Net Surrender Value is not enough to cover the monthly deduction due. The death benefit guarantee premium requirement is met when
    (a) is equal to or greater than (b) where:

             (a) is the sum of all premiums paid on the Certificate (accumulated from the date of payment at the prepayment interest rate shown on the Certificate data page), less the sum of all partial withdrawals (accumulated from the date of each withdrawal at the prepayment interest rate), and less any Certificate Loans and unpaid loan interest; and

             (b) is the sum of the death benefit guarantee monthly premiums since the Certificate Date accumulated at the prepayment interest rate assuming that the premiums are paid on each Monthly Deduction Day.

    Your Certificate must satisfy the death benefit guarantee premium test on each Monthly Deduction Day to keep this rider in effect.

      FOR EXAMPLE: Your Certificate was issued 45 months ago and you have paid $5,000 in premiums. No Certificate Loans or partial withdrawals have been taken and you have made no Certificate changes. Your death benefit guarantee monthly premium is $100. Assuming the prepayment interest rate is zero, the cumulative death benefit guarantee premium requirement as of the 45th Monthly Deduction Day is $4,500 ($100 X 45 months).

      In this example, the death benefit guarantee premium requirement is satisfied because the amount of premiums paid ($5,000) is greater than the death benefit guarantee premium requirement ($4,500).

      However, assuming you had requested a partial withdrawal of $1,000, the death benefit guarantee premium requirement would no longer be satisfied because the amount of premiums paid less the partial withdrawal ($4,000) is now less than the death benefit guarantee premium requirement ($4,500). In order to maintain this rider, you must pay an additional premium of $500 within 61 days after we notify you of the need for additional premium.

    The amount of the death benefit guarantee monthly premium is determined when we issue a Certificate, and it depends upon the age and other insurance risk characteristics of the Insured, as well as the amount of coverage and additional features you select. The death benefit guarantee monthly premium will change if you alter either the Certificate's Specified Amount or death benefit options, add or delete a Certificate rider, or change premium classes. We will send you a new Certificate data page reflecting any change in the death benefit guarantee premium.

    UNSCHEDULED PREMIUMS. Each unscheduled premium payment must be at least $100; however, we may, in our discretion, waive this minimum requirement. We reserve the right to limit the number and amount of unscheduled premium payments. An unscheduled premium payment may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

    PREMIUM LIMITATIONS. In no event may the total of all premiums paid, both planned periodic and unscheduled, exceed the applicable maximum premium limitation imposed by federal tax laws. Because the maximum premium limitation is in part dependent upon the Specified Amount for each Certificate, changes in the Specified Amount may affect this limitation. If at any time you pay a premium that would result in total premiums exceeding the applicable maximum premium limitation, we will accept only that portion of the premium which will make total premiums equal the maximum. We will return any part of the premium in excess of that amount and we will not accept further premiums until allowed by the applicable maximum premium limitation.

    PAYMENT OF PREMIUMS. We will treat any payments you make first as payment of any outstanding Certificate Debt unless you indicate that the payment should be treated otherwise. Where you make no indication, we will treat any portion of a payment that exceeds the amount of any outstanding Certificate Debt as a premium payment.

    NET PREMIUMS. The Net Premium is the amount available for investment. The Net Premium equals the premium paid less the premium expense charge. (See "CHARGES AND DEDUCTIONS--Premium Expense Charge.")

    ALLOCATING NET PREMIUMS. In your application for a Certificate, you can allocate Net Premiums or portions thereof to the Subaccounts, to the Declared Interest Option, or both. We will allocate Net Premiums to the Declared Interest Option if we receive them either


             (1) before the date we obtain a signed notice at our Administrative Center from you that you have received the Certificate, or

             (2) before the end of 25 days after the date we send you the Certificate.

    Upon the earlier of (1) or (2) above, we will automatically allocate the Accumulated Value in the Declared Interest Option, without charge, among the Subaccounts and Declared Interest Option in accordance with your allocation instructions.

    We allocate Net Premiums received on or after (1) or (2) above in accordance with your instructions, to the Variable Account, the Declared Interest Option, or both. You do not waive your cancellation privilege by sending us the signed notice of receipt of the Certificate (see "THE CERTIFICATE-- Examination of Certificate (Cancellation Privilege)").

    The following additional rules apply to Net Premium allocations:

        - You must allocate at least 10% of each premium to any Subaccount of the Variable Account or to the Declared Interest Option.

        - Your allocation percentages must be in whole numbers (we do not permit fractional percentages).

        - You may change the allocation percentages for future Net Premiums without charge, at any time while the Certificate is in force, by providing us with a written notice signed by you on a form we accept. The change will take effect on the date we receive the written notice at our Administrative Center and will have no effect on prior Accumulated Values.
--------------------------------------------------------------------------------

EXAMINATION OF CERTIFICATE (CANCELLATION PRIVILEGE)

    You may cancel the Certificate by delivering or mailing written notice or sending a facsimile and returning the Certificate to us at our Administrative Center before midnight of the 30th day after you receive the Certificate. Notice given by mail and return of the Certificate by mail are effective on being postmarked, properly addressed and postage prepaid.

    We will refund, within seven days after receipt of satisfactory notice of cancellation and the returned Certificate at our Administrative Center, an amount equal to the greater of premiums paid or the sum of:

        - the Accumulated Value on the Business Day on or next following the date we receive the Certificate at our Administrative Center;

        -   any premium expense charges we deducted;

        - monthly deductions made on the Certificate Date and any Monthly Deduction Day; and

        -   amounts approximating the daily charges against the Variable
            Account.
--------------------------------------------------------------------------------

CERTIFICATE LAPSE AND REINSTATEMENT


    LAPSE. Your Certificate may lapse (terminate without value) during the first three Certificate Years if the Net Accumulated Value, or after three Certificate Years if the Net Surrender Value, is insufficient on a Monthly Deduction Day to cover the monthly deduction (see "CHARGES AND DEDUCTIONS--Monthly Deduction") AND a Grace Period expires without a sufficient payment. However, the Certificate will not lapse if you selected the optional Death Benefit Guarantee Rider and you have paid sufficient premiums to meet the cumulative death benefit guarantee monthly premium requirement on each Monthly Deduction Day. (See "THE CERTIFICATE--Premiums-- DEATH BENEFIT GUARANTEE PREMIUMS.") Insurance coverage will continue during the Grace Period, but we will deem the Certificate to have no Net Surrender Value for purposes of Certificate Loans and surrenders during such Grace Period. The death proceeds payable during the Grace Period will equal the amount of the death proceeds payable immediately prior to the commencement of the Grace Period, reduced by any due and unpaid monthly deductions.

    A Grace Period of 61 days will commence on the date we send you a notice of any insufficiency, at which time the Accumulated Value in each Subaccount will be automatically transferred without charge to the Declared Interest Option.

    To avoid lapse and termination of the Certificate without value, we must receive from you during the Grace Period a premium payment that, when reduced by the premium expense charge (see "CHARGES AND DEDUCTIONS--Premium Expense Charge"), will be at least equal to three times the monthly deduction due on the Monthly Deduction Day immediately preceding the Grace Period (see "CHARGES AND DEDUCTIONS--Monthly Deduction"). If your Certificate enters a Grace Period, the amount transferred to the Declared Interest Option will remain there unless and until you provide us with allocation instructions.


    REINSTATEMENT. Prior to the Maturity Date, you may reinstate a lapsed Certificate at any time within five years of the Monthly Deduction Day immediately preceding the Grace Period which expired without payment of the required premium. You must submit the following items to us at our Administrative Center:


        - A written application for reinstatement signed by the Certificate Holder and the Insured;

        -   Evidence of insurability we deem satisfactory;

        - A premium that, after the deduction of the premium expense charge, is at least sufficient to keep the Certificate in force for three months; and

        - An amount equal to the monthly cost of insurance for the two Certificate Months prior to lapse.


    State law may limit the premium to be paid on reinstatement to an amount less than that described. To the extent that we did not deduct the monthly administrative charge for a total of twelve Certificate Months prior to lapse, we will continue to deduct such charge following reinstatement of the Certificate until we have assessed such charge, both before and after the lapse, for a total of 12 Certificate Months. (See "CHARGES AND DEDUCTIONS--Monthly Deduction.") We will not reinstate a Certificate surrendered for its Net Surrender Value. The lapse of a Certificate with loans outstanding may have adverse tax consequences (see "FEDERAL TAX MATTERS").


    The effective date of the reinstated Certificate will be the Monthly Deduction Day coinciding with or next following the date we approve the application for reinstatement. Upon reinstatement of your Certificate, the amount tranferred to the Declared Interest Option during the Grace Period will remain there unless and until you provide us with allocation instructions.
--------------------------------------------------------------------------------

SPECIAL TRANSFER PRIVILEGE

    You may, at any time prior to the Maturity Date while the Certificate is in force, operate the Certificate as a flexible premium fixed-benefit life insurance certificate by requesting that we transfer all of the Accumulated Value in the Variable Account to the Declared Interest Option. You may exercise this special transfer privilege once each Certificate Year. Once you exercise the special transfer privilege, we automatically will credit all future premium payments to the Declared Interest Option, until you request a change in allocation to convert the Certificate back to a flexible premium variable life insurance certificate. The Society will not impose any charge for transfers resulting from the exercise of the special transfer privilege.

--------------------------------------------------------------------------------

CERTIFICATE BENEFITS
--------------------------------------------------------------------------------

    While a Certificate is in force, it provides for certain benefits prior to the Maturity Date. Subject to certain limitations, you may at any time obtain all or a portion of the Net Surrender Value by surrendering or taking a partial withdrawal from the Certificate. (See "CERTIFICATE BENEFITS--Accumulated Value Benefits--SURRENDER AND WITHDRAWAL PRIVILEGES.") In addition, you have certain loan privileges under the Certificates. (See "CERTIFICATE BENEFITS--Loan

    Benefits--CERTIFICATE LOANS.") The Certificate also provides for the payment of death proceeds upon the death of the Insured under one of two death benefit options selected by you (see "CERTIFICATE BENEFITS--Death Proceeds--DEATH BENEFIT OPTIONS"), and benefits upon the maturity of a Certificate (see "CERTIFICATE BENEFITS--Benefits at Maturity").
--------------------------------------------------------------------------------

ACCUMULATED VALUE BENEFITS

    SURRENDER AND WITHDRAWAL PRIVILEGES. At any time prior to the Maturity Date while the Certificate is in force, you may surrender the Certificate or make a partial withdrawal by sending a written request to the Society at our Administrative Center. A Surrender Charge will apply to any surrender during the first fifteen Certificate Years, as well as during the first fifteen years following an increase in Specified Amount. A Partial Withdrawal Fee equal to the lesser of $25 or 2% of the amount withdrawn will be payable upon each partial withdrawal. (See "CHARGES AND DEDUCTIONS--Surrender Charge, and--Partial Withdrawal Fee"). We ordinarily mail surrender and withdrawal proceeds to the Certificate Holder within seven days after we receive a signed request at our Administrative Center, although we may postpone payments under certain circumstances. (See "GENERAL PROVISIONS--Postponement of Payments.")

    SURRENDERS. The amount payable upon surrender of the Certificate is the Net Surrender Value at the end of the Valuation Period when we receive the request. We may pay this amount in a lump sum or under one of the payment options specified in the Certificate, as requested by the Certificate Holder. (See "CERTIFICATE BENEFITS--Settlement Options"). If you surrender the entire Certificate, all insurance in force will terminate and you cannot reinstate the Certificate. See "FEDERAL TAX MATTERS" for a discussion of the tax consequences associated with surrenders.

    PARTIAL WITHDRAWALS. You may obtain a portion of the Certificate's Net Surrender Value upon partial withdrawal of the Certificate.

        -   A partial withdrawal must be at least $500.

        - A partial withdrawal cannot exceed the lesser of (1) the Net Surrender Value less $500 or (2) 90% of the Net Surrender Value.

    We deduct the Partial Withdrawal Fee from the remaining Accumulated Value. You may request that we pay the proceeds of a partial withdrawal in a lump sum or under one of the settlement options specified in the Certificate. (See "CERTIFICATE BENEFITS--Settlement Options").

    We will allocate a partial withdrawal (together with the Partial Withdrawal
    Fee) among the Subaccounts and the Declared Interest Option in accordance with your written instructions. If we do not receive any such instructions with the request for partial withdrawal, we will allocate the partial withdrawal among the Subaccounts and the Declared Interest Option in the same proportion that the Accumulated Value in each of the Subaccounts and the Accumulated Value in the Declared Interest Option, reduced by any outstanding Certificate Debt, bears to the total Accumulated Value, reduced by any outstanding Certificate Debt, on the date we receive the request at our Administrative Center.

    Partial withdrawals will affect both the Certificate's Accumulated Value and the death proceeds payable under the Certificate. (See "CERTIFICATE BENEFITS--Death Proceeds.")

        - The Certificate's Accumulated Value will be reduced by the amount of the partial withdrawal.

        - If the death benefit payable under either death benefit option both before and after the partial withdrawal is equal to the Accumulated Value multiplied by the specified amount factor set forth in the Certificate, a partial withdrawal will result in a reduction in death proceeds equal to the amount of the partial withdrawal, multiplied by the specified amount factor then in effect.

        - If the death benefit is not so affected by the specified amount factor, the reduction in death proceeds will be equal to the partial withdrawal.

    If Type 1 is in effect at the time of withdrawal, the partial withdrawal will reduce the Certificate's Specified Amount by the amount of Accumulated Value withdrawn. If Type 2 is in effect at the time of the withdrawal, there will be no effect on Specified Amount. (See "CERTIFICATE BENEFITS--Death Proceeds--DEATH BENEFIT OPTIONS.") The Specified Amount remaining in force after a partial withdrawal may not be less than the minimum Specified Amount for the Certificate in effect on the date of the partial withdrawal, as published by the Society. As a result, we will not process any partial withdrawal that would reduce the Specified Amount below this minimum.

    If increases in the Specified Amount previously have occurred, a partial withdrawal will first reduce the Specified Amount of the most recent increase, then the next most recent increases successively, then the coverage under the original application. Thus, a partial withdrawal may either increase or decrease the amount of the cost of insurance charge, depending upon the particular circumstances. (See "CHARGES AND DEDUCTIONS--Monthly Deduction--COST OF INSURANCE.") For a discussion of the tax consequences associated with partial withdrawal, see "FEDERAL TAX MATTERS."

    NET ACCUMULATED VALUE. Net Accumulated Value equals the Certificate's Accumulated Value reduced by any outstanding Certificate Debt and increased by any unearned loan interest.

    CALCULATING ACCUMULATED VALUE. The Certificate provides for the accumulation of Accumulated Value. The Accumulated Value of the Certificate is equal to the sum of the Accumulated Values in each Subaccount, plus the Accumulated Value in the Declared Interest Option, including amounts transferred to the Declared Interest Option to secure outstanding Certificate Debt. We determine Accumulated Value on each Business Day, and there is no guaranteed minimum Accumulated Value.

        -   Accumulated Value will reflect a number of factors, including

             -   premiums paid,

             -   partial withdrawals,

             -   Certificate Loans,

             -   charges assessed in connection with the Certificate,

             - interest earned on the Accumulated Value in the Declared Interest Option, and

             - investment performance of the Subaccounts to which the Accumulated Value is allocated.

    As of the Certificate Date, the Accumulated Value equals the initial Net Premium less the monthly deduction made on the Certificate Date.


    On the Business Day coinciding with or immediately following the earlier of the date we receive notice at our Administrative Center that you have received the Certificate, or 25 days after the date we send you the Certificate, we will automatically transfer the Accumulated Value (all of which is in the Declared Interest Option) among the Subaccounts and the Declared Interest Option in accordance with your percentage allocation instructions. At the end of each Valuation Period thereafter, the Accumulated Value in a Subaccount will equal:


        - The total Subaccount units represented by the Accumulated Value at the end of the preceding Valuation Period, multiplied by the Subaccount's unit value for the current Valuation Period; PLUS

        - Any Net Premiums received during the current Valuation Period which are allocated to the Subaccount; PLUS

        - All Accumulated Values transferred to the Subaccount from the Declared Interest Option or from another Subaccount during the current Valuation Period; MINUS

        - All Accumulated Values transferred from the Subaccount to another Subaccount or to the Declared Interest Option during the current Valuation Period, including amounts transferred to the Declared Interest Option to secure Certificate Debt; MINUS

        - All partial withdrawals (and any portion of the Surrender Charge) from the Subaccount during the current Valuation Period; MINUS

        - The portion of any monthly deduction charged to the Subaccount during the current Valuation Period to cover the Certificate Month following the Monthly Deduction Day.

    The Certificate's total Accumulated Value in the Variable Account equals the sum of the Certificate's Accumulated Value in each Subaccount.

    UNIT VALUE. Each Subaccount has a Unit Value. When you allocate Net Premiums or transfer other amounts into a Subaccount, we purchase a number of units based on the Unit Value of the Subaccount as of the end of the Valuation Period during which the allocation or transfer is made. Likewise, when amounts are transferred out of a Subaccount, units are redeemed on the same basis. On any day, a Certificate's Accumulated Value in a Subaccount is equal to the number of units held in such Subaccount, multiplied by the Unit Value of such Subaccount on that date.

    For each Subaccount, we initially set the Unit Value at $10 when the Subaccount first purchased shares of the designated Investment Option. We calculate the Unit Value for each subsequent valuation period by dividing
    (a) by (b) where:

        (a) is (1) the Net Asset Value of the Subaccount at the end of the preceding Valuation Period, PLUS

             (2) the investment income and capital gains, realized or unrealized, credited to the net assets of that Subaccount during the Valuation Period for which the Unit Value is being determined, MINUS

             (3) the capital losses, realized or unrealized, charged against those assets during the Valuation Period, MINUS

             (4) any amount charged against the Subaccount for taxes, or any amount we set aside during the Valuation Period as a provision for taxes attributable to the operation or maintenance of that Subaccount, MINUS

             (5) a charge no greater than 0.0028618% of the average daily net assets of the Subaccount for each day in the Valuation Period. This corresponds to a maximum effective annual rate of 1.05% of the average daily net assets of the Subaccount for mortality and expense risks incurred in connection with the Certificates.

        (b) is the number of units outstanding at the end of the preceding Valuation Period.

    The Unit Value for a Valuation Period applies for each day in the period. We value the assets in the Variable Account at their fair market value in accordance with accepted accounting practices and applicable laws and regulations.
--------------------------------------------------------------------------------

TRANSFERS

    The following features apply to transfers under the Certificate:

        - You may transfer amounts among the Subaccounts an unlimited number of times in a Certificate Year; however, you may only make one transfer per Certificate Year between the Declared Interest Option and the Variable Account.

        - You may make transfers by written request to our Administrative Center or, if you elected the "Telephone Transfer Authorization" in the application, by calling our Administrative Center toll-free at the phone number shown on the cover of the Prospectus. We reserve the right to suspend telephone transfer privileges at any time. We will use reasonable procedures to confirm that telephone instructions are genuine. We are not liable for any loss, damage or expense from complying with telephone instructions we reasonably believe to be authentic.


           CAUTION: Telephone transfer privileges may not always be available. Telephone systems, whether yours, your service provider's or your registered representative's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make a written request to our Administrative Center.


        - The amount of the transfer must be at least $100; or if less than $100, the total Accumulated Value in the Subaccount or in the Declared Interest Option (reduced, in the case of the Declared Interest Option, by any outstanding Certificate Debt). The Society may, at its discretion, waive the $100 minimum requirement.

        - The transfer will be effective as of the end of the Valuation Period during which we receive the request at our Administrative Center.

        - The first transfer in each Certificate Year is free. Each time you subsequently transfer amounts in that Certificate Year, we may assess a transfer charge of $25. We will deduct the transfer charge on a pro-rata basis from the Declared Interest Option and/or Subaccounts to which the transfer is made unless you submit payment for the charge at the time of your request. Once we issue a Certificate, we will not increase this charge. (See "CHARGES AND DEDUCTIONS--Transfer Charge.")

        - For purposes of these limitations and charges, we consider all transfers effected on the same day as a single transfer.


    DOLLAR COST AVERAGING. You may elect to participate in a dollar cost averaging program. Dollar Cost Averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of your Net Premium into the Subaccounts or Declared Interest Option over a period of time. This allows you to potentially reduce the risk of investing most of your Net Premium into the Subaccounts at a time when prices are high. We do not assure the success of this strategy. Implementation of the dollar cost averaging program does not guarantee profits, nor protect you against losses. You should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high.


    In order to establish this program, you must elect this option on your initial application or complete and submit the applicable Request Form at a later date, and place at least $1,000 in a single "source account" (either the Declared Interest Option or the Money Market Subaccount). Provided there is no outstanding Certificate Debt, we will automatically transfer equal amounts from the source account to your designated "target accounts" each month.

        -   The minimum amount of each transfer is $100.


        - Under the dollar cost averaging program, the maximum number of Investment Options which you may select at any one time is ten, including the Declared Interest Option.


        - You select the date to implement this program which will occur on the same date each month, or on the next Business Day.


        - We will terminate this option when monies in the source account are inadequate, or upon receipt of a written request at our Administrative Center.


        -   There is no charge to participate in this program.
--------------------------------------------------------------------------------

LOAN BENEFITS

    CERTIFICATE LOANS. So long as the Certificate remains in force and has a positive Net Surrender Value, you may borrow money from the Society at any time using the Certificate as the sole security for the Certificate Loan. A loan taken from, or secured by, a Certificate may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

    The maximum amount that you may borrow at any time is 90% of the Surrender Value as of the end of the Valuation Period during which we receive the request for the Certificate Loan at our Administrative Center, less any previously outstanding Certificate Debt. The Society's claim for repayment of Certificate Debt has priority over the claims of any assignee or other person.

    During any time that there is outstanding Certificate Debt, we will treat payments you make first as payment of outstanding Certificate Debt, unless you indicate that we should treat the payment otherwise. Where no indication is made, we will treat as a premium payment any portion of a payment that exceeds the amount of any outstanding Certificate Debt.


    ALLOCATION OF CERTIFICATE LOAN. When you take a Certificate Loan, we segregate an amount equal to the Certificate Loan (including interest) within the Declared Interest Option as security for the loan. If, immediately prior to the Certificate Loan, the Accumulated Value in the Declared Interest Option less Certificate Debt outstanding is less than the amount of such Certificate Loan, we will transfer the difference from the Subaccounts of the Variable Account, which have Accumulated Value in the same proportions that the Certificate's Accumulated Value in each Subaccount bears to the Certificate's total Accumulated Value in the Variable Account. We will determine Accumulated Values as of the end of the Valuation Period during which we receive the request for the Certificate Loan at our Administrative Center.


    We normally will mail loan proceeds to you within seven days after receipt of a written request. Postponement of a Certificate Loan may take place under certain circumstances. (See "GENERAL PROVISIONS--Postponement of Payments.")

    Amounts segregated within the Declared Interest Option as security for Certificate Debt will bear interest at an effective annual rate set by the Society. This rate may be different than that used for other amounts within the Declared Interest Option. (See "CERTIFICATE BENEFITS--Loan Benefits--EFFECT ON INVESTMENT PERFORMANCE.")

    LOAN INTEREST CHARGED. The interest rate charged on Certificate Loans is not fixed. The maximum annual loan interest rate we charge will be the higher of the "Published Monthly Average of the Composite Yield on Seasoned Corporate Bonds" as published by Moody's Investors Service, Inc. (or any successor thereto) for the calendar month ending two months before the date on which the rate is determined; or 5.5%. We may elect to change the interest rate at any time, of which you will be notified. The new rate will take effect on the Certificate Anniversary coinciding with, or next following, the date the rate is changed.

    Interest is payable in advance at the time you make any Certificate Loan (for the remainder of the Certificate Year) and on each Certificate Anniversary thereafter (for the entire Certificate Year) so long as there is Certificate Debt outstanding. We will subtract interest payable at the time you make a Certificate Loan from the loan proceeds. Thereafter, we will add interest not paid when due to the existing Certificate Debt and it will bear interest at the same rate charged for Certificate Loans. We will segregate the amount equal to unpaid interest within the Declared Interest Option in the same manner that amounts for Certificate Loans are segregated within the Declared Interest Option. (See "CERTIFICATE BENEFITS--Loan Benefits--ALLOCATION OF CERTIFICATE LOAN.")

    Because we charge interest in advance, we will add any interest that has not been earned to the death benefit payable at the Insured's death and to the Accumulated Value upon complete surrender, and we will credit it to the Accumulated Value in the Declared Interest Option upon repayment of Certificate Debt.

    EFFECT ON INVESTMENT PERFORMANCE. Amounts transferred from the Variable Account as security for Certificate Debt will no longer participate in the investment performance of the Variable Account. We will credit all amounts held in the Declared Interest Option as security for Certificate Debt with interest on each Monthly Deduction Day at an effective annual rate equal to the greater of 4% or the current effective loan interest rate minus no more than 3%, as determined and declared by the Society. We will not credit additional interest to these amounts. The interest credited will remain in the Declared Interest Option unless and until transferred by the Certificate Holder to the Variable Account, but will not be segregated within the Declared Interest Option as security for Certificate Debt.

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    For Certificates that have been in force ten years, we may allow a loan spread of 0% on the gain.

    Even though you may repay Certificate Debt in whole or in part at any time prior to the Maturity Date if the Certificate is still in force, Certificate Loans will affect the Accumulated Value of a Certificate and may affect the death proceeds payable. The effect could be favorable or unfavorable depending upon whether the investment performance of the Subaccount(s) from which the Accumulated Value was transferred is less than or greater than the interest rates actually credited to the Accumulated Value segregated within the Declared Interest Option as security for Certificate Debt while Certificate Debt is outstanding. In comparison to a Certificate under which no Certificate Loan was made, Accumulated Value will be lower where such interest rates credited were less than the investment performance of the Subaccount(s), but will be higher where such interest rates were greater than the performance of the Subaccount(s). In addition, death proceeds will reflect a reduction of the death benefit by any outstanding Certificate Debt.

    CERTIFICATE DEBT. Certificate Debt equals the sum of all unpaid Certificate Loans and any due and unpaid certificate loan interest. If there is Certificate Debt and the Net Surrender Value is insufficient on a Monthly Deduction Day to cover the monthly deduction (see "CHARGES AND DEDUCTIONS--Monthly Deduction"), we will notify you. To avoid lapse and termination of the Certificate without value (see "THE CERTIFICATE--Certificate Lapse and Reinstatement--LAPSE"), you must, during the Grace Period, make a premium payment that, when reduced by the premium expense charge (see "CHARGES AND DEDUCTIONS--Premium Expense Charge"), will be at least equal to three times the monthly deduction due on the Monthly Deduction Day immediately preceding the Grace Period (see "CHARGES AND DEDUCTIONS--Monthly Deduction"). Therefore, the greater the Certificate Debt under a Certificate, the more likely it would be to lapse.

    REPAYMENT OF CERTIFICATE DEBT. You may repay Certificate Debt in whole or in part any time during the Insured's life and before the Maturity Date so long as the Certificate is in force. We subtract any Certificate Debt not repaid from the death benefit payable at the Insured's death, from Surrender Value upon complete surrender or from the maturity benefit. Any payments made by a Certificate Holder will be treated first as the repayment of any outstanding Certificate Debt, unless the Certificate Holder indicates otherwise. Upon partial or full repayment of Certificate Debt, we will no longer segregate within the Declared Interest Option the portion of the Accumulated Value securing the repaid portion of the Certificate Debt, but that amount will remain in the Declared Interest Option unless and until transferred to the Variable Account by the Certificate Holder. We will notify you when your Certificate Debt is repaid in full.

    For a discussion of the tax consequences associated with Certificate Loans and lapses, see "FEDERAL TAX MATTERS."
--------------------------------------------------------------------------------

DEATH PROCEEDS

    So long as the Certificate remains in force, the Certificate provides for the payment of death proceeds upon the death of the Insured.

        - You may name one or more principal Beneficiaries or contingent Beneficiaries and we will pay proceeds to the principal Beneficiary or a contingent Beneficiary.

        - If no Beneficiary survives the Insured, we will pay the death proceeds pursuant to Section 21 of the Society's By-Laws. We may pay death proceeds in a lump sum or under a settlement option. (See "CERTIFICATE BENEFITS--Settlement Options.")

    To determine the death proceeds, we will reduce the death benefit by any outstanding Certificate Debt and increase it by any unearned loan interest and any premiums paid after the date of death. We will ordinarily mail proceeds within seven days after receipt at our Administrative Center of Due Proof of Death. We may postpone payment, however, under certain circumstances. (See "GENERAL PROVISIONS--Postponement of Payments.") We pay interest on those proceeds, at an annual rate of no less than 3% or any rate required by law, from the date of death to the date payment is made.

    DEATH BENEFIT GUARANTEE RIDER. If you selected the optional Death Benefit Guarantee Rider (there is no charge for this rider), on each Monthly Deduction Day we will check to see if you have met the death benefit guarantee monthly premium requirement by comparing the cumulative actual premiums you have paid with the cumulative death benefit guarantee monthly premiums. If you meet the death benefit guarantee monthly premium requirement, then your Certificate will not enter a grace period

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    even if the Net Surrender Value is not enough to cover the monthly deduction due. If you do not meet the death benefit guarantee monthly premium requirement, then we will notify you of the amount you must pay within 61 days to prevent your Certificate from lapsing. (See "THE
    CERTIFICATE--Premiums--DEATH BENEFIT GUARANTEE PREMIUMS.") Your Certificate will meet the death benefit guarantee monthly premium requirement on a Monthly Deduction Day when (a) is equal to or greater than (b) where:

        (a) is the sum of all premiums paid on the Certificate (accumulated from the date of payment at the prepayment interest rate shown on the Certificate data page), less the sum of all partial withdrawals (accumulated from the date of each withdrawal at the prepayment interest rate), and less any Certificate Loans and unpaid loan interest; and

        (b) is the sum of the death benefit guarantee monthly premiums since the Certificate Date accumulated at the prepayment interest rate.

    DEATH BENEFIT OPTIONS. Certificate Holders designate in the initial application one of two death benefit options offered under the Certificate. The amount of the death benefit payable under a Certificate will depend upon the option in effect at the time of the Insured's death.

    Under Type 1, the death benefit will be equal to the greater of:

        -   the current Specified Amount, or

        - the Accumulated Value (determined as of the end of the Business Day coinciding with or immediately following the date of death) multiplied by the specified amount factor for the Insured's Attained Age.

    Under Type 1, the death benefit will remain level at the Specified Amount unless the Accumulated Value multiplied by the specified amount factor exceeds the current Specified Amount, in which case the amount of the death benefit will vary as the Accumulated Value varies. If you are satisfied with the amount of your insurance coverage under the Certificate and prefer to have favorable investment performance and additional premiums reflected in higher Accumulated Value rather than increased death benefits, Certificate Holders generally should select Type 1 where the Accumulated Value is not paid in addition to the Specified Amount.

    Under Type 2, the death benefit will be equal to the greater of:

        - the sum of the current Specified Amount and the Accumulated Value, or

        - the Accumulated Value multiplied by the specified amount factor for the Insured's Attained Age.

    We will determine Accumulated Value as of the end of the Business Day coinciding with or immediately following the date of death. Under Type 2, the death proceeds will always vary as the Accumulated Value varies (but will never be less than the Specified Amount). If you prefer to have favorable investment performance and additional premiums reflected in increased death benefits, Certificate Holders generally should select Type 2.

    Appendix B shows examples illustrating Type 1 and Type 2. The specified amount factor is 2.50 for an Insured Attained Age 40 or below on the date of death. For Insureds with an Attained Age over 40 on the date of death, the factor declines with age as shown in the specified amount factor table in Appendix B.


    CHANGING THE DEATH BENEFIT OPTION. You may change the death benefit option in effect at any time by sending a written request to us at our Administrative Center. The effective date of such a change will be the Monthly Deduction Day coinciding with or immediately following the date we approve the change. A change in death benefit options may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")


    If you change the death benefit option from Type 1 to Type 2, we will reduce the current Specified Amount by an amount equal to the Accumulated Value on the effective date of the change. If you change the death benefit option from Type 2 to Type 1, the current Specified Amount will not change. You may not make a change in the death benefit option if it would result in a Specified Amount which is less than the minimum Specified Amount in effect on the effective date of the change, or if after the change, the Certificate would no longer qualify as life insurance under federal tax law.

    We impose no charges in connection with a change in death benefit option; however, a change in death benefit option will affect the cost of insurance charges. (See "CHARGES AND DEDUCTIONS--Monthly Deduction--COST OF INSURANCE.")

    CHANGE IN EXISTING COVERAGE. After a Certificate has been in force for one Certificate Year, you may adjust the existing insurance coverage by increasing or decreasing the Specified Amount. To make a change, you must send us a written request at our Administrative Center. A change in the Specified Amount may affect the cost of insurance rate and the net amount at risk, both of which will affect your cost of insurance charge. (See "CHARGES AND DEDUCTIONS--Monthly Deduction--COST OF INSURANCE RATE, and--NET AMOUNT AT RISK.") If decreases in the Specified Amount cause the premiums paid to exceed the maximum premium limitations imposed by federal tax law (see "THE CERTIFICATE--Premiums--PREMIUM LIMITATIONS"), the decrease will be limited to the extent necessary to meet these requirements. A change in existing coverage may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

    Any decrease in the Specified Amount will become effective on the Monthly Deduction Day coinciding with or immediately following the date we approve the request. The decrease will first reduce the Specified Amount provided by the most recent increase, then the next most recent increases successively, then the Specified Amount under the original application. The Specified Amount following a decrease can never be less than the minimum Specified Amount for the Certificate in effect on the date of the decrease. A Specified Amount decrease will not reduce the Surrender Charge.

    To apply for an increase, you must provide us with evidence of insurability we deem satisfactory. Any approved increase will become effective on the Monthly Deduction Day coinciding with or immediately following the date we approve the request. An increase will not become effective, however, if the Certificate's Accumulated Value on the effective date would not be sufficient to cover the deduction for the increased cost of insurance for the next Certificate Month. A Specified Amount increase is subject to its own Surrender Charge.


    CHANGES IN INSURANCE PROTECTION. You may increase or decrease the pure insurance protection provided by a Certificate--the difference between the death benefit and the Accumulated Value--in one of several ways as insurance needs change. This would include increasing or decreasing the Specified Amount of insurance, changing the level of premium payments and, to a lesser extent, taking a partial withdrawal from the Accumulated Value.


    Although the consequences of each of these methods will depend upon the individual circumstances, they may be summarized as follows:

        - A decrease in the Specified Amount will, subject to the applicable specified amount factor (see "CERTIFICATE BENEFITS--Death Proceeds--DEATH BENEFIT OPTIONS"), decrease the pure insurance protection and the cost of insurance charges under the Certificate without generally reducing the Accumulated Value.

        - An increase in the Specified Amount may increase the amount of pure insurance protection, depending on the amount of Accumulated Value and the applicable specified amount factor. If the insurance protection is increased, the cost of insurance charge will increase as well.

        - If you elect Type 1, an increased level of premium payments will increase the Accumulated Value and reduce the pure insurance protection, until the Accumulated Value multiplied by the applicable specified amount factor exceeds the Specified Amount. Increased premiums should also increase the amount of funds available to keep the Certificate in force.

        - If you elect Type 1, a reduced level of premium payments generally will increase the amount of pure insurance protection, depending on the applicable specified amount factor. It also will result in a reduced amount of Accumulated Value and will increase the possibility that the Certificate will lapse.

        - A partial withdrawal will reduce the death benefit. (See "CERTIFICATE BENEFITS--Accumulated Value Benefits--PARTIAL WITHDRAWALS.") However, it only affects the amount of pure insurance protection if the death benefit payable is based on the specified amount factor, because otherwise the decrease in the benefit is offset by the amount of Accumulated Value withdrawn. The primary effect of a partial withdrawal is you receive cash and reduce Accumulated Value.

    In comparison, an increase in the death benefit due to the operation of the specified amount factor occurs automatically and is intended to help assure that the Certificate remains qualified as life insurance under federal tax law. The calculation of the death benefit based upon the specified amount factor occurs only when the Accumulated Value of a Certificate reaches a certain proportion of the Specified Amount (which may or may not occur). Additional premium payments, favorable investment performance and large initial premiums tend to increase the likelihood of the specified amount factor becoming operational after the first few Certificate Years. Such increases will be temporary, however, if the investment performance becomes unfavorable and/or premium payments are stopped or decreased.

    A change in insurance protection may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")
--------------------------------------------------------------------------------

ACCELERATED BENEFITS RIDER


    In the event that the Insured becomes terminally ill (as defined below), you may (if residing in a state that has approved such rider), by written request and subject to the conditions stated below, have the Society pay all or a portion of the accelerated death benefit immediately to you. If not attached to the Certificate beforehand, we will issue an accelerated benefits rider providing for this right. There is no separate charge for this rider.


    For this purpose, an Insured is terminally ill when a physician (as defined by the rider) certifies that he or she has a life expectancy of 12 months or less.

    The accelerated benefit is up to 75% of the Certificate's death benefit subject to a maximum of $250,000 (the $250,000 maximum applies in aggregate to all certificates issued by the Society on the Insured).

    No accelerated benefit will be paid unless the total amount of benefits calculated under all Accelerated Benefits Riders issued by the Society is at least $5,000. The amount of the accelerated benefit will be treated as a lien against Certificate values and bear interest at the rate specified in the Certificate. On each Certificate Anniversary, interest will be added to the lien and bear interest at the rate then in effect.


    The accelerated benefit will first be used to repay any outstanding Certificate Debt. Access to Certificate values after acceleration will be limited to the amount of Net Surrender Value in excess of the accelerated benefit and any accrued interest. Death benefits will be reduced by the amount of the accelerated benefit plus any accrued interest.



    The Society believes that for federal income tax purposes, an accelerated death benefit payment should be fully excludable from the gross income of the recipient, except in certain business contexts. However, you should consult a qualified tax adviser about the consequences of adding this rider to a Certificate or requesting an accelerated death benefit payment under this rider.

--------------------------------------------------------------------------------

BENEFITS AT MATURITY

    The Maturity Date is Attained Age 115. If the Insured is alive and the Certificate is in force on the Maturity Date, the Society will pay to the Certificate Holder the Certificate's Accumulated Value as of the end of the Business Day coinciding with or immediately following the Maturity Date, reduced by any outstanding Certificate Debt. (See "CERTIFICATE BENEFITS--Loan Benefits--REPAYMENT OF CERTIFICATE DEBT.") We may pay benefits at maturity in a lump sum or under a settlement option.

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
    The tax consequences associated with continuing a Certificate beyond age 100 are unclear. Consult a tax adviser on this issue.
--------------------------------------------------------------------------------

SETTLEMENT OPTIONS


    We may pay death proceeds and Accumulated Value due at maturity, or upon surrender or partial withdrawal of a Certificate, in whole or in part under a settlement option as described below. We also may make payments under any new settlement option available at the time proceeds become payable. In addition, you may receive proceeds in any other manner acceptable to us.


    You may designate an option in your application or notify us in writing at our Administrative Center. During the life of the Insured, you may select a settlement option; in addition, during that time you may change a previously selected option by sending written notice to us requesting the cancellation of the prior option and the designation of a new option. If you have not chosen an option prior to the Insured's death, the Beneficiary may choose an option. The Beneficiary may change a settlement option by sending a written request to us, provided that a prior option chosen by you is not in effect.


    If you have not elected a settlement option, we will pay the proceeds of the Certificate in one sum. We will also pay the proceeds in one sum if,


        (1)  the proceeds are less than $5,000;

        (2)  periodic payments would be less than $50; or

        (3) the payee is an assignee, estate, trustee, partnership, corporation or association.

    Amounts paid under a settlement option are paid pursuant to a supplemental contract. Proceeds applied under a settlement option earn interest at a rate guaranteed to be no less than 3% compounded yearly. The Society may be crediting higher interest rates on the effective date of the supplemental contract, but is not obligated to declare that such additional interest be applied to such funds.

    If a payee dies, any remaining guaranteed payments will be paid to a secondary payee. At the death of the last payee, the commuted value of any remaining guaranteed payments will be paid to the last payee's estate. A payee may not withdraw funds under a settlement option unless the Society has agreed to such withdrawal in the supplemental contract. We reserve the right to defer a withdrawal for up to six months and to refuse to allow partial withdrawals of less than $200.

    Payments under Options 2, 3, 4 or 5 will begin the first of the month following settlement. Payments under Option 1 will begin at the end of the first interest period after the date proceeds are otherwise payable.

    OPTION 1--DEPOSIT AT INTEREST. Periodic payments of interest earned from the proceeds will be paid. Payments can be annual, semi-annual, quarterly or monthly, as selected by the payee, and will begin at the end of the first period chosen. Proceeds left under this plan will earn interest at a rate determined by the Society, in no event less than 3% compounded yearly. The payee may withdraw all or part of the proceeds at any time.

    OPTION 2--INCOME FOR A FIXED PERIOD. Equal monthly payments will be made for a fixed period not longer than 30 years. Guaranteed amounts payable under the plan will earn interest at a rate determined by the Society, in no event less than 3% compounded yearly.

    OPTION 3--LIFE INCOME WITH GUARANTEED PERIOD. Monthly payments will be made for a guaranteed minimum period elected. If the payee lives longer than the minimum period, payments will continue for his or her life. The minimum period can be 10 or 20 years or the period required for the total payments to equal the proceeds applied. Guaranteed amounts payable under this plan will earn interest at a rate determined by the Society, in no event less than 3% compounded yearly.

    OPTION 4--INCOME OF A FIXED AMOUNT. Equal periodic payments of a definite amount will be paid. Payments can be annual, semi-annual, quarterly or monthly. The amount paid each year must total no
                                       32
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    less than 5% of the original proceeds placed with the Society. Payments will continue until the proceeds, including interest at the guaranteed rate of 3% per year, are exhausted.

    OPTION 5--JOINT AND SURVIVOR LIFE INCOME. Equal monthly payments will be made for as long as the two payees live. The guaranteed amount payable under this plan will earn interest at a minimum rate of 3% compounded yearly. When one payee dies, payments of two-thirds of the original monthly payment will be made to the surviving payee. Payments will stop when the surviving payee dies.

    ALTERNATE SETTLEMENT OPTIONS. The Society may make available alternate settlement options.

--------------------------------------------------------------------------------

CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------

    We deduct certain charges in connection with the Certificate to compensate us for (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The nature and amount of these charges are described more fully below.
--------------------------------------------------------------------------------

PREMIUM EXPENSE CHARGE

    Before allocating Net Premiums among the Subaccounts and the Declared Interest Option, we reduce premiums paid by a premium expense charge. The premium less the premium expense charge equals the Net Premium.

    The current premium expense charge is 7% of each premium up to the Target Premium and 2% of each premium over the Target Premium. The premium expense charge will never exceed 7% of any premium. It is used to compensate us for expenses incurred in distributing the Certificate, including agent sales commissions, the cost of printing prospectuses and sales literature and advertising costs.
--------------------------------------------------------------------------------

MONTHLY DEDUCTION

    We deduct certain charges monthly from the Accumulated Value of each Certificate ("monthly deduction") to compensate us for the cost of insurance coverage and any additional benefits added by rider (see "GENERAL PROVISIONS--Additional Insurance Benefits"), for underwriting and start-up expenses in connection with issuing a Certificate and for certain administrative costs. We deduct the monthly deduction as of the Certificate Date and each Monthly Deduction Day. We deduct it from the Declared Interest Option and each Subaccount in the same proportion that the Certificate's Net Accumulated Value in the Declared Interest Option and the Certificate's Accumulated Value in each Subaccount bear to the total Net Accumulated Value of the Certificate. For purposes of making deductions from the Declared Interest Option and the Subaccounts, we determine Accumulated Values as of the end of the Business Day coinciding with or immediately following the Monthly Deduction Day. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction itself will vary in amount from month to month.

    We make the monthly deduction on the Business Day coinciding with or immediately following each Monthly Deduction Day and it will equal:

        -  the cost of insurance for the Certificate; plus

        -  the cost of any optional insurance benefits added by rider; plus

        -  the monthly certificate expense charge.


    During the first 12 Certificate Months and during the 12 Certificate Months immediately following an increase in Specified Amount, the monthly deduction will include a monthly administrative charge. During the first 12 Certificate Months, the monthly deduction also will include a first-year monthly expense charge.

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    COST OF INSURANCE. This charge is designed to compensate us for the anticipated cost of paying death proceeds to Beneficiaries of those Insureds who die prior to the Maturity Date. We determine the cost of insurance on a monthly basis, and we determine it separately for the initial Specified Amount and for any subsequent increases in Specified Amount. We will determine the monthly cost of insurance charge by dividing the applicable cost of insurance rate, or rates, by 1,000 and multiplying the result by the net amount at risk for each Certificate Month. We may realize a profit from this charge and may use such profit for any lawful purpose, including paying our distribution expenses.

    NET AMOUNT AT RISK. The net amount at risk for a Certificate Month is equal to (a) divided by (b) minus (c) where:

        (a)   is the death benefit;

        (b)  is 1.0032737(1); and

        (c)   is the Accumulated Value.

    We determine the death benefit and the Accumulated Value as of the end of the Business Day coinciding with or immediately following the Monthly Deduction Day.

    We determine the net amount at risk separately for the initial Specified Amount and any increases in Specified Amount. In determining the net amount at risk for each Specified Amount, we first consider the Accumulated Value a part of the initial Specified Amount. If the Accumulated Value exceeds the initial Specified Amount, we will consider it to be a part of any increase in the Specified Amount in the same order as the increases occurred.

    COST OF INSURANCE RATE. We base the cost of insurance rate for the initial Specified Amount on the Insured's sex, premium class and Attained Age. For any increase in Specified Amount, we base the cost of insurance rate on the Insured's premium class on the effective date of the increase, sex and Attained Age. Actual cost of insurance rates may change and we will determine the actual monthly cost of insurance rates based on our expectations as to future mortality experience. However, the actual cost of insurance rates will never be greater than the guaranteed maximum cost of insurance rates set forth in the Certificate. These guaranteed rates are based on the 1980 Commissioners' Standard Ordinary Non-Smoker and Smoker Mortality Table. Current cost of insurance rates are generally less than the guaranteed maximum rates. Any change in the cost of insurance rates will apply to all persons of the same age, sex and premium class whose Certificates have been in force the same length of time.

    The cost of insurance rates generally increase as the Insured's Attained Age increases. The premium class of an Insured also will affect the cost of insurance rate. The Society currently places Insureds into a standard premium class or into premium classes involving a higher mortality risk. In an otherwise identical Certificate, Insureds in the standard premium class will have a lower cost of insurance rate than those in premium classes involving higher mortality risk. The standard premium class is also divided into two categories: tobacco and non-tobacco. The Society may offer preferred classes in addition to the standard tobacco and non-tobacco classes. Non-tobacco-using Insureds will generally have a lower cost of insurance rate than similarly situated Insureds who use tobacco.

    We determine the cost of insurance rate separately for the initial Specified Amount and for the amount of any increase in Specified Amount. In calculating the cost of insurance charge, we apply the rate for the premium class on the Certificate Date to the net amount at risk for the initial Specified Amount; for each increase in Specified Amount, we use the rate for the premium class applicable to the increase. However, if we calculate the death benefit as the Accumulated Value times the specified amount factor, we will use the rate for the premium class for the most recent increase that required evidence of insurability for the amount of death benefit in excess of the total Specified Amount.

------------------------
(1) Dividing by this number reduces the net amount at risk, solely for the purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%.

    ADDITIONAL INSURANCE BENEFITS. The monthly deduction will include charges for any additional benefits provided by rider. (See "GENERAL
    PROVISIONS--Additional Insurance Benefits.")

    MONTHLY CERTIFICATE EXPENSE CHARGE. We have primary responsibility for the administration of the Certificate and the Variable Account. Administrative expenses include premium billing and collection, recordkeeping, processing death benefit claims, partial withdrawals, surrenders and Certificate changes, and reporting and overhead costs. As reimbursement for administrative expenses related to the maintenance of each Certificate and the Variable Account, we assess a $5 monthly administrative charge against each Certificate. We guarantee this charge will not exceed $5 per Certificate Month.


    MONTHLY ADMINISTRATIVE CHARGE. We deduct administrative charges from Accumulated Value as part of the monthly deduction during the first twelve Certificate Months and during the twelve Certificate Months immediately following an increase in Specified Amount. The charge will compensate us for first-year underwriting, processing and start-up expenses incurred in connection with the Certificate and the Variable Account. These expenses include the cost of processing applications, conducting medical examinations, determining insurability and the Insured's premium class, and establishing Certificate records. The monthly administrative charge is $0.05 per $1,000 of Specified Amount, or increase in Specified Amount. We guarantee this charge will not exceed $0.05 per $1,000.



    FIRST-YEAR MONTHLY EXPENSE CHARGE. We will deduct a monthly expense charge of $5 from Accumulated Value during the first twelve Certificate Months. We guarantee this charge will not exceed $5 per Certificate Month.

--------------------------------------------------------------------------------

TRANSFER CHARGE

    We may impose a transfer charge of $25 for the second and each subsequent transfer during a Certificate Year to compensate us for the costs in making the transfer.

        - Unless paid in cash, we will deduct the transfer charge on a pro-rata basis from the Declared Interest Option and/or Subaccounts to which the transfer is made.

        - Once we issue a Certificate, we will not increase this charge for the life of the Certificate.

        - We will not impose a transfer charge on transfers that occur as a result of Certificate Loans, the exercise of the special transfer privilege or the initial allocation of Accumulated Value among the Subaccounts and the Declared Interest Option following your acceptance of the Certificate.

    Currently, there is no charge for changing the Net Premium allocation instructions.
--------------------------------------------------------------------------------

PARTIAL WITHDRAWAL FEE

    Upon partial withdrawal from a Certificate, we assess a charge equal to the lesser of $25 or 2% of the amount withdrawn to compensate us for costs incurred in accomplishing the withdrawal. We deduct this fee from the Accumulated Value.
--------------------------------------------------------------------------------

SURRENDER CHARGE

    We apply a Surrender Charge during the first fifteen Certificate Years, as well as during the first fifteen years following an increase in Specified Amount. This charge is an amount per $1,000 of Specified Amount which declines to $0 in the sixteenth year and varies by age, sex, premium class and Certificate Year. We have listed below the maximum Surrender Charge per $1,000 of Specified Amount for select ages in various premium classes in the first Certificate Year.


      ISSUE AGE          MALE, TOBACCO      FEMALE, TOBACCO     UNISEX, TOBACCO
         30                  $22.45              $19.25              $21.79
         50                  $45.36              $35.34              $43.13
         70                  $55.21              $55.27              $55.30


    The maximum Surrender Charge for any Certificate is $55.97 per $1,000 of Specified Amount. (See "APPENDIX C--Maximum Surrender Charges.") The Surrender Charge is level within each Certificate Year.

    You may surrender this Certificate without incurring a Surrender Charge after the first Certificate Year if the Insured is terminally ill or stays in a qualified nursing care center for 90 consecutive days.
--------------------------------------------------------------------------------

VARIABLE ACCOUNT CHARGES

    MORTALITY AND EXPENSE RISK CHARGE. We currently deduct a daily mortality and expense risk charge from each Subaccount at an effective annual rate of .90% of the average daily net assets of the Subaccounts. We guarantee this charge will not exceed 1.05% of the average daily net assets of the Subaccounts. We may realize a profit from this charge and may use such profit for any lawful purpose, including payment of our distribution expenses.

    The mortality risk we assume is that Insureds may die sooner than anticipated and therefore, we may pay an aggregate amount of life insurance proceeds greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Certificates will exceed the amounts realized from the administrative charges assessed against the Certificates.


    FEDERAL TAXES. Currently, no charge is made to the Variable Account for federal income taxes that may be attributable to the Variable Account. We may, however, make such a charge in the future. Charges for other taxes, if any, attributable to the Variable Account may also be made. (See "FEDERAL TAX MATTERS.")


    INVESTMENT OPTION EXPENSES. The value of net assets of the Variable Account will reflect the investment advisory fee and other expenses incurred by each Investment Option. The investment advisory fee and other expenses applicable to each Investment Option are listed in the "SUMMARY OF THE CERTIFICATE" and described in the prospectus for each Investment Option.

--------------------------------------------------------------------------------

THE DECLARED INTEREST OPTION
--------------------------------------------------------------------------------

    You may allocate Net Premiums and transfer Accumulated Value to the Declared Interest Option. Because of exemptive and exclusionary provisions, we have not registered interests in the Declared Interest Option under the Securities Act of 1933 and we have not registered the Declared Interest Option as an investment company under the Investment Company Act of 1940. Accordingly, neither the Declared Interest Option nor any interests therein are subject to the provisions of these Acts and, as a result, the staff of the Securities and Exchange Commission has not reviewed the disclosures in this Prospectus relating to the Declared Interest Option. Disclosures regarding the Declared Interest Option may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. Please refer to the Certificate for complete details regarding the Declared Interest Option.

--------------------------------------------------------------------------------

GENERAL DESCRIPTION

    Our General Account supports the Declared Interest Option. The General Account consists of all assets we own other than those in the Variable Account and other separate accounts. Subject to applicable law, we have sole discretion over the investment of the General Account's assets.

    You may elect to allocate Net Premiums to the Declared Interest Option, the Variable Account, or both. You may also transfer Accumulated Value from the Subaccounts to the Declared Interest Option, or from the Declared Interest Option to the Subaccounts. Allocating or transferring funds to the Declared Interest Option does not entitle you to share in the investment experience of the General Account. Instead, we guarantee that Accumulated Value in the Declared Interest Option will accrue interest at an effective annual rate of at least 4%, independent of the actual investment performance of the General Account.
--------------------------------------------------------------------------------

DECLARED INTEREST OPTION ACCUMULATED VALUE


    Net Premiums allocated to the Declared Interest Option are credited to the Certificate. The Society bears the full investment risk for these amounts. We guarantee that interest credited to each Certificate Holder's Accumulated Value in the Declared Interest Option will not be less than an effective annual rate of 4%. The Society may, in its sole discretion, credit a higher rate of interest, although it is not obligated to credit interest in excess of 4% per year, and might not do so. Any interest credited on the Certificate's Accumulated Value in the Declared Interest Option in excess of the guaranteed rate of 4% per year will be determined in the sole discretion of the Society and may be changed at any time by the Society, in its sole discretion. The Certificate Holder assumes the risk that the interest credited may not exceed the guaranteed minimum rate of 4% per year. The interest credited to the Certificate's Accumulated Value in the Declared Interest Option that equals Certificate Debt will be the greater of 4% or the current effective loan interest rate minus no more than 3%. For Certificates that have been in force ten years, we may allow a loan spread of 0% on the gain. The Accumulated Value in the Declared Interest Option will be calculated no less frequently than each Monthly Deduction Day.


    The Society guarantees that, at any time prior to the Maturity Date, the Accumulated Value in the Declared Interest Option will not be less than the amount of the Net Premiums allocated or Accumulated Value transferred to the Declared Interest Option, plus interest at the rate of 4% per year, plus any excess interest which we credit, less the sum of all Certificate charges allocable to the Declared Interest Option and any amounts deducted from the Declared Interest Option in connection with partial withdrawals or transfers to the Variable Account.
--------------------------------------------------------------------------------

TRANSFERS, PARTIAL WITHDRAWALS, SURRENDERS AND CERTIFICATE LOANS


    You may transfer amounts between the Subaccounts and the Declared Interest Option. However, only one transfer between the Variable Account and the Declared Interest Option is permitted in each Certificate Year. We may impose a transfer charge of $25 in connection with the transfer unless such transfer is the first transfer requested by the Certificate Holder during such Certificate Year. No more than 50% of the Net Accumulated Value in the Declared Interest Option may be transferred from the Declared Interest Option unless the Net Accumulated Value in the Declared Interest Option immediately after the transfer would be less than $1,000. If the Net Accumulated Value in the Declared Interest Option after a transfer would be less than $1,000, you may transfer the full Net Accumulated Value in the Declared Interest Option. A Certificate Holder may also make surrenders and obtain Certificate Loans from the Declared Interest Option at any time prior to the Certificate's Maturity Date.


    We may delay payment of partial withdrawals and surrenders from, and payments of Certificate Loans allocated to, the Declared Interest Option for up to six months.

--------------------------------------------------------------------------------

GENERAL PROVISIONS
--------------------------------------------------------------------------------

THE CERTIFICATE

    We issue the Certificate in consideration of the statements in the application and the payment of the initial premium. The Certificate, the application, any supplemental applications, any endorsements or additional benefit riders or agreements, and the Articles of Incorporation and By-Laws of the Society which are in force on the issue date make up the entire contract. In the absence of fraud, we will treat the statements made in an application or supplemental application as representations and not as warranties. We will not use any statement to void the Certificate or in defense of a claim unless the statement is contained in the application or any supplemental application.
--------------------------------------------------------------------------------

INCONTESTABILITY

    The Certificate is incontestable, except for fraudulent statements made in the application or supplemental applications, after it has been in force during the lifetime of the Insured for two years from the issue date or date of reinstatement. Any increase in Specified Amount will be incontestable only after it has been in force during the lifetime of the Insured for two years from the effective date of the increase. Depending upon individual state replacement requirements, if we replace your Certificate with another life insurance certificate issued by us, we will credit the amount of time you held your Certificate when calculating incontestability provisions under the new certificate.
--------------------------------------------------------------------------------

CHANGE OF PROVISIONS

    We reserve the right to change the Certificate, in the event of future changes in the federal tax law, to the extent required to maintain the Certificate's qualification as life insurance.

    Except as provided in the foregoing paragraph, no one can change any part of the Certificate except the Certificate Holder and an officer of the Society. Both must agree to any change and such change must be in writing. No agent may change the Certificate or waive any of its provisions.
--------------------------------------------------------------------------------

MISSTATEMENT OF AGE OR SEX

    If the Insured's age or sex was misstated in the application, we will adjust each benefit and any amount to be paid under the Certificate to reflect the correct age and sex.
--------------------------------------------------------------------------------

SUICIDE EXCLUSION

    If the Certificate is in force and the Insured commits suicide, while sane or insane, within two years from the issue date, we will limit the proceeds payable under the Certificate to all premiums paid, reduced by any outstanding Certificate Debt and any partial withdrawals, and increased by any unearned loan interest. If the Certificate is in force and the Insured commits suicide, while sane or insane, within two years from the effective date of any increase in Specified Amount, we will not pay any increase in the death benefit resulting from the requested increase in Specified Amount. Instead, we will refund to the Certificate Holder an amount equal to the total cost of insurance applicable to the increase. Depending upon individual state replacement requirements, if we replace your Certificate with another life insurance certificate issued by us, we will credit the amount of time you held your Certificate when calculating benefits under the suicide provision of the new certificate.

--------------------------------------------------------------------------------

ANNUAL REPORT

    At least once each year, we will send an annual report to each Certificate Holder. The report will show

        -   the current death benefit,

        - the Accumulated Value in each Subaccount and in the Declared Interest Option,

        -   outstanding Certificate Debt, and

        - premiums paid, partial withdrawals made and charges assessed since the last report.

    The report will also include any other information required by state law or regulation. Further, the Society will send the Certificate Holder the reports required by the Investment Company Act of 1940.
--------------------------------------------------------------------------------

DIVIDENDS

    This Certificate is considered a participating certificate. It will share in the divisible surplus of the Society as determined annually by the Board of Directors. Any share of such surplus apportioned to this Certificate will be payable as a dividend. Unless otherwise requested, dividends will be paid in cash. We do not expect that any dividends will be declared on this Certificate.
--------------------------------------------------------------------------------

OWNERSHIP OF ASSETS

    The Society shall have the exclusive and absolute ownership and control over assets, including the assets of the Variable Account.
--------------------------------------------------------------------------------

WRITTEN NOTICE

    You should send any written notice to the Society at our Administrative Center. The notice should include the Certificate number and the Insured's full name. Any notice we send to a Certificate Holder will be sent to the address shown in the application unless you filed an appropriate address change form with the Society.
--------------------------------------------------------------------------------

POSTPONEMENT OF PAYMENTS

    The Society will usually mail the proceeds of complete surrenders, partial withdrawals and Certificate Loans within seven days after we receive the Certificate Holder's signed request at our Administrative Center. The Society will usually mail death proceeds within seven days after receipt of Due Proof of Death and maturity benefits within seven days of the Maturity Date. However, we may postpone payment of any amount upon complete surrender or partial withdrawal, payment of any Certificate Loan, and payment of death proceeds or benefits at maturity whenever:

        - the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission;

        - the Securities and Exchange Commission by order permits postponement for the protection of Certificate Holders; or

        - an emergency exists, as determined by the Securities and Exchange Commission, as a result of which disposal of the securities is not reasonably practicable or it is not reasonably practicable to determine the value of the net assets of the Variable Account.

    We also may postpone transfers under these circumstances.

    Payments under the Certificate which are derived from any amount paid to the Society by check or draft may be postponed until such time as the Society is satisfied that the check or draft has cleared the bank upon which it is drawn.


    If mandated under applicable law, the Society may be required to block a Certificate Holder's account and thereby refuse to pay any request for transfer, surrender, partial withdrawal, loan or death proceeds until instructions are received from the appropriate regulator.

--------------------------------------------------------------------------------

CONTINUANCE OF INSURANCE

    The insurance under a Certificate will continue until the earlier of:

        -  the end of the Grace Period;

        - the date the Certificate Holder surrenders the Certificate for its entire Net Surrender Value;

        -  the death of the Insured; or

        -  the Maturity Date.

    Any rider to a Certificate will terminate on the date specified in the rider.
--------------------------------------------------------------------------------

OWNERSHIP

    The Insured is the Certificate Holder and person having control of the Certificate unless another owner is named. During the Insured's lifetime, all rights granted by the Certificate belong to the Certificate Holder, except as otherwise provided for in the Certificate.

    If the issue age is 15 or less, the applicant for the Certificate, or the applicant's duly appointed successsor, shall have control of the Certificate but may not assign it. During the period after the Insured attains age 16 and before the Insured attains age 21, control of the Certificate will pass to the Insured: (a) upon the death of such applicant; or (b) upon receipt of a written request by such applicant in a form satisfactory to the Society. When the Insured attains age 21, control of the Certificate shall automatically pass to the Insured.


    The Certificate Holder may assign the Certificate as collateral security. The Society assumes no responsibility for the validity or effect of any collateral assignment of the Certificate. No assignment will bind us unless in writing and until we receive notice of the assignment at our Administrative Center. The assignment is subject to any payment or action we may have taken before we received notice of the assignment at our Administrative Center. Assigning the Certificate may have federal income tax consequences.

--------------------------------------------------------------------------------

THE BENEFICIARY

    The Certificate Holder designates the principal Beneficiaries and contingent Beneficiaries in the application. If changed, the principal Beneficiary or contingent Beneficiary is as shown in the latest change filed with the Society. One or more principal or contingent Beneficiaries may be named in the application. In such case, the proceeds will be paid in equal shares to the survivors in the appropriate beneficiary class, unless requested otherwise by the Certificate Holder.

    Unless a settlement option is chosen, we will pay the proceeds payable at the Insured's death in a lump sum to the principal Beneficiary. If the principal Beneficiary dies before the Insured, we will pay the proceeds to the contingent Beneficiary. If no Beneficiary survives the Insured, we will pay the proceeds pursuant to Section 21 of the Society's By-Laws.

--------------------------------------------------------------------------------

CHANGING THE BENEFICIARY

    During the Insured's life, the Beneficiary may be changed. To make a change, you must send a written request to us at our Administrative Center. The request and the change must be in a form satisfactory to the Society and we must actually receive and record the request. The change will take effect as of the date you sign the request and will be subject to any payment made before we recorded the change. We may require return of the Certificate for endorsement.
--------------------------------------------------------------------------------

ADDITIONAL INSURANCE BENEFITS

    Subject to certain requirements, you may add one or more of the following additional insurance benefits to your Certificate by rider:

        - Cost of Living Increase. This rider may increase the amount of insurance every three years without evidence of good health based on the Consumer Price Index. There is a monthly deduction for the cost of this rider.

        - Waiver of Charges. This rider waives the Certificate's monthly deductions upon total and permanent disability of the Insured after a waiting period of 90 days. There is a monthly deduction for the cost of this rider.


        - Death Benefit Guarantee. This rider guarantees that the Certificate will stay in force regardless of investment performance if you maintain a certain minimum premium level. There is no charge for this rider.


        - Guaranteed Insurability Option. This rider allows you to increase the amount of insurance without evidence of good health on each of the rider's option dates. There is a monthly deduction for the cost of this rider.

        - Accelerated Benefits. This rider allows a portion of the death benefit to be paid prior to the Insured's death when the Insured is terminally ill, as defined in the rider. This rider is automatically included without charge where available.


    We will deduct the cost of any additional insurance benefits as part of the monthly deduction. (See "CHARGES AND DEDUCTIONS--Monthly Deduction.") You may obtain more detailed information concerning available riders from the registered representative selling the Certificate.


--------------------------------------------------------------------------------

DISTRIBUTION OF THE CERTIFICATES
--------------------------------------------------------------------------------

    The Certificates will be sold by individuals who in addition to being licensed as life insurance agents for the Society, are also registered representatives of the principal underwriter of the Certificates, MWA Financial Services, Inc. ("MWAFS"), a broker-dealer having a selling agreement with MWAFS or a broker-dealer having a selling agreement with such broker-dealer. MWAFS, a corporation organized on February 2, 2001, under the laws of the State of Illinois, is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer, is a member of the National Association of Securities Dealers, Inc. ("NASD") and is an affiliate of the Society. MWAFS is located at 1701 1st Avenue, Rock Island, Illinois 61201.

    The maximum sales commission payable to agents will be 40% of premiums up to the first-year Target Premium and 5% of renewal Target Premium and excess premium in all years. These commissions (and other distribution expenses, such as production incentive bonuses, agent's insurance and pensions benefits, agency management compensation and bonuses and expense allowances) are paid by the Society. They do not result in any additional charges against the Certificate that are not described above under "CHARGES AND DEDUCTIONS."

    Under the Public Disclosure Program, NASD Regulation ("NASDR") providers certain information regarding the disciplinary history of NASD member broker-dealers and their associated persons in response to written, electronic or telephonic inquiries. NASDR's toll-free Public Disclosure Program Hotline telephone number is 1-800-289-9999 and their Web site address is www.nasdr.com. An investor brochure that includes information describing the Public Disclosure Program is available from NASDR.

--------------------------------------------------------------------------------

FEDERAL TAX MATTERS
--------------------------------------------------------------------------------

INTRODUCTION

    The following summary provides a general description of the Federal income tax considerations associated with the Certificate and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.
--------------------------------------------------------------------------------

TAX STATUS OF THE CERTIFICATE

    In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a life insurance certificate must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Certificate issued on the basis of a standard rate class should satisfy the applicable requirements. There is less guidance, however, with respect to a Certificate issued on a substandard basis (I.E., a premium class involving higher than standard mortality risk). It is not clear whether such a Certificate will in all cases satisfy the applicable requirements, particularly if you pay the full amount of premiums permitted under the Certificate. If it is subsequently determined that a Certificate does not satisfy the applicable requirements, we may take appropriate steps to bring the Certificate into compliance with such requirements and we reserve the right to modify the Certificate as necessary in order to do so.


    In certain circumstances, owners of variable life insurance certificates have been considered for Federal income tax purposes to be the owners of the assets of the variable account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the Certificate Holders have been currently taxed on income and gains attributable to variable account assets. There is little guidance in this area, and some features of the Certificate, such as the flexibility to allocate premium payments and Accumulated Values, have not been explicitly addressed in published rulings. While we believe that the Certificate does not give the Certificate Holder investment control over Variable Account assets, we reserve the right to modify the Certificate as necessary to prevent the Certificate Holder from being treated as the owner of the Variable Account assets supporting the Certificate.


    In addition, the Code requires that the investments of the Subaccounts be "adequately diversified" in order for the Certificate to be treated as a life insurance contract for Federal income tax purposes. It is intended that the Subaccounts, through the funds, will satisfy these diversification requirements.

    The following discussion assumes that the Certificate will qualify as a life insurance contract for Federal income tax purposes.
--------------------------------------------------------------------------------

TAX TREATMENT OF CERTIFICATE BENEFITS

    IN GENERAL. The Society believes that the death benefit under a Certificate should be excludible from the gross income of the beneficiary. Federal, state and local estate, inheritance, transfer, and other tax consequences of ownership or receipt of certificate proceeds depend on the circumstances of each Certificate Holder or Beneficiary. A tax adviser should be consulted on these consequences.

    Generally, a Certificate Holder will not be deemed to be in constructive receipt of the Accumulated Value until there is a distribution. When distributions from a Certificate occur, or when loans are taken out from or secured by a Certificate, the tax consequences depend on whether the Certificate is classified as a Modified Endowment Contract ("MEC").



    MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as Modified Endowment Contracts, with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Certificate as to premium payments and benefits, the individual circumstances of each Certificate will determine whether it is classified as a MEC. The rules are too complex to be summarized here, but generally depend on the amount of premium payments made during the first seven Certificate Years. Certain changes in a Certificate after it is issued could also cause it to be classified as a MEC. You should consult with a competent tax adviser to determine whether a Certificate transaction will cause the Certificate to be classified as a MEC.



    DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT
    CONTRACTS. Certificates classified as MECs are subject to the following tax rules:


        (1) All distributions other than death benefits from a modified endowment contract, including distributions upon surrender and withdrawals, will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Certificate Holder's investment in the Certificate only after all gain has been distributed.


        (2) Loans taken from or secured by a Certificate classified as a MEC are treated as distributions and taxed accordingly.


        (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Certificate Holder has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Certificate Holder or the joint lives (or joint life expectancies) of the Certificate Holder and the Certificate Holder's beneficiary or designated beneficiary.


        (4) If a Certificate becomes a MEC, distributions that occur during the Certificate Year will be taxed as distributions from a MEC. In addition, distributions from a Certificate within two years before it becomes a MEC will be taxed in this manner. This means that a distribution made from a Certificate that is not a MEC could later become taxable as a distribution from a MEC.



    DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM CERTIFICATES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits from a Certificate that is not classified as a MEC, including surrenders and partial withdrawals, are generally treated first as a recovery of the Certificate Holder's investment in the Certificate, and only after the recovery of all investment in the Certificate, as taxable income. However, certain distributions which must be made in order to enable the Certificate to continue to qualify as a life insurance contract for Federal income tax purposes if Certificate benefits are reduced during the first 15 Certificate Years may be treated in whole or in part as ordinary income subject to tax.



    Loans from or secured by a Certificate that is not a MEC will generally not be treated as taxable distributions. However, the tax treatment of a loan taken out of a Certificate where there is no spread (difference between the interest rate charged to you and the interest rate credited to amounts securing the loan) or a minimal spread is unclear. You should consult your tax adviser about any such loan.



    Finally, neither distributions from, nor loans from or secured by, a Certificate that is not a MEC are subject to the 10-percent additional income tax.


    INVESTMENT IN THE CERTIFICATE. Your investment in the Certificate is generally your aggregate premiums. When a distribution is taken from the Certificate, your investment in the Certificate is reduced by the amount of the distribution that is tax-free.

    CERTIFICATE LOANS. In general, interest on a Certificate Loan will not be deductible. If a loan from a Certificate is outstanding when the Certificate is cancelled or lapses, then the amount of the outstanding indebtedness will be added to the amount treated as a distribution from the Certificate and will be taxed accordingly. Before taking out a Certificate Loan, you should consult your tax adviser as to the tax consequences.



    WITHHOLDING. To the extent that Certificate distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.



    MULTIPLE CERTIFICATES. All MECs that are issued by the Society to the same Certificate Holder during any calendar year are treated as one MEC for purposes of determining the amount includible in the Certificate Holder's income when a taxable distribution occurs.



    ACCELERATED DEATH BENEFITS. The Society believes that for federal income tax purposes, an accelerated death benefit payment received under an accelerated death benefit rider should be fully excludable from the gross income of the recipient, except in certain business contexts. However, you should consult a qualified tax adviser about the consequences of adding this rider to a Certificate or requesting an accelerated death benefit payment under this rider.



    CONTINUATION OF CERTIFICATE BEYOUND AGE 100. The tax consequences of continuing a Certificate beyond the Insured's Attained Age 100 are unclear. A tax adviser should be consulted on this issue.


    EXCHANGES. The Society believes that an exchange of a fixed-benefit certificate issued by the Society for a Certificate generally should be treated as a non-taxable exchange of life insurance certificates within the meaning of section 1035 of the Code. However, in certain circumstances, the exchanging owner may receive a cash distribution that might have to be recognized as income to the extent there was gain in the fixed-benefit certificate. Moreover, to the extent a fixed-benefit certificate with an outstanding loan is exchanged for an unencumbered Certificate, the exchanging owner could recognize income at the time of the exchange up to an amount of such loan (including any due and unpaid interest on such loan). An exchanging Certificate Holder should consult a tax adviser as to whether an exchange of a fixed-benefit certificate for the Certificate will have adverse tax consequences.

    OTHER CERTIFICATE HOLDER TAX MATTERS. Businesses can use the Certificate in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Certificate for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Certificate or a change in an existing Certificate should consult a tax adviser.


    OTHER TAX CONSIDERATIONS. The transfer of the Certificate or designation of a Beneficiary may have federal, state and/or local transfer and inheritance tax consequences, including the imposition of gift, estate and generation-skipping transfer taxes. For example, the transfer of the Certificate to, or the designation as a Beneficiary of, or the payment of proceeds to a person who is assigned to a generation which is two or more generations below the generation assignment of the Certificate Holder may have generation-skipping transfer tax consequences under federal tax law. The individual situation of each Certificate Holder or Beneficiary will determine the extent, if any, to which federal, state and local transfer and inheritance taxes may be imposed and how ownership or receipt of Certificate proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

--------------------------------------------------------------------------------

POSSIBLE TAX LAW CHANGES

    Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Certificate could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Certificate.
--------------------------------------------------------------------------------

TAXATION OF THE SOCIETY

    At the present time, the Society makes no charge for any Federal, state or local taxes that may be attributable to the Variable Account or to the Certificates. The Society reserves the right to charge the Subaccounts of the Variable Account for any future taxes or economic burden the Society may incur.
--------------------------------------------------------------------------------

EMPLOYMENT-RELATED BENEFIT PLANS

    The Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. In addition, legislative, regulatory or decisional authority of some states may prohibit use of sex-distinct mortality tables under certain circumstances. The Certificate described in this Prospectus contains guaranteed cost of insurance rates and guaranteed purchase rates for certain settlement options that distinguish between men and women, as well as those based on unisex mortality tables. Employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris, and Title VII generally, on any employment-related insurance or benefit program for which a Certificate may be purchased.

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

SAFEKEEPING OF THE VARIABLE ACCOUNT'S ASSETS

    The Society holds the assets of the Variable Account. The assets are kept physically segregated and held separate and apart from the General Account. We maintain records of all purchases and redemptions of shares by each Investment Option for each corresponding Subaccount. Additional protection for the assets of the Variable Account is afforded by a blanket fidelity bond issued by St. Paul Fire and Marine in the amount of $5,000,000 covering all the officers and employees of the Society.
--------------------------------------------------------------------------------

VOTING RIGHTS

    To the extent required by law, the Society will vote the Fund shares held in the Variable Account at regular and special shareholder meetings of the Funds in accordance with instructions received from persons having voting interests in the corresponding Subaccounts. If, however, the Investment Company Act of 1940 or any regulation thereunder should be amended or if the present interpretation thereof should change, and, as a result, we determine that we are permitted to vote the Fund shares in our own right, we may elect to do so.

    The number of votes you have the right to instruct are calculated separately for each Subaccount and are determined by dividing the Certificate's Accumulated Value in a Subaccount by the net asset value per share of the corresponding Investment Option in which the Subaccount invests. Fractional shares will be counted. The number of votes of the Investment Option which you have the right to instruct will be determined as of the date coincident with the date established by that Investment Option for determining shareholders eligible to vote at such meeting of the Fund. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by each Fund. Each person having a voting interest in a Subaccount will receive proxy materials, reports and other materials relating to the appropriate Investment Option.

    The Society will vote Fund shares attributable to Certificates as to which no timely instructions are received (as well as any Fund shares held in the Variable Account which are not attributable to Certificates) in proportion to the voting instructions which are received with respect to all Certificates participating in each Investment Option. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast on a matter.

    Fund shares may also be held by separate accounts of other insurers. The Society expects that those shares will be voted in accordance with instructions of the owners of insurance policies and contracts issued by those other insurers. Voting instructions given by owners of other insurance policies will dilute the effect of voting instructions of Certificate Holders.

    DISREGARD OF VOTING INSTRUCTIONS. The Society may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objective of an Investment Option or to approve or disapprove an investment advisory contract for an Investment Option. In addition, the Society itself may disregard voting instructions in favor of changes initiated by a Certificate Owner in the investment policy or the investment adviser of an Investment Option if the Society reasonably disapproves of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or the Society determined that the change would have an adverse effect on the General Account in that the proposed investment policy for an Investment Option may result in overly speculative or unsound investments. In the event the Society does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Certificate Owners.
--------------------------------------------------------------------------------

STATE REGULATION OF THE SOCIETY


    The Society, which is organized as a fraternal benefit society under the laws of Illinois, is subject to regulation by the Illinois Insurance Department. An annual statement is filed with the Illinois Insurance Department on or before March lst of each year covering the operations and reporting on the financial condition of the Society as of December 31 of the preceding year. Periodically, the Illinois Insurance Department examines the liabilities and reserves of the Society and the Variable Account and certifies their adequacy, and a full examination of operations is conducted periodically by the National Association of Insurance Commissioners.


    In addition, the Society is subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the insurance department of any other state applies the laws of the state of domicile in determining permissible investments.
--------------------------------------------------------------------------------

OFFICERS AND DIRECTORS OF MODERN WOODMEN OF AMERICA

    The principal business address of each person listed, unless otherwise indicated, is 1701 1st Avenue, Rock Island, Illinois 61201. The principal occupation shown reflects the principal employment of each individual during the past five years.

      NAME AND POSITION
       WITH THE SOCIETY         PRINCIPAL OCCUPATION LAST FIVE YEARS
Clyde C. Schoeck                President and Director of Agencies, Modern Woodmen of America
President and Director
James V. Standaert              National Secretary, Modern Woodmen of America
National Secretary and
Director

NAME AND POSITION
WITH THE SOCIETY                PRINCIPAL OCCUPATION LAST FIVE YEARS
C. Ernest Beane                 General Counsel, Modern Woodmen of America
General Counsel and Director
W. Kenny Massey                 Director of Agencies and Agency Manager, Modern Woodmen of America
Director of Agencies and
Director
Gary E. Stoefen                 Retired Treasurer and Investment Manager, Modern Woodmen of America
Director
Vernon L. Smith                 Agency Manager, Modern Woodmen of America
Director
Jerry F. Harbaugh               Retired Certified Public Accountant; Partner, McGladry & Pullen, LLP
Director
Gerald P. Odean                 Assistant National Secretary, Modern Woodmen of America
Assistant National Secretary
Larry L. Schreiber              Chief Actuary, Modern Woodmen of America
Actuary
Byron R. Carlson                Fraternal Director and Manager, Product Research, Modern Woodmen of
Fraternal Director                America
Nick S. Coin                    Treasurer and Investment Manager, and Manager, Securities Division,
Treasurer and Investment          Modern Woodmen of America
Manager


--------------------------------------------------------------------------------

LEGAL MATTERS

    Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain legal matters relating to federal securities laws applicable to the issuance of the flexible premium variable life insurance certificate described in this Prospectus. All matters of Illinois law pertaining to the Certificate, including the validity of the Certificate and the Society's right to issue the Certificate under Illinois Insurance Law, have been passed upon by C. Ernest Beane, General Counsel of the Society.
--------------------------------------------------------------------------------

LEGAL PROCEEDINGS

    The Society, like other insurers, is involved in lawsuits. Currently, there are no class action lawsuits naming us as a defendant or involving the Variable Account. In some lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe that at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Variable Account or the Society.
--------------------------------------------------------------------------------

EXPERTS


    The Society's statutory-basis financial statements as of and for the years ended December 31, 2001 and 2000, have been audited by Ernst & Young LLP, and the statutory-basis financial statements of operations, surplus and cash flow for the year ended December 31, 1999 by McGladrey & Pullen LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firms as experts in accounting and auditing. No financial information for the Variable Account is included because it had no assets and incurred no liabilities as of the date of this Prospectus.

    Actuarial matters included in this Prospectus have been examined by Christopher G. Daniels, FSA, MAAA, Consulting Actuary, as stated in the opinion filed as an exhibit to the registration statement.
--------------------------------------------------------------------------------

OTHER INFORMATION

    A registration statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the Certificate offered hereby. This Prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to the registration statement, to all of which reference is made for further information concerning the Variable Account, the Society and the Certificate offered hereby. Statements contained in this Prospectus as to the contents of the Certificate and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to such instruments as filed.

--------------------------------------------------------------------------------

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


    The audited statutory-basis statements of admitted assets, liabilities and surplus of the Society as of December 31, 2001 and 2000, and the related statutory-basis statements of operations, surplus and cash flow for each of the three years in the period ended December 31, 2001, are included herein.



    The Society's statutory-basis financial statements should be considered only as bearing on the Society's ability to meet its obligations under the Certificates. They should not be considered as bearing on the investment performance of the assets held in the Account.



    No financial information for the Account is included because it had no assets and incurred no liabilities at December 31, 2001.

McGladrey & Pullen, LLP
-----------------------
CERTIFIED PUBLIC ACCOUNTS

The Board of Directors
Modern Woodmen of America
Rock Island, Illinois

We have audited the accompanying statutory statements of operations, surplus, and cash flows of Modern Woodmen of America for the year ended December 31, 1999. These financial statements are the responsibility of the Society's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described more fully in Note 1 to the financial statements, those financial statements were prepared in conformity with accounting practices prescribed or permitted by the Illinois Department of Insurance, which practices differ from accounting principles generally accepted in the United States. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the results of operations or cash flows of Modern Woodmen of America for the year ended December 31, 1999.

In our opinion, the financial statements referred to above present fairly, in all material respects the results of operations and cash flows of Modern Woodmen of America for the year ended December 31, 1999, on the basis of accounting described in Note 1.

                                          /s/ McGladrey & Pullen, LLP

Moline, Illinois
February 17, 2000

                         REPORT OF INDEPENDENT AUDITORS

The Board of Directors
Modern Woodmen of America


We have audited the accompanying statutory-basis statements of admitted assets, liabilities and surplus of Modern Woodmen of America (the Society) as of December 31, 2001 and 2000, and the related statutory-basis statements of operations, surplus, and cash flow for the years then ended. These financial statements are the responsibility of the Society's management. Our responsibility is to express an opinion on these financial statements based on our audits. The statutory-basis statements of operations, surplus and cash flow of Modern Woodmen of America for the year ended December 31, 1999, were audited by other auditors, whose report dated February 17, 2000, expressed an opinion that those statements were not fairly presented in accordance with accounting principles generally accepted in the United States, but were fairly presented in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Illinois.


We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Society presents its financial statements in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Illinois, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of Modern Woodmen of America at December 31, 2001 and 2000, or the results of its operations or its cash flow for the years then ended.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Modern Woodmen of America at December 31, 2001 and 2000, and the results of its operations and its cash flow for the years then ended, in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Illinois.

As discussed in Note 2 to the financial statements, in 2001 Modern Woodmen of America changed various accounting policies to be in accordance with the revised National Association of Insurance Commissioners' ACCOUNTING PRACTICES AND PROCEDURES MANUAL, as adopted by the Insurance Department of the State of Illinois.

                                                           /s/ Ernst & Young LLP


Des Moines, Iowa
March 22, 2002

                           MODERN WOODMEN OF AMERICA
     STATUTORY-BASIS STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND SURPLUS
                                 (IN THOUSANDS)

                                                          DECEMBER 31
                                                    -----------------------
                                                       2001         2000
                                                    -----------------------
ADMITTED ASSETS
Investments:
  Bonds:
    Government                                      $1,060,685   $1,200,463
    Public utilities                                   576,657      405,364
    Industrial and miscellaneous                     2,205,858    1,882,597
                                                    -----------------------
                                                     3,843,200    3,488,424
  Preferred stocks                                       5,287        9,756
  Common stocks                                        387,412      435,863
  Mortgage loans                                       533,443      524,947
  Real estate                                            4,450        3,529
  Certificateholders' loans                            185,023      182,177
  Other invested assets                                 24,320       27,970
                                                    -----------------------
Total investments                                    4,983,135    4,672,666
Cash and short-term investments                         35,082       11,350
Investment income due and accrued                       63,133       60,202
Home office property                                    22,243       18,148
Electronic data processing equipment                     3,312        5,336
Premiums in course of collection                           296          293
Other assets                                               373          133
                                                    -----------------------
Total admitted assets                               $5,107,574   $4,768,128
                                                    =======================

                           MODERN WOODMEN OF AMERICA
     STATUTORY-BASIS STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND SURPLUS
                                 (IN THOUSANDS)

                                                          DECEMBER 31
                                                    -----------------------
                                                       2001         2000
                                                    -----------------------
LIABILITIES AND SURPLUS
Liabilities:
  Aggregate reserves for certificates and
    contracts:
    Life and annuity                                $4,077,402   $3,710,891
    Accident and health                                  6,553        6,880
  Certificate and contract claims                       10,013        8,040
  Other certificateholders' funds                        7,343        7,262
  Dividends payable to certificateholders               24,400       24,100
  Accrued commissions, general expenses and taxes       11,060        8,799
  Other liabilities                                     27,430       17,912
                                                    -----------------------
                                                     4,164,201    3,783,884
  Liability for employees' and fieldworkers'
    benefits                                            11,893        9,843
  Interest maintenance reserve                          11,038       15,573
  Asset valuation reserve                              163,499      168,696
                                                    -----------------------
Total liabilities                                    4,350,631    3,977,996
                                                    -----------------------
Surplus:
  Appropriated                                         199,910      190,709
  Unassigned and other surplus funds                   557,033      599,423
                                                    -----------------------
Total surplus                                          756,943      790,132
                                                    -----------------------
Total liabilities and surplus                       $5,107,574   $4,768,128
                                                    =======================

SEE ACCOMPANYING NOTES.

                           MODERN WOODMEN OF AMERICA
                    STATUTORY-BASIS STATEMENTS OF OPERATIONS
                                 (IN THOUSANDS)

                                                        YEAR ENDED DECEMBER 31
                                                    ------------------------------
                                                      2001       2000       1999
                                                    ------------------------------
Income:
  Premiums and other considerations:
    Life and annuities                              $507,520   $388,025   $384,580
    Other                                              6,138      9,318      6,958
  Investment income, net of investment expenses:
    2001--$5,279;
    2000--$4,555; 1999--$4,091                       333,757    310,447    291,161
  Amortization of interest maintenance reserve         3,278      4,031      4,520
  Other income                                         2,357        147      2,666
                                                    ------------------------------
Total income                                         853,050    711,968    689,885
Benefits and expenses:
  Benefits:
    Life and annuities                               294,794    334,722    279,574
    Other                                              6,413      9,634      8,454
  Increase in aggregate reserves for certificates
    and contracts and other certificateholders'
    funds                                            363,018    185,338    225,937
  Employees' and fieldworkers' benefit plans           1,194        626      1,176
  Commissions                                         39,654     33,910     34,868
  General insurance expenses                          62,633     54,634     52,950
  Insurance, taxes, licenses and fees                  4,567      4,252      4,110
                                                    ------------------------------
                                                     772,273    623,116    607,069
  Fraternal, charitable and benevolent expenses       18,138     16,241     15,900
                                                    ------------------------------
Total benefits and expenses                          790,411    639,357    622,969
                                                    ------------------------------
Net gain from operations before dividends to
  certificateholders and net realized capital
  gains                                               62,639     72,611     66,916
Dividends to certificateholders                       24,303     23,994     23,631
                                                    ------------------------------
Net gain from operations before net realized
  capital gains                                       38,336     48,617     43,285
Net realized capital gains                             1,001     44,791     38,873
                                                    ------------------------------
Net income                                          $ 39,337   $ 93,408   $ 82,158
                                                    ==============================

SEE ACCOMPANYING NOTES.

                           MODERN WOODMEN OF AMERICA
                     STATUTORY-BASIS STATEMENTS OF SURPLUS
                                 (IN THOUSANDS)

                                                        YEAR ENDED DECEMBER 31
                                                    ------------------------------
                                                      2001       2000       1999
                                                    ------------------------------
Appropriated:
  Balance at beginning of year                      $190,709   $181,575   $170,661
  Transfer from unassigned surplus                     9,201      9,134     10,914
                                                    ------------------------------
Balance at end of year                               199,910    190,709    181,575
Unassigned:
  Balance at beginning of year                       599,423    568,223    439,943
  Net income from operations                          39,337     93,408     82,158
                                                    ------------------------------
                                                     638,760    661,631    522,101
  Other changes:
    Change in unrealized capital gains, net          (76,797)   (56,324)   102,521
    Change in asset valuation reserve                  5,197      5,816    (43,172)
    Change in nonadmitted assets                      (1,098)    (2,579)      (943)
    Transfer to appropriated surplus                  (9,201)    (9,134)   (10,914)
    Cumulative effect of changes in accounting
      principles (NOTE 2)                                346         --         --
    Other increase (decrease), net                      (174)        13     (1,370)
                                                    ------------------------------
Balance at end of year                               557,033    599,423    568,223
                                                    ------------------------------
Total surplus                                       $756,943   $790,132   $749,798
                                                    ==============================

SEE ACCOMPANYING NOTES.

                           MODERN WOODMEN OF AMERICA
                    STATUTORY-BASIS STATEMENTS OF CASH FLOW
                                 (IN THOUSANDS)

                                                         YEAR ENDED DECEMBER 31
                                                    ---------------------------------
                                                      2001        2000        1999
                                                    ---------------------------------
OPERATING ACTIVITIES
Premium and annuity considerations                  $ 507,915   $ 388,133   $ 384,692
Other premiums, considerations and deposits             5,825       8,978       6,587
Investment income, net                                327,480     302,409     280,875
Commissions and expense allowances on reinsurance
  ceded                                                 2,349       2,234       2,083
Other income                                                8          27          55
                                                    ---------------------------------
Total cash provided by operations                     843,577     701,781     674,292
Life, accident and health claims paid                 (61,939)    (59,030)    (55,666)
Surrender benefits paid                               (73,726)    (74,605)    (70,246)
Other benefits to members paid                       (160,671)   (209,994)   (162,995)
Commissions and other expenses paid                  (122,770)   (110,419)   (107,513)
Dividends paid to certificateholders                  (24,003)    (23,594)    (23,231)
                                                    ---------------------------------
Total cash used in operations                        (443,109)   (477,642)   (419,651)
                                                    ---------------------------------
Net cash provided by operating activities             400,468     224,139     254,641
INVESTING ACTIVITIES
Proceeds from investments sold or matured:
  Bonds                                               460,977     367,950     440,959
  Stocks                                               20,999      67,118      54,551
  Mortgage loans                                       56,560      46,422      45,859
  Real estate                                           2,690          --          85
  Other invested assets                                 4,603       4,259         852
  Miscellaneous proceeds                               10,874          --       1,163
                                                    ---------------------------------
Total investment proceeds                             556,703     485,749     543,649
Cash applied, cost of investments acquired:
  Bonds                                              (812,748)   (610,204)   (674,757)
  Stocks                                              (39,915)    (43,434)    (43,342)
  Mortgage loans                                      (65,052)    (46,735)    (79,421)
  Real estate                                          (5,446)       (876)         --
  Other invested assets                                (4,955)     (5,991)    (14,272)
  Miscellaneous applications                           (3,600)       (339)       (348)
                                                    ---------------------------------
Total investment applications                        (931,716)   (707,579)   (812,140)
Net increase in certificateholders' loans              (2,943)     (6,426)     (3,168)
                                                    ---------------------------------
Net cash used in investing activities                (377,956)   (228,256)   (271,839)
Other cash provided by (used in) financing
  activities and miscellaneous sources                  1,220      (2,636)      4,515
                                                    ---------------------------------
Net increase (decrease) in cash and short-term
  investments                                          23,732      (6,753)    (12,683)
Cash and short-term investments at beginning of
  year                                                 11,350      18,103      30,786
                                                    ---------------------------------
Cash and short-term investments at end of year      $  35,082   $  11,350   $  18,103
                                                    =================================

SEE ACCOMPANYING NOTES.

                           MODERN WOODMEN OF AMERICA

                 NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
                             (DOLLARS IN THOUSANDS)

                               DECEMBER 31, 2001

1.  NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

DESCRIPTION OF BUSINESS

Modern Woodmen of America (the Society) was incorporated on May 5, 1884, in the State of Illinois, as a tax-exempt fraternal benefit society. The Society is licensed to sell insurance in every state, except Alaska, Hawaii, and Nevada. The majority of the Society's business is in the midwestern and southeastern portions of the United States.

MWA Financial Services, Inc. was established as a wholly-owned subsidiary of the Society on February 2, 2001, operating as an introducing broker-dealer to engage in the sale of non-proprietary mutual funds, equity securities, and variable products (expected to begin in 2002) offered by the Society to its members. The equity securities are cleared through the Pershing Division of Donaldson, Lufkin & Jenrette Securities.

MWAGIA, Inc. was established on September 6, 2001 as a wholly-owned subsidiary of MWA Financial Services, Inc. The subsidiary is involved in the sale of non-proprietary insurance products through the Society's agents licensed to sell this type of coverage.

MWA Equity Administration, Inc. was established as a wholly-owned subsidiary of the Society on October 15, 1999 as a limited broker-dealer to engage in the sale of mutual funds to members of the Society. The subsidiary enabled the agents to sell non-proprietary mutual fund securities through Locust Street Securities in Des Moines. During December 2001, the Society dissolved this subsidiary.

MWA Health Insurance Administration, Inc. was established as a wholly-owned subsidiary of the Society on September 28, 1983 to market non-proprietary individual and small group health insurance through those Society agents licensed to sell this type of coverage. The subsidiary currently markets health, medical, disability and long-term-care products as well as second-to-die life insurance. The Society plans to dissolve this subsidiary in 2002.

SIGNIFICANT RISKS

The following is a description of the most significant risks facing diversified financial service organizations and how the Society mitigates those risks:

Legal or regulatory risk is the risk that changes in the legal or regulatory environment in which an insurer operates will create additional expenses not anticipated by the insurer in pricing its products. The Society mitigates this risk by offering a wide range of products and operating throughout the United States, thus reducing its exposure to any single product or jurisdiction, and also by employing underwriting practices which identify and minimize the adverse impact of this risk.

Credit risk is the risk that issuers of securities owned by the Society or borrowers on mortgage loans on real estate will default or that other parties that owe the Society money, will not pay. The Society minimizes this risk by adhering to a conservative investment strategy, and by maintaining sound credit and collection policies.

Interest rate risk is the risk that interest rates will change and cause a decrease in the value of the Society's investments. This change in rates may cause certain interest-sensitive products to become uncompetitive or may cause disintermediation. The Society mitigates this risk by charging fees for certain certificateholders' contract terminations, by offering products that transfer this risk to the purchaser and by attempting to match the maturity schedule of its assets with the expected payout of its liabilities. To the extent that liabilities come due more quickly than assets mature, an insurer would have to borrow funds or sell assets prior to maturity and potentially recognize a gain or loss.

                           MODERN WOODMEN OF AMERICA

                             (DOLLARS IN THOUSANDS)

                               DECEMBER 31, 2001

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) BASIS OF PRESENTATION

The Society's financial statements have been prepared on the basis of accounting practices prescribed or permitted by the Insurance Department of the State of Illinois (statutory accounting practices), which practices differ in some respects from accounting principles generally accepted in the United States
(GAAP).

The more significant differences between statutory accounting practices and GAAP are as follows:

Investments in bonds and mandatorily redeemable preferred stocks are reported at amortized cost or market value based on their National Association of Insurance Commissioners' (NAIC) rating for statutory purposes. For GAAP purposes, such investments in fixed maturities are designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity investments in fixed maturities are reported at amortized cost. The remaining investments in fixed maturities are reported at fair value with the unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of surplus for those designated as available-for-sale.

All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective methods. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the undiscounted estimated future cash flows. Prior to April 1, 2001 under GAAP, the effect of changes in prepayment assumptions was accounted for in the same manner. Effective April 1, 2001 for GAAP purposes, all securities, purchased or retained, that represent beneficial interest in securitized assets (e.g., CMO, CBO, CDO, CLO, MBS, and ABS securities), other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the discounted fair value. If high credit quality securities are adjusted, the retrospective method is used.

For statutory purposes, valuation allowances, if necessary, are established for mortgage loans based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Prior to January 1, 2001, valuation allowances for statutory purposes were based on the difference between the unpaid loan balance and the estimated fair value of the underlying real estate. Under GAAP, valuation allowances would be established when the Society determines it is probable that it will be unable to collect all amounts (both principal and interest) due according to the contractual terms of the loan agreement. Such allowances are based on the present value of expected future cash flows discounted at the loan's effective interest rate or, if foreclosure is probable, on the estimated fair value of the underlying real estate. The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to surplus for statutory purposes, rather than being included as a component of operations as would be required by GAAP.

Investment and foreclosed real estate are carried at the lower of cost or market and are reported net of related obligations for statutory purposes rather than at cost less accumulated depreciation under GAAP. Investment income and operating expenses include rent for the Society's occupancy of those properties for statutory purposes.

Under a formula determined by the NAIC, the Society defers in the Interest Maintenance Reserve (IMR) the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals

                           MODERN WOODMEN OF AMERICA

                             (DOLLARS IN THOUSANDS)

                               DECEMBER 31, 2001

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) over the remaining period to maturity. Realized capital gains and losses are reported in operations net of transfers to the IMR for statutory purposes rather than reported in the statements of operations in the period that the asset giving rise to the gain or loss is sold under GAAP.

Declines in the value of investments due to non-interest related risk are provided for through the establishment of an NAIC formula-determined statutory asset valuation reserve (carried as a liability) with changes charged directly to surplus, rather than through recognition in the statements of operations for declines in value, when such declines are judged to be other than temporary under GAAP.

The accounts and operations of the Society's subsidiaries are not consolidated with the accounts and operations of the Society as would be required under GAAP.

The costs of acquiring and renewing business are charged to current operations as incurred for statutory purposes rather than deferred and amortized over the premium-paying period or in proportion to the present value of expected gross profit margins for GAAP purposes.

Certain assets designated as "nonadmitted" are excluded from the accompanying statutory-basis balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheet.

Certificate reserves on traditional life insurance products are based on statutory mortality rates and interest which may differ from reserves based on reasonable assumptions of expected mortality, interest and withdrawals used for GAAP purposes, which include a provision for possible unfavorable deviation from such assumptions.

Certificate reserves on certain investment products use discounting methodologies based on statutory interest rates rather than full account values under GAAP.

Expense allowances on reinsurance ceded are credited to income at the time the premium is ceded.

Reinsurance amounts are netted against the corresponding receivable or payable balances for statutory purposes rather than shown as gross amounts on the statements of financial position under GAAP.

Revenues for universal life-type policies and annuity policies consist of the entire premiums received and benefits incurred represent the total death benefits paid and the change in policy reserves for statutory purposes. Under GAAP, revenues include only policy charges for the cost of insurance, certificate initiation and administration, surrender charges and other fees that have been assessed against certificate account values, and benefits represent the excess of benefits paid over the policy account value and interest credited to the account values.

Expenses for pension benefits and postretirement benefits other than pensions are recognized in accordance with the statutory method which does not accrue for the non-vested employees or future earnings considerations rather than including active participants not currently eligible and future earnings considerations for GAAP purposes.

Dividends to certificateholders are recognized when declared for statutory purposes rather than over the term of the related policies under GAAP.

The effects of the foregoing variances from GAAP have not been determined, but are presumed to be material.

                           MODERN WOODMEN OF AMERICA

                             (DOLLARS IN THOUSANDS)

                               DECEMBER 31, 2001

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) Other significant accounting practices are as follows:

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS

The preparation of the Society's statutory-basis financial statements and accompanying notes requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the statutory-basis financial statements and accompanying notes.

CASH AND SHORT-TERM INVESTMENTS

In connection with preparation of its statutory-basis statements of cash flow, the Society considers all highly liquid investments with a maturity of one year or less when purchased to be short-term investments. Cash includes cash on hand.

INVESTMENTS

Securities are valued in accordance with methods prescribed by the NAIC. Bonds are stated principally at cost, adjusted for amortization of premiums and accretion of discounts, both computed using the interest method. Preferred stocks are stated principally at cost. Common stocks are reported at market for unaffiliated companies. For the Society's noninsurance subsidiaries, the common stock is carried at the statutory equity in admitted net assets if no significant operations other than for the Society, and at GAAP equity if having significant operations other than for the Society. Minor ownership interests in limited partnerships are also carried at related share of GAAP equity.

Mortgage loans are predominately first liens on large commercial buildings and are stated primarily at the unpaid principal balance. The Society records impaired loans at the present value of expected future cash flows discounted at the loan's effective interest rate, or as an expedient, at the loan's observable market price or the fair value of the collateral if the loan is collateral dependent. A loan is impaired when it is probable the creditor will be unable to collect all contractual principal and interest payments due in accordance with the terms of the loan agreement.

Land is reported at cost. Real estate occupied by the Society and real estate held for the production of income are reported at depreciated cost net of related obligations. Prior to January 1, 2001, real estate other than that occupied by the Society was reported at the lower of depreciated cost or fair value. Depreciation is calculated on both a straight-line basis and an accelerated basis over the estimated useful lives of the properties.

The Asset Valuation Reserve (AVR) provides a reserve for losses from investments in bonds, preferred and common stocks, mortgage loans, real estate and other invested assets, with related increases or decreases being recorded directly to surplus. At December 31, 2001 and 2000, the AVR was $163,499 and $168,696, respectively. Unrealized capital gains and losses on investments, including changes in mortgage and security reserves, are recorded directly in surplus. Comparable adjustments are also made to the AVR.

The IMR primarily defers certain interest-related gains and losses on sales of fixed income securities which are amortized into net investment income over the estimated remaining lives of the investments sold. At December 31, 2001 and 2000, the IMR was $11,038 and $15,573, respectively.

The Society's investment policy requires it to maintain a diversified, high average quality debt securities portfolio and imposes limits on holdings of lower quality securities, including those with heightened risk-

                           MODERN WOODMEN OF AMERICA

                             (DOLLARS IN THOUSANDS)

                               DECEMBER 31, 2001

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) reward exposure. Credit exposure is regularly monitored on an overall basis and from industry, geographic and individual issuer perspectives. Duration/cash flow characteristics of fixed-income investments are compared with those of insurance liabilities to ascertain that durations are prudently managed.

HOME OFFICE PROPERTY

The balance in home office property relates to an expansion of the Society's home office. The costs of buildings owned for the Society's own use incurred prior to this expansion have been charged to unassigned surplus.

RESERVES FOR INSURANCE, ANNUITY AND ACCIDENT AND HEALTH CERTIFICATES

Life, annuity, and accident and health disability benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed certificate cash values or the amounts required by the Insurance Department of the state of Illinois. The Society waives deduction of deferred fractional premiums on the death of life and annuity certificate insureds and returns any premium beyond the date of death. Surrender values on certificates do not exceed the corresponding benefit reserves. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves or the net premiums exceed the gross premiums on any insurance in force.

For substandard table ratings, mid-terminal reserves are based on an approximate multiple of the standard mortality rates. For flat extra ratings, mid-terminal reserves are based on the standard or substandard mortality rates increased by one half of the gross annual premium.

Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies is also determined by formula.

The liability for unpaid accident and health claims is an estimate of the ultimate net cost of all reported and unreported losses not yet settled. This liability is estimated using actuarial analyses and case basis evaluations. Although considerable variability is inherent in such estimates, the Society believes that the liability for unpaid claims is adequate. These estimates are continually reviewed and, as adjustments to this liability become necessary, such adjustments are reflected in current operations.

REVENUE RECOGNITION AND RELATED EXPENSES

Premium income for contracts with mortality and morbidity risks is recorded when received, adjusted for advance premiums and premiums deferred and uncollected. Prior to January 1, 2001, considerations for contracts without life contingencies (2000--$4,955 and 1999--$3,082) were also included in statutory revenues. Acquisition costs, such as commissions and other costs related to acquiring new business, are charged to current operations as incurred.

REINSURANCE

The Society reinsures certain risks related to a small portion of its business. Reinsurance premiums, expenses and reserves related to reinsured business are accounted for on a basis consistent with that used for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other entities (2001--$6,004; 2000--$5,013; and 1999--$8,076) are reported as a reduction of premium income and insurance reserves applicable to reinsurance ceded have also been reported as reductions of reserves (2001--$15,326; 2000--$9,540; and 1999--$9,967). The Society is contingently liable with respect to reinsurance ceded to other entities in the event the reinsurer is unable to meet the obligations that it has assumed.

                           MODERN WOODMEN OF AMERICA

                             (DOLLARS IN THOUSANDS)

                               DECEMBER 31, 2001

1.  NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
OTHER

Nonadmitted assets (principally certain investments, receivables and furniture and equipment) have been excluded from the statements of admitted assets, liabilities and surplus by a charge to surplus.

Dividends to certificateholders are determined annually by the Society's Board of Directors. An estimated provision has been made for dividends expected to be paid in the following calendar year.

Appropriated surplus represents discretionary reserves established by the Society. The amount appropriated as of December 31, 2001 and 2000 consists of an endowment reserve for future fraternal activities.

RECLASSIFICATIONS

Certain amounts appearing in the Society's 2000 and 1999 statutory-basis financial statements have been reclassified to conform to the 2001 statutory-basis financial statement presentation.

2.  ACCOUNTING CHANGES
The Society prepares its statutory-basis financial statements in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Illinois. Effective January 1, 2001, the State of Illinois required that insurance companies domiciled in the state of Illinois prepare their statutory-basis financial statements in accordance with the revised NAIC ACCOUNTING PRACTICES AND PROCEDURES MANUAL subject to any deviations prescribed or permitted by the state of Illinois insurance commissioner.

Accounting changes adopted to conform to the provisions of the revised NAIC ACCOUNTING PRACTICES AND PROCEDURES MANUAL are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned funds (surplus) in the period of the change in accounting principle. The cumulative effect is the difference between the amount of surplus at the beginning of the year and the amount of surplus that would have been reported at that date if the new accounting principles had been applied retroactively for all prior periods. As a result of these changes, the Society reported a change of accounting principle as an adjustment that increased surplus by $346 as of January 1, 2001. This amount included an adjustment to prepaid savings plan contributions for non-vested employees of $305; an adjustment to non-vested reserves for benefit plans for employees and fieldworkers of $267; and adjustments to investments in subsidiaries and limited partnerships of $(226).

In addition, the Society changed its method of accounting for its defined benefit retirement plan effective January 1, 2001. An incremental asset of $5,181 resulting from the excess of the fair value of plan assets over the projected benefit obligation for retirees and fully eligible employees and agents will be accrued over the 12.57 average life of the workforce as a component of net periodic pension cost (see Note 8).

                           MODERN WOODMEN OF AMERICA

                             (DOLLARS IN THOUSANDS)

                               DECEMBER 31, 2001

3.  INVESTMENTS
The amortized cost and estimated market value of bonds and preferred and common stocks as of December 31, 2001 and 2000 are as follows:

                                                                     GROSS       GROSS
                                                      AMORTIZED    UNREALIZED  UNREALIZED   ESTIMATED
                                                        COST         GAINS       LOSSES    MARKET VALUE
                                                    ---------------------------------------------------
DECEMBER 31, 2001
Bonds:
  United States Government and agencies              $  920,517     $ 40,348    $    (44)   $  960,821
  States and political subdivisions                      40,037        1,959         (12)       41,984
  Foreign Governments                                    10,580          485         (13)       11,052
  Corporate securities                                2,381,659       80,590     (30,623)    2,431,626
  Mortgage-backed securities                            490,407       14,609      (1,762)      503,254
                                                    ---------------------------------------------------
                                                     $3,843,200     $137,991    $(32,454)   $3,948,737
                                                    ===================================================
Preferred stocks                                     $    5,287     $  1,410    $   (195)   $    6,502
                                                    ===================================================
Common stocks                                        $  189,779     $224,268    $(26,635)   $  387,412
                                                    ===================================================
DECEMBER 31, 2000
Bonds:
  United States Government and agencies              $1,045,290     $ 23,828    $ (3,263)   $1,065,855
  States and political subdivisions                      41,622        1,574         (98)       43,098
  Foreign Governments                                    11,679          254          --        11,933
  Corporate securities                                2,073,382       47,990     (31,928)    2,089,444
  Mortgage-backed securities                            316,451        7,228      (2,900)      320,779
                                                    ---------------------------------------------------
                                                     $3,488,424     $ 80,874    $(38,189)   $3,531,109
                                                    ===================================================
Preferred stocks                                     $    9,756     $  1,867    $   (185)   $   11,438
                                                    ===================================================
Common stocks                                        $  160,819     $288,471    $(13,427)   $  435,863
                                                    ===================================================

The amortized cost and estimated market value of bonds at December 31, 2001, by final contractual maturity, are shown below. Expected maturities will differ from final contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                              AMORTIZED     ESTIMATED
                                                                 COST      MARKET VALUE
                                                              -------------------------
Due in one year or less                                       $  103,289    $  105,607
Due one through five years                                       646,581       671,665
Due five through ten years                                     1,577,550     1,612,635
Due after ten years                                            1,025,373     1,055,576
                                                              -------------------------
                                                               3,352,793     3,445,483
Mortgage-backed and other securities without a single
 maturity date                                                   490,407       503,254
                                                              -------------------------
                                                              $3,843,200    $3,948,737
                                                              =========================

                           MODERN WOODMEN OF AMERICA

                             (DOLLARS IN THOUSANDS)

                               DECEMBER 31, 2001

3.  INVESTMENTS (CONTINUED)
Major categories of net investment income for the years ended December 31 are summarized as follows:

                                                                2001       2000       1999
                                                              ------------------------------
Bonds                                                         $272,637   $248,295   $232,246
Preferred stocks                                                   602        848        824
Common stocks (unaffiliated)                                     5,116      5,069      4,993
Common stocks (affiliated)                                          --         25         40
Mortgage loans                                                  43,263     42,526     42,653
Real estate                                                      2,609      2,417      2,398
Certificateholders' loans                                       11,982     11,630     11,244
Cash and short-term investments                                  1,481      1,605        645
Other invested assets                                              745      2,339        148
Other                                                              601        248         61
                                                              ------------------------------
                                                               339,036    315,002    295,252
Less investment expenses                                         5,279      4,555      4,091
                                                              ------------------------------
                                                              $333,757   $310,447   $291,161
                                                              ==============================

The major components of realized capital gains (losses) on investments reflected in operations and unrealized capital gains (losses) on investments reflected directly in surplus for the years ended December 31 are summarized as follows:

                                                   REALIZED                   CHANGE IN UNREALIZED
                                        ------------------------------   ------------------------------
                                          2001       2000       1999       2001       2000       1999
                                        ------------------------------   ------------------------------
Bonds                                   $(7,685)   $(1,711)   $ 9,307    $  3,556   $    840   $ (4,226)
Preferred stocks                            124     (1,036)       530         (11)    (1,607)      (144)
Common stocks                             6,179     46,932     29,151     (78,117)   (51,373)   103,382
Mortgage loans                              (38)       181        120          --         --         --
Real estate                               2,690         --         85          --         --         --
Certificateholders' loans                    --         --         --         (96)        44         44
Other invested assets                    (1,657)     2,981        803      (2,129)    (3,745)     2,709
Derivate instruments                        131         --        277          --         --         --
Foreign exchange                             --       (340)      (349)         --       (483)       756
                                        ------------------------------   ------------------------------
Total capital gains (losses)               (256)    47,007     39,924     (76,797)   (56,324)   102,521
Transferred to interest maintenance
 reserve                                  1,257     (2,216)    (1,051)         --         --         --
                                        ------------------------------   ------------------------------
Net capital gains (losses)              $ 1,001    $44,791    $38,873    $(76,797)  $(56,324)  $102,521
                                        ==============================   ==============================

Proceeds from sales and maturities of bonds during 2001, 2000, and 1999 were $460,977, $367,950, and $440,959, respectively. Gross gains and gross losses realized from these transactions amounted to $5,976 and $(2,151) for 2001, $2,044 and $(3,755) for 2000, and $9,812 and $(505) for 1999, respectively.
Realized capital losses on bonds in 2001 also included foreign exchange losses of $(3,368) and the recognition of other-than-temporary information in value of $(8,142).

                           MODERN WOODMEN OF AMERICA

                             (DOLLARS IN THOUSANDS)

                               DECEMBER 31, 2001

3.  INVESTMENTS (CONTINUED)
The corporate private placement bond portfolio is diversified by issuer and industry. At December 31, 2001 and 2000, 36% or $1.4 million and 37% or $1.3 million, respectively, of the Society's bond portfolio were invested in private placement bonds.

At December 31, 2001 and 2000, 99.78% and 99.79%, respectively, of the Society's bond portfolio is carried at amortized cost, with the remainder carried at the lower of amortized cost or fair market value.

At December 31, 2001, the Society had $106,452 of securities on loan to approved brokers to earn additional income. The Society receives collateral against the loaned securities and maintains collateral in an amount not less than 102% of the market value of the loaned securities during the period of the loan. Although risk is mitigated by the collateral, the Society could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them.

Commercial mortgage loans and corporate private placement bonds originated or acquired by the Society represent its primary areas of credit risk exposure. At December 31, 2001 and 2000, the commercial mortgage portfolio is diversified by geographic region and specific collateral property type as follows:

                GEOGRAPHIC DISTRIBUTION                                        PROPERTY-TYPE DISTRIBUTION
--------------------------------------------------------      ------------------------------------------------------------
                                       DECEMBER 31                                                       DECEMBER 31
                                    2001          2000                                                2001          2000
                                  ----------------------                                            ----------------------
NORTH CENTRAL                        43%           45%        Retail                                   62%           63%
South Atlantic                       21            19         Office                                   18            15
Pacific                              18            18         Industrial                               16            17
Mountain                              8             7         Other                                     4             5
South Central                         6             7
Mid Atlantic                          2             2
Other                                 2             2

During 2001, the respective maximum and minimum lending rates for mortgage loans were 8.6% and 6.83%. At the issuance of a loan, the percentage of loan to value on any one loan does not exceed 80%. At December 31, 2001, the Society held restructured mortgages aggregating $2,396 with interest overdue beyond one year. All properties covered by mortgage loans have fire insurance at least equal to the excess of the loan over the maximum loan that would be allowed on the land without the building.

4.  CASH AND SHORT-TERM INVESTMENTS
As of December 31, 2001 and 2000, cash and short-term investments consist of checking accounts of $35,082 and $11,350, respectively. These investments have been valued at amortized cost, which approximates market value.

5.  LINE OF CREDIT

The Society has a $50,000 collateralized line of credit available from The Northern Trust Company as of December 31, 2001 and 2000 to borrow funds to complete the purchase of investments or otherwise meet the short-term cash needs of the Society. Interest is payable quarterly at a variable rate. The agreement expires March 24, 2003. The Society had no borrowings from this line of credit as of December 31, 2001 or 2000. The line of credit agreement is secured by investment securities held in safekeeping at The Northern Trust Company.

                           MODERN WOODMEN OF AMERICA

                             (DOLLARS IN THOUSANDS)

                               DECEMBER 31, 2001

6.  ANNUITY RESERVES AND DEPOSIT FUND LIABILITIES
At December 31, 2001, the Society's annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

                                                                AMOUNT     PERCENT
                                                              ---------------------
Subject to discretionary withdrawal:
  With market value adjustment                                $       --      --%
  At book value less current surrender charge of 5% or more      658,353      29
  At market value                                                     --      --
                                                              ---------------------
  Total with adjustment or at market value                       658,353      29
  Subject to discretionary withdrawal (without adjustment)
    at book value with minimal or no charge or adjustment      1,564,336      68
Not subject to discretionary withdrawal                           75,715       3
                                                              ---------------------
Total annuity reserves and deposit fund liabilities--before
 reinsurance                                                   2,298,404     100%
                                                                             ===
Less reinsurance ceded                                             4,435
                                                              ----------
Net annuity reserves and deposit fund liabilities             $2,293,969
                                                              ==========

7.  SURPLUS AND DIVIDENDS
The Society is required to maintain minimum surplus levels established by the Insurance Department of the State of Illinois. The Society is also subject to risk-based capital (RBC) requirements promulgated by the NAIC and adopted by the Insurance Department of the State of Illinois. The RBC standards establish uniform minimum capital requirements for insurance companies. The RBC formula applies various weighting factors to financial balances or various levels of activities based on the perceived degree of risk. As of December 31, 2001, the Society's surplus significantly exceeded the minimum levels required by the Insurance Department of the State of Illinois and RBC standards.

8.  EMPLOYEE BENEFIT PLANS

The Society has noncontributory defined benefit pension plans providing benefits for substantially all employees and full-time fieldworkers who have completed one year of continuous service. The Society's policy is to fund amounts expensed. The benefits are generally based on years of service and the employee's compensation during employment. The Society's funding method is the level dollar entry age normal method. The plan includes a medical benefit component in addition to the normal retirement benefits to fund a portion of the postretirement obligations for retirees and their beneficiaries in accordance with Section 401(h) of the Internal Revenue Code (IRC). A separate account has been established and maintained in the plan for net assets related to the medical benefit component (401(h) account). In accordance with IRC
Section 401(h), the plan's investments in the 401(h) account may not be used for, or directed to, any purpose other than providing health benefits for retirees and their beneficiaries. The related obligations for health benefits are not included in this plan's obligations. Pension expense for 2001, 2000, and 1999 was $7,494, $7,221, and $7,566, respectively, including $1,015, $1,095, and
$1,065, respectively, related to the medical benefit plans.

                           MODERN WOODMEN OF AMERICA

                             (DOLLARS IN THOUSANDS)

                               DECEMBER 31, 2001

8.  EMPLOYEE BENEFIT PLANS (CONTINUED)
A summary of assets, obligations, and assumptions of the Pension and Other Postretirement Benefit Plans are as follows:


                                                                                        OTHER
                                                                                   POSTRETIREMENT
                                                            PENSION BENEFITS          BENEFITS
                                                           -----------------------------------------
                                                               DECEMBER 31           DECEMBER 31
                                                             2001       2000       2001       2000
                                                           -----------------------------------------
                                                                        (IN THOUSANDS)
CHANGE IN BENEFIT OBLIGATION
Benefit obligation at beginning of year                    $140,156   $128,847   $ 7,619    $ 7,853
Service cost                                                  5,982      6,739       108        172
Interest cost                                                 9,188      8,698       533        550
Actuarial gain (loss)                                            12         --      (365)      (321)
Benefits paid                                                (4,641)    (4,128)     (571)      (635)
                                                           -----------------------------------------
Benefit obligation at end of year                          $150,697   $140,156   $ 7,324    $ 7,619
                                                           =========================================
CHANGE IN PLAN ASSETS
Fair value of plan assets at beginning of year             $145,337   $143,037   $ 3,187    $ 1,990
Actual return on plan assets                                  3,613      1,019       702        737
Reserve increase                                              1,857      2,124        --         --
Employer contributions                                        4,162      3,285     1,015      1,095
Benefits paid                                                (4,641)    (4,128)     (571)      (635)
                                                           -----------------------------------------
Fair value of plan assets at end of year                   $150,328   $145,337   $ 4,333    $ 3,187
                                                           =========================================
Funded status                                              $   (369)  $  5,181   $(2,991)   $(4,432)
Unrecognized net actuarial gain or (loss)                     5,950         --      (463)      (193)
Unamortized prior service cost                                   --         --       115        126
Remaining net obligation or net asset at initial date of
 application                                                 (4,769)    (5,181)     (139)      (152)
                                                           -----------------------------------------
Prepaid assets or (accrued liabilities)                    $    812   $     --   $(3,478)   $(4,651)
                                                           =========================================



                                                                                           OTHER
                                                                                      POSTRETIREMENT
                                                               PENSION BENEFITS          BENEFITS
                                                              -----------------------------------------
                                                                  DECEMBER 31           DECEMBER 31
                                                                2001       2000       2001       2000
                                                              -----------------------------------------
                                                                           (IN THOUSANDS)
WEIGHTED-AVERAGE ASSUMPTIONS AS OF DECEMBER 31
Discount rate                                                    7.0%        7.0%     7.0%        7.0%
COMPONENTS OF NET PERIODIC BENEFIT COST (including the
 related effects of adopting Codification that were recorded directly to surplus as discussed in Note 2)
Service cost                                                  $ 5,982    $  6,739    $ 568      $  889
Interest cost                                                   9,188       8,698      533         550
Expected return on plan assets                                 (9,551)    (10,028)    (223)       (140)
Amortization of transition (asset) obligation                    (412)         --      (13)        (13)
Net amortization and deferral                                      --          --        8          11
                                                              -----------------------------------------
Net periodic benefit cost                                     $ 5,207    $  5,409    $ 873      $1,297
                                                              =========================================

                           MODERN WOODMEN OF AMERICA

                             (DOLLARS IN THOUSANDS)

                               DECEMBER 31, 2001

8.  EMPLOYEE BENEFIT PLANS (CONTINUED)
For measurement purposes, a 9% annual rate of increase in the per capita cost of covered health care benefits was assumed for 2002. The rate was assumed to decrease gradually to 5% for 2008 and remain at that level thereafter.

A one-percentage-point change in assumed health care cost trend rates would have the following effects (in thousands):

                                                              1-PERCENTAGE-   1-PERCENTAGE-
                                                                  POINT           POINT
                                                                INCREASE        DECREASE
                                                              -----------------------------
Effect on total of service and interest cost components           $ 53            $ (45)
Effect on accumulated postretirement benefit obligation            625             (538)

The Society also has a defined contribution plan covering substantially all employees and full-time fieldworkers who have completed one year of continuous service. The plan was converted to a 401(k) plan on April 1, 1998. Participants may contribute up to 15% of their annual compensation to the plan and the Society contributes an amount equal to 50% of each participant's contribution for the first 6% of the participant's compensation contributed. Total contributions to the plan by the Society, net of forfeitures, for 2001, 2000, and 1999 were $1,212, $1,142, and $1,110, respectively.

9.  FAIR VALUE OF FINANCIAL INSTRUMENTS
SFAS Statement No. 107, DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS, requires disclosure of fair value information about financial instruments, whether or not recognized in the balance sheet, for which it is practicable to estimate that value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the instrument. Statement No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. These fair value disclosures are not intended to represent the market value of the Society.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value:

CASH, SHORT-TERM INVESTMENTS, PREMIUMS IN COURSE OF COLLECTION AND INVESTMENT INCOME DUE AND ACCRUED: The carrying amounts reported in the statement of admitted assets, liabilities and surplus approximate their fair value due to their liquid nature or expected short-term settlement.

BONDS, PREFERRED STOCKS AND COMMON STOCKS: Fair values are based on quoted market prices or dealer quotes. If a quoted market price is not available, fair value is estimated using quoted market prices for similar securities.

MORTGAGE LOANS: Fair values for mortgage loans are estimated using discounted cash flow analyses using interest rates currently being offered for loans with similar terms to borrowers with similar credit quality.

CERTIFICATEHOLDERS' LOANS: Fair values for certificateholders' loans are also estimated using discounted cash flow analyses using interest rates currently being offered. However, unlike mortgage loans which have stated maturity dates, certificateholders' loans have no payment terms. Therefore, the average life of a loan is estimated in order to determine the fair value.

                           MODERN WOODMEN OF AMERICA

                             (DOLLARS IN THOUSANDS)

                               DECEMBER 31, 2001

9.  FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)
AGGREGATE RESERVES FOR INTEREST-SENSITIVE CERTIFICATES AND CONTRACTS, LIFE AND
ANNUITY: The Society's investment contracts, deferred annuities and single premium deferred annuities have variable rates and can be repriced quarterly. As there have been no significant changes in the credit quality of the instruments or significant fluctuations in interest rates, their fair value is estimated at their carrying value less expected surrender charges.

CERTIFICATE AND CONTRACT CLAIMS, OTHER CERTIFICATEHOLDERS' FUNDS AND DIVIDENDS PAYABLE TO CERTIFICATEHOLDERS: The carrying amounts reported in the statement of admitted assets, liabilities and surplus for these items approximate their fair value because short-term settlement is expected.

The estimated carrying amounts and fair values of the Society's financial instruments are as follows:

                                                     DECEMBER 31, 2001         DECEMBER 31, 2000
                                                  -----------------------   -----------------------
                                                   CARRYING                  CARRYING
                                                    AMOUNT     FAIR VALUE     AMOUNT     FAIR VALUE
                                                  -------------------------------------------------
Financial assets:
  Cash and short-term investments                 $   35,082   $   35,082   $   11,350   $   11,350
  Investment income due and accrued                   63,133       63,133       60,202       60,202
  Premiums in course of collection                       296          296          293          293
  Bonds                                            3,843,200    3,948,737    3,488,424    3,531,109
  Preferred stocks                                     5,287        6,502        9,756       11,438
  Common stocks                                      387,412      387,412      435,863      435,863
  Mortgage loans                                     533,443      554,627      524,947      546,515
  Certificateholders' loans                          185,023      185,023      182,177      182,177

Financial liabilities:
  Aggregate reserves for interest-sensitive
    certificates and contracts, life and annuity   3,201,116    3,107,499    2,858,353    2,765,905
Certificate and contract claims                       10,013       10,013        8,040        8,040
Other certificateholders' funds                        7,343        7,343        7,262        7,262
Dividends payable to certificateholders               24,400       24,400       24,100       24,100

10. COMMITMENTS AND CONTINGENCIES
The Society is a defendant in various legal actions arising from the normal conduct of its operations. Management believes the settlement of these actions will not have a material adverse effect on the Society's financial position.


In 2001, the Society entered into a three-year contract for the renovation of its home office building. As of December 31, 2001, this commitment totaled $18,753, with total amounts paid in 2001 of $3,090.

--------------------------------------------------------------------------------

APPENDIX A
--------------------------------------------------------------------------------

ILLUSTRATIONS OF DEATH BENEFITS AND ACCUMULATED VALUES

    The following tables illustrate how the death benefits, Accumulated Values and Surrender Values of a Certificate may vary over an extended period of time at certain ages, assuming hypothetical gross rates of investment return for the Investment Options equivalent to constant gross annual rates of 0%, 4%, 8% and 12%. The hypothetical rates of investment return are for purposes of illustration only and should not be deemed a representation of past or future rates of investment return. Actual rates of return for a particular Certificate will be more or less than the hypothetical investment rates of return and will depend on a number of factors including the investment allocations made by a Certificate Holder. Also, values would be different from those shown if the gross annual investment returns averaged 0%, 4%, 8% and 12% over a period of years but fluctuated above and below those averages for individual Certificate Years.


    The amounts shown are as of the end of each Certificate Year. The tables assume that the assets in the Investment Options are subject to an annual expense ratio of 0.77% of the average daily net assets. This annual expense ratio is based on the average of the expense ratios of each of the Investment Options available under the Certificate for the last fiscal year and takes into account current expense reimbursement arrangements. The fees and expenses of each Investment Option vary, and in 2001 the total fees and expenses ranged from an annual rate of 0.28% to an annual rate of 1.15% of average daily net assets. For information on Investment Option expenses, see "SUMMARY OF THE CERTIFICATE" and the prospectuses for the Investment Options.


    The tables reflect deduction of the premium expense charge, the monthly Certificate expense charge, the monthly administrative charge, the first-year monthly expense charge, the daily charge for the Society's assumption of mortality and expense risks, and cost of insurance charges for the hypothetical Insured. The Surrender Values illustrated in the tables also reflect deduction of applicable surrender charges. The current charges and the higher guaranteed maximum charges the Society may charge are reflected in separate tables on each of the following pages.


    Applying the current charges and the average Investment Option fees and expenses of 0.77% of average net assets, the gross annual rates of investment return of 0%, 4%, 8% and 12% would produce net annual rates of return of (1.82)%, 2.18%, 6.18% and 10.18%, respectively, on a guaranteed basis, and (1.67)%, 2.33%, 6.33% and 10.33%, respectively, on a current basis. If any Investment Option's expense reimbursement arrangement was discontinued, the average Investment Option fees and expenses would be higher and the resulting net annual rates of return would be lower.


    The hypothetical values shown in the tables do not reflect any charges for federal income taxes against the Variable Account since the Society is not currently making such charges. However, such charges may be made in the future and, in that event, the gross annual investment rate of return would have to exceed 0%, 4%, 8% or 12% by an amount sufficient to cover tax charges in order to produce the death benefits and Accumulated Values illustrated. (See "FEDERAL TAX MATTERS--Taxation of the Society.")

    The tables illustrate the Certificate values that would result based upon the hypothetical investment rates of return if premiums are paid as indicated, if all Net Premiums are allocated to the Variable Account and if no Certificate Loans have been made. The tables are also based on the assumptions that the Certificate Holder has not requested an increase or decrease in Specified Amount, and that no partial withdrawals or transfers have been made.

    For comparative purposes, the second column of each table shows the amount to which the premiums would accumulate if an amount equal to those premiums were invested to earn interest at 5% compounded annually.

                                      *  *  *

    Upon request, the Society will provide a comparable illustration based upon the proposed insured's age, sex and premium class, the Specified Amount or premium requested, and the proposed frequency of premium payments.

              FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CERTIFICATE



                         FEMALE AGE 35 AT LAST BIRTHDAY



                              DEATH BENEFIT TYPE 1



           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $926
                           NON-TOBACCO PREMIUM CLASS


                                    ASSUMING 0% HYPOTHETICAL GROSS RETURN,
                                 GUARANTEED MAXIMUM COST OF INSURANCE CHARGES,
                                    AND GUARANTEED MAXIMUM EXPENSE CHARGES
              PREMIUMS        ---------------------------------------------------
   END OF    ACCUMULATED      END OF YEAR         END OF YEAR         END OF YEAR
CERTIFICATE     AT 5%         ACCUMULATED          SURRENDER             DEATH
    YEAR      PER YEAR           VALUE               VALUE              BENEFIT
------------ -----------      -----------         -----------         -----------
      1.....   $   972          $  519               $    0             $100,000
      2.....     1,993           1,139                    0              100,000
      3.....     3,065           1,737                    0              100,000
      4.....     4,191           2,312                  513              100,000
      5.....     5,373           2,865                1,216              100,000
      6.....     6,613           3,392                1,893              100,000
      7.....     7,916           3,894                2,545              100,000
      8.....     9,285           4,371                3,172              100,000
      9.....    10,721           4,824                3,775              100,000
    10......    12,229           5,253                4,353              100,000
    15......    20,981           7,003                6,853              100,000
    20......    32,150           7,947                7,947              100,000
    25......    46,405           7,860                7,860              100,000
    30......    64,598           6,248                6,248              100,000
    35......    87,818           1,642                1,642              100,000
    40......         *               *                    *                    *
    45......         *               *                    *                    *
    50......         *               *                    *                    *
    55......         *               *                    *                    *
    60......         *               *                    *                    *
    65......         *               *                    *                    *
    70......         *               *                    *                    *
    75......         *               *                    *                    *
    80......         *               *                    *                    *
 Age 65.....    64,598           6,248                6,248              100,000
 Age 70.....    87,818           1,642                1,642              100,000
Age 115.....         *               *                    *                    *

                  ASSUMING 0% HYPOTHETICAL GROSS RETURN, NON-
                 GUARANTEED CURRENT COST OF INSURANCE CHARGES,
                  AND NON-GUARANTEED CURRENT EXPENSE CHARGES
              ---------------------------------------------------
   END OF     END OF YEAR         END OF YEAR         END OF YEAR
CERTIFICATE   ACCUMULATED          SURRENDER             DEATH
    YEAR         VALUE               VALUE              BENEFIT
------------  -----------         -----------         -----------
      1.....    $  552               $    0             $100,000
      2.....     1,206                    0              100,000
      3.....     1,841                    0              100,000
      4.....     2,456                  657              100,000
      5.....     3,052                1,403              100,000
      6.....     3,626                2,127              100,000
      7.....     4,177                2,828              100,000
      8.....     4,707                3,508              100,000
      9.....     5,216                4,167              100,000
    10......     5,705                4,805              100,000
    15......     7,790                7,640              100,000
    20......     9,153                9,153              100,000
    25......     9,649                9,649              100,000
    30......     8,960                8,960              100,000
    35......     6,168                6,168              100,000
    40......         *                    *                    *
    45......         *                    *                    *
    50......         *                    *                    *
    55......         *                    *                    *
    60......         *                    *                    *
    65......         *                    *                    *
    70......         *                    *                    *
    75......         *                    *                    *
    80......         *                    *                    *
 Age 65.....     8,960                8,960              100,000
 Age 70.....     6,168                6,168              100,000
Age 115.....         *                    *                    *


------------------------------
* In the absence of an additional premium, the Certificate would lapse.

The values illustrated assume the premium is paid at the beginning of the Certificate Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Certificate Year shown. They assume that no Certificate Loans or partial withdrawals have been made. Excessive Certificate Loans or partial withdrawals may cause this Certificate to lapse.


THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN WILL BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A CERTIFICATE HOLDER AMONG THE INVESTMENT OPTIONS AND THE ACTUAL INVESTMENT PERFORMANCE OF THE SUBACCOUNTS.



THE ACTUAL INVESTMENT RATES OF RETURN WILL ALSO FLUCTUATE OVER TIME AND LIKELY WILL BE BOTH POSITIVE AND NEGATIVE. THE ACTUAL VALUES UNDER THE CERTIFICATE COULD BE SIGNIFICANTLY DIFFERENT FROM THOSE SHOWN EVEN IF ACTUAL RETURNS AVERAGED 0%, BUT FLUCTUATED OVER AND UNDER THAT AVERAGE THROUGHOUT THE YEARS SHOWN. DEPENDING ON THE TIMING AND DEGREE OF FLUCTUATION, THE ACTUAL VALUES COULD BE SUBSTANTIALLY LESS THAN THOSE SHOWN, AND MAY, UNDER CERTAIN CIRCUMSTANCES, RESULT IN THE LAPSE OF THE CERTIFICATE UNLESS THE CERTIFICATE HOLDER PAYS MORE THAN THE STATED PREMIUM.



THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 0% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF RETURN OF (1.82)% ON A GUARANTEED BASIS AND (1.67)% ON A CURRENT BASIS, RESPECTIVELY. NO REPRESENTATIONS CAN BE MADE BY THE SOCIETY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

              FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CERTIFICATE



                         FEMALE AGE 35 AT LAST BIRTHDAY



                              DEATH BENEFIT TYPE 1



           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $926
                           NON-TOBACCO PREMIUM CLASS


                                    ASSUMING 4% HYPOTHETICAL GROSS RETURN,
                                 GUARANTEED MAXIMUM COST OF INSURANCE CHARGES,
                                    AND GUARANTEED MAXIMUM EXPENSE CHARGES
              PREMIUMS        ---------------------------------------------------
   END OF    ACCUMULATED      END OF YEAR         END OF YEAR         END OF YEAR
CERTIFICATE     AT 5%         ACCUMULATED          SURRENDER             DEATH
    YEAR      PER YEAR           VALUE               VALUE              BENEFIT
------------ -----------      -----------         -----------         -----------
      1.....  $    972          $   547             $     0             $100,000
      2.....     1,993            1,218                   0              100,000
      3.....     3,065            1,892                   0              100,000
      4.....     4,191            2,570                 771              100,000
      5.....     5,373            3,251               1,602              100,000
      6.....     6,613            3,931               2,432              100,000
      7.....     7,916            4,610               3,261              100,000
      8.....     9,285            5,288               4,089              100,000
      9.....    10,721            5,966               4,917              100,000
    10......    12,229            6,643               5,743              100,000
    15......    20,981            9,981               9,831              100,000
    20......    32,150           13,048              13,048              100,000
    25......    46,405           15,556              15,556              100,000
    30......    64,598           16,949              16,949              100,000
    35......    87,818           15,664              15,664              100,000
    40......   117,454            8,909               8,909              100,000
    45......   155,276                *                   *                    *
    50......         *                *                   *                    *
    55......         *                *                   *                    *
    60......         *                *                   *                    *
    65......         *                *                   *                    *
    70......         *                *                   *                    *
    75......         *                *                   *                    *
    80......         *                *                   *                    *
 Age 65.....    64,598           16,949              16,949              100,000
 Age 70.....    87,818           15,664              15,664              100,000
Age 115.....         *                *                   *                    *

                  ASSUMING 4% HYPOTHETICAL GROSS RETURN, NON-
                 GUARANTEED CURRENT COST OF INSURANCE CHARGES,
                  AND NON-GUARANTEED CURRENT EXPENSE CHARGES
              ---------------------------------------------------
   END OF     END OF YEAR         END OF YEAR         END OF YEAR
CERTIFICATE   ACCUMULATED          SURRENDER             DEATH
    YEAR         VALUE               VALUE              BENEFIT
------------  -----------         -----------         -----------
      1.....    $   580             $     0             $100,000
      2.....      1,287                   0              100,000
      3.....      2,003                  54              100,000
      4.....      2,726                 927              100,000
      5.....      3,456               1,807              100,000
      6.....      4,192               2,693              100,000
      7.....      4,933               3,584              100,000
      8.....      5,678               4,479              100,000
      9.....      6,429               5,380              100,000
    10......      7,186               6,286              100,000
    15......     11,007              10,857              100,000
    20......     14,748              14,748              100,000
    25......     18,237              18,237              100,000
    30......     21,148              21,148              100,000
    35......     22,579              22,579              100,000
    40......     21,093              21,093              100,000
    45......     12,412              12,412              100,000
    50......          *                   *                    *
    55......          *                   *                    *
    60......          *                   *                    *
    65......          *                   *                    *
    70......          *                   *                    *
    75......          *                   *                    *
    80......          *                   *                    *
 Age 65.....     21,148              21,148              100,000
 Age 70.....     22,579              22,579              100,000
Age 115.....          *                   *                    *


------------------------------
* In the absence of an additional premium, the Certificate would lapse.

The values illustrated assume the premium is paid at the beginning of the Certificate Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Certificate Year shown. They assume that no Certificate Loans or partial withdrawals have been made. Excessive Certificate Loans or partial withdrawals may cause this Certificate to lapse.


THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN WILL BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A CERTIFICATE HOLDER AMONG THE INVESTMENT OPTIONS AND THE ACTUAL INVESTMENT PERFORMANCE OF THE SUBACCOUNTS.



THE ACTUAL INVESTMENT RATES OF RETURN WILL ALSO FLUCTUATE OVER TIME AND LIKELY WILL BE BOTH POSITIVE AND NEGATIVE. THE ACTUAL VALUES UNDER THE CERTIFICATE COULD BE SIGNIFICANTLY DIFFERENT FROM THOSE SHOWN EVEN IF ACTUAL RETURNS AVERAGED 4%, BUT FLUCTUATED OVER AND UNDER THAT AVERAGE THROUGHOUT THE YEARS SHOWN. DEPENDING ON THE TIMING AND DEGREE OF FLUCTUATION, THE ACTUAL VALUES COULD BE SUBSTANTIALLY LESS THAN THOSE SHOWN, AND MAY, UNDER CERTAIN CIRCUMSTANCES, RESULT IN THE LAPSE OF THE CERTIFICATE UNLESS THE CERTIFICATE HOLDER PAYS MORE THAN THE STATED PREMIUM.



THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 4% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF RETURN OF 2.18% ON A GUARANTEED BASIS AND 2.33% ON A CURRENT BASIS, RESPECTIVELY. NO REPRESENTATIONS CAN BE MADE BY THE SOCIETY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

              FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CERTIFICATE



                         FEMALE AGE 35 AT LAST BIRTHDAY



                              DEATH BENEFIT TYPE 1



           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $926
                           NON-TOBACCO PREMIUM CLASS


                                    ASSUMING 8% HYPOTHETICAL GROSS RETURN,
                                 GUARANTEED MAXIMUM COST OF INSURANCE CHARGES,
                                    AND GUARANTEED MAXIMUM EXPENSE CHARGES
              PREMIUMS        ---------------------------------------------------
   END OF    ACCUMULATED      END OF YEAR         END OF YEAR         END OF YEAR
CERTIFICATE     AT 5%         ACCUMULATED          SURRENDER             DEATH
    YEAR      PER YEAR           VALUE               VALUE              BENEFIT
------------ -----------      -----------         -----------         -----------
      1.....  $    972         $    574             $      0            $100,000
      2.....     1,993            1,298                    0             100,000
      3.....     3,065            2,057                  108             100,000
      4.....     4,191            2,850                1,051             100,000
      5.....     5,373            3,680                2,031             100,000
      6.....     6,613            4,547                3,048             100,000
      7.....     7,916            5,451                4,102             100,000
      8.....     9,285            6,397                5,198             100,000
      9.....    10,721            7,386                6,337             100,000
    10......    12,229            8,422                7,522             100,000
    15......    20,981           14,380               14,230             100,000
    20......    32,150           21,836               21,836             100,000
    25......    46,405           31,211               31,211             100,000
    30......    64,598           43,102               43,102             100,000
    35......    87,818           58,124               58,124             100,000
    40......   117,454           78,173               78,173             100,000
    45......   155,276          107,521              107,521             112,897
    50......   203,549          146,914              146,914             154,260
    55......   265,158          196,072              196,072             205,876
    60......   343,789          261,418              261,418             264,032
    65......   444,145          350,012              350,012             353,512
    70......   572,226          460,130              460,130             464,731
    75......   735,694          603,410              603,410             609,444
    80......   944,326          789,839              789,839             789,839
 Age 65.....    64,598           43,102               43,102             100,000
 Age 70.....    87,818           58,124               58,124             100,000
Age 115.....   944,326          789,839              789,839             789,839

                  ASSUMING 8% HYPOTHETICAL GROSS RETURN, NON-
                 GUARANTEED CURRENT COST OF INSURANCE CHARGES,
                  AND NON-GUARANTEED CURRENT EXPENSE CHARGES
              ---------------------------------------------------
   END OF     END OF YEAR         END OF YEAR         END OF YEAR
CERTIFICATE   ACCUMULATED          SURRENDER             DEATH
    YEAR         VALUE               VALUE              BENEFIT
------------  -----------         -----------         -----------
      1.....  $      608          $        0          $  100,000
      2.....       1,371                   0             100,000
      3.....       2,174                 225             100,000
      4.....       3,018               1,219             100,000
      5.....       3,907               2,258             100,000
      6.....       4,840               3,341             100,000
      7.....       5,820               4,471             100,000
      8.....       6,850               5,651             100,000
      9.....       7,934               6,885             100,000
    10......       9,076               8,176             100,000
    15......      15,742              15,592             100,000
    20......      24,318              24,318             100,000
    25......      35,476              35,476             100,000
    30......      50,229              50,229             100,000
    35......      70,038              70,038             100,000
    40......      98,074              98,074             102,978
    45......     137,005             137,005             143,856
    50......     188,415             188,415             197,835
    55......     254,991             254,991             267,740
    60......     344,714             344,714             348,162
    65......     467,152             467,152             471,823
    70......     626,141             626,141             632,403
    75......     836,767             836,767             845,135
    80......   1,115,908           1,115,908           1,115,908
 Age 65.....      50,229              50,229             100,000
 Age 70.....      70,038              70,038             100,000
Age 115.....   1,115,908           1,115,908           1,115,908


------------------------------
* In the absence of an additional premium, the Certificate would lapse.

The values illustrated assume the premium is paid at the beginning of the Certificate Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Certificate Year shown. They assume that no Certificate Loans or partial withdrawals have been made. Excessive Certificate Loans or partial withdrawals may cause this Certificate to lapse.


THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN WILL BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A CERTIFICATE HOLDER AMONG THE INVESTMENT OPTIONS AND THE ACTUAL INVESTMENT PERFORMANCE OF THE SUBACCOUNTS.



THE ACTUAL INVESTMENT RATES OF RETURN WILL ALSO FLUCTUATE OVER TIME AND LIKELY WILL BE BOTH POSITIVE AND NEGATIVE. THE ACTUAL VALUES UNDER THE CERTIFICATE COULD BE SIGNIFICANTLY DIFFERENT FROM THOSE SHOWN EVEN IF ACTUAL RETURNS AVERAGED 8%, BUT FLUCTUATED OVER AND UNDER THAT AVERAGE THROUGHOUT THE YEARS SHOWN. DEPENDING ON THE TIMING AND DEGREE OF FLUCTUATION, THE ACTUAL VALUES COULD BE SUBSTANTIALLY LESS THAN THOSE SHOWN, AND MAY, UNDER CERTAIN CIRCUMSTANCES, RESULT IN THE LAPSE OF THE CERTIFICATE UNLESS THE CERTIFICATE HOLDER PAYS MORE THAN THE STATED PREMIUM.



THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 8% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF RETURN OF 6.18% ON A GUARANTEED BASIS AND 6.33% ON A CURRENT BASIS, RESPECTIVELY. NO REPRESENTATIONS CAN BE MADE BY THE SOCIETY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

              FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CERTIFICATE



                         FEMALE AGE 35 AT LAST BIRTHDAY



                              DEATH BENEFIT TYPE 1



           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $926
                           NON-TOBACCO PREMIUM CLASS



                                 ASSUMING 12% HYPOTHETICAL GROSS RETURN,         ASSUMING 12% HYPOTHETICAL GROSS RETURN, NON-
                              GUARANTEED MAXIMUM COST OF INSURANCE CHARGES,      GUARANTEED CURRENT COST OF INSURANCE CHARGES,
                                 AND GUARANTEED MAXIMUM EXPENSE CHARGES           AND NON-GUARANTEED CURRENT EXPENSE CHARGES
              PREMIUMS        ---------------------------------------------      ---------------------------------------------
   END OF    ACCUMULATED      END OF YEAR      END OF YEAR      END OF YEAR      END OF YEAR      END OF YEAR      END OF YEAR
CERTIFICATE     AT 5%         ACCUMULATED       SURRENDER          DEATH         ACCUMULATED       SURRENDER          DEATH
    YEAR      PER YEAR           VALUE            VALUE           BENEFIT           VALUE            VALUE           BENEFIT
------------ -----------      -----------      -----------      -----------      -----------      -----------      -----------
      1.....  $    972        $       602      $         0      $   100,000      $       636      $         0      $   100,000
      2.....     1,993              1,382                0          100,000            1,457                0          100,000
      3.....     3,065              2,230              281          100,000            2,354              405          100,000
      4.....     4,191              3,153            1,354          100,000            3,335            1,536          100,000
      5.....     5,373              4,158            2,509          100,000            4,407            2,758          100,000
      6.....     6,613              5,251            3,752          100,000            5,579            4,080          100,000
      7.....     7,916              6,439            5,090          100,000            6,860            5,511          100,000
      8.....     9,285              7,735            6,536          100,000            8,263            7,064          100,000
      9.....    10,721              9,148            8,099          100,000            9,800            8,751          100,000
    10......    12,229             10,693            9,793          100,000           11,485           10,585          100,000
    15......    20,981             20,888           20,738          100,000           22,723           22,573          100,000
    20......    32,150             37,038           37,038          100,000           40,773           40,773          100,000
    25......    46,405             63,207           63,207          100,000           70,365           70,365          100,000
    30......    64,598            106,389          106,389          127,667          119,164          119,164          142,997
    35......    87,818            175,544          175,544          201,876          197,960          197,960          227,654
    40......   117,454            286,351          286,351          300,669          325,589          325,589          341,868
    45......   155,276            464,911          464,911          488,157          533,252          533,252          559,915
    50......   203,549            744,871          744,871          782,114          864,996          864,996          908,246
    55......   265,158          1,172,576        1,172,576        1,231,205        1,387,061        1,387,061        1,456,414
    60......   343,789          1,852,059        1,852,059        1,870,579        2,229,396        2,229,396        2,251,689
    65......   444,145          2,948,223        2,948,223        2,977,706        3,601,994        3,601,994        3,638,014
    70......   572,226          4,620,469        4,620,469        4,666,674        5,767,990        5,767,990        5,825,670
    75......   735,694          7,238,215        7,238,215        7,310,597        9,223,880        9,223,880        9,316,119
    80......   944,326         11,336,052       11,336,052       11,336,052       14,737,472       14,737,472       14,737,472
 Age 65.....    64,598            106,389          106,389          127,667          119,164          119,164          142,997
 Age 70.....    87,818            175,544          175,544          201,876          197,960          197,960          227,654
Age 115.....   944,326         11,336,052       11,336,052       11,336,052       14,737,472       14,737,472       14,737,472


------------------------------
* In the absence of an additional premium, the Certificate would lapse.

The values illustrated assume the premium is paid at the beginning of the Certificate Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Certificate Year shown. They assume that no Certificate Loans or partial withdrawals have been made. Excessive Certificate Loans or partial withdrawals may cause this Certificate to lapse.


THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN WILL BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A CERTIFICATE HOLDER AMONG THE INVESTMENT OPTIONS AND THE ACTUAL INVESTMENT PERFORMANCE OF THE SUBACCOUNTS.



THE ACTUAL INVESTMENT RATES OF RETURN WILL ALSO FLUCTUATE OVER TIME AND LIKELY WILL BE BOTH POSITIVE AND NEGATIVE. THE ACTUAL VALUES UNDER THE CERTIFICATE COULD BE SIGNIFICANTLY DIFFERENT FROM THOSE SHOWN EVEN IF ACTUAL RETURNS AVERAGED 12%, BUT FLUCTUATED OVER AND UNDER THAT AVERAGE THROUGHOUT THE YEARS SHOWN. DEPENDING ON THE TIMING AND DEGREE OF FLUCTUATION, THE ACTUAL VALUES COULD BE SUBSTANTIALLY LESS THAN THOSE SHOWN, AND MAY, UNDER CERTAIN CIRCUMSTANCES, RESULT IN THE LAPSE OF THE CERTIFICATE UNLESS THE CERTIFICATE HOLDER PAYS MORE THAN THE STATED PREMIUM.



THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 12% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF RETURN OF 10.18% ON A GUARANTEED BASIS AND 10.33% ON A CURRENT BASIS, RESPECTIVELY. NO REPRESENTATIONS CAN BE MADE BY THE SOCIETY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

              FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CERTIFICATE



                         FEMALE AGE 35 AT LAST BIRTHDAY



                              DEATH BENEFIT TYPE 2



           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $926
                           NON-TOBACCO PREMIUM CLASS


                                    ASSUMING 0% HYPOTHETICAL GROSS RETURN,
                                 GUARANTEED MAXIMUM COST OF INSURANCE CHARGES,
                                    AND GUARANTEED MAXIMUM EXPENSE CHARGES
              PREMIUMS        ---------------------------------------------------
   END OF    ACCUMULATED      END OF YEAR         END OF YEAR         END OF YEAR
CERTIFICATE     AT 5%         ACCUMULATED          SURRENDER             DEATH
    YEAR      PER YEAR           VALUE               VALUE              BENEFIT
------------ -----------      -----------         -----------         -----------
      1.....   $   972          $  518               $    0             $100,518
      2.....     1,993           1,136                    0              101,136
      3.....     3,065           1,731                    0              101,731
      4.....     4,191           2,302                  503              102,302
      5.....     5,373           2,849                1,200              102,849
      6.....     6,613           3,369                1,870              103,369
      7.....     7,916           3,861                2,512              103,861
      8.....     9,285           4,328                3,129              104,328
      9.....    10,721           4,767                3,718              104,767
    10......    12,229           5,182                4,282              105,182
    15......    20,981           6,825                6,675              106,825
    20......    32,150           7,589                7,589              107,589
    25......    46,405           7,240                7,240              107,240
    30......    64,598           5,292                5,292              105,292
    35......    87,818             396                  396              100,396
    40......         *               *                    *                    *
    45......         *               *                    *                    *
    50......         *               *                    *                    *
    55......         *               *                    *                    *
    60......         *               *                    *                    *
    65......         *               *                    *                    *
    70......         *               *                    *                    *
    75......         *               *                    *                    *
    80......         *               *                    *                    *
 Age 65.....    64,598           5,292                5,292              105,292
 Age 70.....    87,818             396                  396              100,396
Age 115.....         *               *                    *                    *

                  ASSUMING 0% HYPOTHETICAL GROSS RETURN, NON-
                 GUARANTEED CURRENT COST OF INSURANCE CHARGES,
                  AND NON-GUARANTEED CURRENT EXPENSE CHARGES
              ---------------------------------------------------
   END OF     END OF YEAR         END OF YEAR         END OF YEAR
CERTIFICATE   ACCUMULATED          SURRENDER             DEATH
    YEAR         VALUE               VALUE              BENEFIT
------------  -----------         -----------         -----------
      1.....    $  551               $    0             $100,551
      2.....     1,203                    0              101,203
      3.....     1,836                    0              101,836
      4.....     2,448                  649              102,448
      5.....     3,038                1,389              103,038
      6.....     3,606                2,107              103,606
      7.....     4,150                2,801              104,150
      8.....     4,671                3,472              104,671
      9.....     5,169                4,120              105,169
    10......     5,645                4,745              105,645
    15......     7,635                7,485              107,635
    20......     8,830                8,830              108,830
    25......     9,068                9,068              109,068
    30......     8,018                8,018              108,018
    35......     4,782                4,782              104,782
    40......         *                    *                    *
    45......         *                    *                    *
    50......         *                    *                    *
    55......         *                    *                    *
    60......         *                    *                    *
    65......         *                    *                    *
    70......         *                    *                    *
    75......         *                    *                    *
    80......         *                    *                    *
 Age 65.....     8,018                8,018              108,018
 Age 70.....     4,782                4,782              104,782
Age 115.....         *                    *                    *


------------------------------
* In the absence of an additional premium, the Certificate would lapse.

The values illustrated assume the premium is paid at the beginning of the Certificate Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Certificate Year shown. They assume that no Certificate Loans or partial withdrawals have been made. Excessive Certificate Loans or partial withdrawals may cause this Certificate to lapse.


THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN WILL BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A CERTIFICATE HOLDER AMONG THE INVESTMENT OPTIONS AND THE ACTUAL INVESTMENT PERFORMANCE OF THE SUBACCOUNTS.



THE ACTUAL INVESTMENT RATES OF RETURN WILL ALSO FLUCTUATE OVER TIME AND LIKELY WILL BE BOTH POSITIVE AND NEGATIVE. THE ACTUAL VALUES UNDER THE CERTIFICATE COULD BE SIGNIFICANTLY DIFFERENT FROM THOSE SHOWN EVEN IF ACTUAL RETURNS AVERAGED 0%, BUT FLUCTUATED OVER AND UNDER THAT AVERAGE THROUGHOUT THE YEARS SHOWN. DEPENDING ON THE TIMING AND DEGREE OF FLUCTUATION, THE ACTUAL VALUES COULD BE SUBSTANTIALLY LESS THAN THOSE SHOWN, AND MAY, UNDER CERTAIN CIRCUMSTANCES, RESULT IN THE LAPSE OF THE CERTIFICATE UNLESS THE CERTIFICATE HOLDER PAYS MORE THAN THE STATED PREMIUM.



THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 0% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF RETURN OF (1.82)% ON A GUARANTEED BASIS AND (1.67)% ON A CURRENT BASIS, RESPECTIVELY. NO REPRESENTATIONS CAN BE MADE BY THE SOCIETY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

              FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CERTIFICATE



                         FEMALE AGE 35 AT LAST BIRTHDAY



                              DEATH BENEFIT TYPE 2



           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $926
                           NON-TOBACCO PREMIUM CLASS


                                    ASSUMING 4% HYPOTHETICAL GROSS RETURN,
                                 GUARANTEED MAXIMUM COST OF INSURANCE CHARGES,
                                    AND GUARANTEED MAXIMUM EXPENSE CHARGES
              PREMIUMS        ---------------------------------------------------
   END OF    ACCUMULATED      END OF YEAR         END OF YEAR         END OF YEAR
CERTIFICATE     AT 5%         ACCUMULATED          SURRENDER             DEATH
    YEAR      PER YEAR           VALUE               VALUE              BENEFIT
------------ -----------      -----------         -----------         -----------
      1.....  $    972          $   546             $     0             $100,546
      2.....     1,993            1,214                   0              101,214
      3.....     3,065            1,886                   0              101,886
      4.....     4,191            2,558                 759              102,558
      5.....     5,373            3,232               1,583              103,232
      6.....     6,613            3,902               2,403              103,902
      7.....     7,916            4,570               3,221              104,570
      8.....     9,285            5,234               4,035              105,234
      9.....    10,721            5,894               4,845              105,894
    10......    12,229            6,550               5,650              106,550
    15......    20,981            9,712               9,562              109,712
    20......    32,150           12,427              12,427              112,427
    25......    46,405           14,296              14,296              114,296
    30......    64,598           14,598              14,598              114,598
    35......    87,818           11,504              11,504              111,504
    40......   117,454            2,312               2,312              102,312
    45......   155,276                *                   *                    *
    50......         *                *                   *                    *
    55......         *                *                   *                    *
    60......         *                *                   *                    *
    65......         *                *                   *                    *
    70......         *                *                   *                    *
    75......         *                *                   *                    *
    80......         *                *                   *                    *
 Age 65.....    64,598           14,598              14,598              114,598
 Age 70.....    87,818           11,504              11,504              111,504
Age 115.....         *                *                   *                    *

                  ASSUMING 4% HYPOTHETICAL GROSS RETURN, NON-
                 GUARANTEED CURRENT COST OF INSURANCE CHARGES,
                  AND NON-GUARANTEED CURRENT EXPENSE CHARGES
              ---------------------------------------------------
   END OF     END OF YEAR         END OF YEAR         END OF YEAR
CERTIFICATE   ACCUMULATED          SURRENDER             DEATH
    YEAR         VALUE               VALUE              BENEFIT
------------  -----------         -----------         -----------
      1.....    $   579             $     0             $100,579
      2.....      1,285                   0              101,285
      3.....      1,997                  48              101,997
      4.....      2,716                 917              102,716
      5.....      3,441               1,792              103,441
      6.....      4,169               2,670              104,169
      7.....      4,899               3,550              104,899
      8.....      5,632               4,433              105,632
      9.....      6,368               5,319              106,368
    10......      7,107               6,207              107,107
    15......     10,775              10,625              110,775
    20......     14,193              14,193              114,193
    25......     17,079              17,079              117,079
    30......     18,927              18,927              118,927
    35......     18,504              18,504              118,504
    40......     14,016              14,016              114,016
    45......      1,084               1,084              101,084
    50......          *                   *                    *
    55......          *                   *                    *
    60......          *                   *                    *
    65......          *                   *                    *
    70......          *                   *                    *
    75......          *                   *                    *
    80......          *                   *                    *
 Age 65.....     18,927              18,927              118,927
 Age 70.....     18,504              18,504              118,504
Age 115.....          *                   *                    *


------------------------------
* In the absence of an additional premium, the Certificate would lapse.

The values illustrated assume the premium is paid at the beginning of the Certificate Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Certificate Year shown. They assume that no Certificate Loans or partial withdrawals have been made. Excessive Certificate Loans or partial withdrawals may cause this Certificate to lapse.


THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN WILL BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A CERTIFICATE HOLDER AMONG THE INVESTMENT OPTIONS AND THE ACTUAL INVESTMENT PERFORMANCE OF THE SUBACCOUNTS.



THE ACTUAL INVESTMENT RATES OF RETURN WILL ALSO FLUCTUATE OVER TIME AND LIKELY WILL BE BOTH POSITIVE AND NEGATIVE. THE ACTUAL VALUES UNDER THE CERTIFICATE COULD BE SIGNIFICANTLY DIFFERENT FROM THOSE SHOWN EVEN IF ACTUAL RETURNS AVERAGED 4%, BUT FLUCTUATED OVER AND UNDER THAT AVERAGE THROUGHOUT THE YEARS SHOWN. DEPENDING ON THE TIMING AND DEGREE OF FLUCTUATION, THE ACTUAL VALUES COULD BE SUBSTANTIALLY LESS THAN THOSE SHOWN, AND MAY, UNDER CERTAIN CIRCUMSTANCES, RESULT IN THE LAPSE OF THE CERTIFICATE UNLESS THE CERTIFICATE HOLDER PAYS MORE THAN THE STATED PREMIUM.



THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 4% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF RETURN OF 2.18% ON A GUARANTEED BASIS AND 2.33% ON A CURRENT BASIS, RESPECTIVELY. NO REPRESENTATIONS CAN BE MADE BY THE SOCIETY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

              FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CERTIFICATE



                         FEMALE AGE 35 AT LAST BIRTHDAY



                              DEATH BENEFIT TYPE 2



           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $926
                           NON-TOBACCO PREMIUM CLASS


                                    ASSUMING 8% HYPOTHETICAL GROSS RETURN,
                                 GUARANTEED MAXIMUM COST OF INSURANCE CHARGES,
                                    AND GUARANTEED MAXIMUM EXPENSE CHARGES
              PREMIUMS        ---------------------------------------------------
   END OF    ACCUMULATED      END OF YEAR         END OF YEAR         END OF YEAR
CERTIFICATE     AT 5%         ACCUMULATED          SURRENDER             DEATH
    YEAR      PER YEAR           VALUE               VALUE              BENEFIT
------------ -----------      -----------         -----------         -----------
      1.....  $    972          $   573             $     0             $100,573
      2.....     1,993            1,295                   0              101,295
      3.....     3,065            2,049                 100              102,049
      4.....     4,191            2,837               1,038              102,837
      5.....     5,373            3,658               2,009              103,658
      6.....     6,613            4,513               3,014              104,513
      7.....     7,916            5,403               4,054              105,403
      8.....     9,285            6,329               5,130              106,329
      9.....    10,721            7,293               6,244              107,293
    10......    12,229            8,299               7,399              108,299
    15......    20,981           13,973              13,823              113,973
    20......    32,150           20,746              20,746              120,746
    25......    46,405           28,613              28,613              128,613
    30......    64,598           37,289              37,289              137,289
    35......    87,818           45,232              45,232              145,232
    40......   117,454           49,685              49,685              149,685
    45......   155,276           42,938              42,938              142,938
    50......   203,549           12,078              12,078              112,078
    55......   265,158                *                   *                    *
    60......         *                *                   *                    *
    65......         *                *                   *                    *
    70......         *                *                   *                    *
    75......         *                *                   *                    *
    80......         *                *                   *                    *
 Age 65.....    64,598           37,289              37,289              137,289
 Age 70.....    87,818           45,232              45,232              145,232
Age 115.....         *                *                   *                    *

                    ASSUMING 8% HYPOTHETICAL GROSS RETURN,
               NON-GUARANTEED CURRENT COST OF INSURANCE CHARGES,
                  AND NON-GUARANTEED CURRENT EXPENSE CHARGES
              ---------------------------------------------------
   END OF     END OF YEAR         END OF YEAR         END OF YEAR
CERTIFICATE   ACCUMULATED          SURRENDER             DEATH
    YEAR         VALUE               VALUE              BENEFIT
------------  -----------         -----------         -----------
      1.....    $   607             $     0            $100,607
      2.....      1,368                   0             101,368
      3.....      2,168                 219             102,168
      4.....      3,007               1,208             103,007
      5.....      3,889               2,240             103,889
      6.....      4,812               3,313             104,812
      7.....      5,779               4,430             105,779
      8.....      6,793               5,594             106,793
      9.....      7,857               6,808             107,857
    10......      8,973               8,073             108,973
    15......     15,392              15,242             115,392
    20......     23,351              23,351             123,351
    25......     33,123              33,123             133,123
    30......     44,886              44,886             144,886
    35......     58,130              58,130             158,130
    40......     71,756              71,756             171,756
    45......     81,635              81,635             181,635
    50......     81,055              81,055             181,055
    55......     57,583              57,583             157,583
    60......          *                   *                   *
    65......          *                   *                   *
    70......          *                   *                   *
    75......          *                   *                   *
    80......          *                   *                   *
 Age 65.....     44,886              44,886             144,886
 Age 70.....     58,130              58,130             158,130
Age 115.....          *                   *                   *


------------------------------
* In the absence of an additional premium, the Certificate would lapse.

The values illustrated assume the premium is paid at the beginning of the Certificate Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Certificate Year shown. They assume that no Certificate Loans or partial withdrawals have been made. Excessive Certificate Loans or partial withdrawals may cause this Certificate to lapse.


THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN WILL BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A CERTIFICATE HOLDER AMONG THE INVESTMENT OPTIONS AND THE ACTUAL INVESTMENT PERFORMANCE OF THE SUBACCOUNTS.



THE ACTUAL INVESTMENT RATES OF RETURN WILL ALSO FLUCTUATE OVER TIME AND LIKELY WILL BE BOTH POSITIVE AND NEGATIVE. THE ACTUAL VALUES UNDER THE CERTIFICATE COULD BE SIGNIFICANTLY DIFFERENT FROM THOSE SHOWN EVEN IF ACTUAL RETURNS AVERAGED 8%, BUT FLUCTUATED OVER AND UNDER THAT AVERAGE THROUGHOUT THE YEARS SHOWN. DEPENDING ON THE TIMING AND DEGREE OF FLUCTUATION, THE ACTUAL VALUES COULD BE SUBSTANTIALLY LESS THAN THOSE SHOWN, AND MAY, UNDER CERTAIN CIRCUMSTANCES, RESULT IN THE LAPSE OF THE CERTIFICATE UNLESS THE CERTIFICATE HOLDER PAYS MORE THAN THE STATED PREMIUM.



THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 8% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF RETURN OF 6.18% ON A GUARANTEED BASIS AND 6.33% ON A CURRENT BASIS, RESPECTIVELY. NO REPRESENTATIONS CAN BE MADE BY THE SOCIETY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

              FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CERTIFICATE



                         FEMALE AGE 35 AT LAST BIRTHDAY



                              DEATH BENEFIT TYPE 2



           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $926
                           NON-TOBACCO PREMIUM CLASS


                                    ASSUMING 12% HYPOTHETICAL GROSS RETURN,
                                 GUARANTEED MAXIMUM COST OF INSURANCE CHARGES,
                                    AND GUARANTEED MAXIMUM EXPENSE CHARGES
              PREMIUMS        ---------------------------------------------------
   END OF    ACCUMULATED      END OF YEAR         END OF YEAR         END OF YEAR
CERTIFICATE     AT 5%         ACCUMULATED          SURRENDER             DEATH
    YEAR      PER YEAR           VALUE               VALUE              BENEFIT
------------ -----------      -----------         -----------         -----------
      1.....  $    972        $      600          $        0          $  100,600
      2.....     1,993             1,378                   0             101,378
      3.....     3,065             2,222                 273             102,222
      4.....     4,191             3,138               1,339             103,138
      5.....     5,373             4,133               2,484             104,133
      6.....     6,613             5,212               3,713             105,212
      7.....     7,916             6,381               5,032             106,381
      8.....     9,285             7,650               6,451             107,650
      9.....    10,721             9,030               7,981             109,030
    10......    12,229            10,531               9,631             110,531
    15......    20,981            20,272              20,122             120,272
    20......    32,150            35,117              35,117             135,117
    25......    46,405            57,821              57,821             157,821
    30......    64,598            92,571              92,571             192,571
    35......    87,818           144,875             144,875             244,875
    40......   117,454           223,005             223,005             323,005
    45......   155,276           336,038             336,038             436,038
    50......   203,549           496,206             496,206             596,206
    55......   265,158           716,772             716,772             816,772
    60......   343,789         1,017,242           1,017,242           1,117,242
    65......   444,145         1,279,639           1,279,639           1,379,639
    70......   572,226         1,411,481           1,411,481           1,511,481
    75......   735,694         1,629,402           1,629,402           1,729,402
    80......   944,326         1,989,599           1,989,599           2,089,599
 Age 65.....    64,598            92,571              92,571             192,571
 Age 70.....    87,818           144,875             144,875             244,875
Age 115.....   944,326         1,989,599           1,989,599           2,089,599

                 ASSUMING 12% HYPOTHETICAL GROSS RETURN, NON-
                 GUARANTEED CURRENT COST OF INSURANCE CHARGES,
                  AND NON-GUARANTEED CURRENT EXPENSE CHARGES
              ---------------------------------------------------
   END OF     END OF YEAR         END OF YEAR         END OF YEAR
CERTIFICATE   ACCUMULATED          SURRENDER             DEATH
    YEAR         VALUE               VALUE              BENEFIT
------------  -----------         -----------         -----------
      1.....  $      635          $        0          $  100,635
      2.....       1,454                   0             101,454
      3.....       2,347                 398             102,347
      4.....       3,322               1,523             103,322
      5.....       4,386               2,737             104,386
      6.....       5,546               4,047             105,546
      7.....       6,811               5,462             106,811
      8.....       8,192               6,993             108,192
      9.....       9,700               8,651             109,700
    10......      11,349              10,449             111,349
    15......      22,193              22,043             122,193
    20......      39,080              39,080             139,080
    25......      65,536              65,536             165,536
    30......     107,132             107,132             207,132
    35......     172,130             172,130             272,130
    40......     273,652             273,652             373,652
    45......     430,271             430,271             530,271
    50......     671,338             671,338             771,338
    55......   1,041,505           1,041,505           1,141,505
    60......   1,612,544           1,612,544           1,712,544
    65......   2,414,989           2,414,989           2,514,989
    70......   3,577,050           3,577,050           3,677,050
    75......   5,479,737           5,479,737           5,579,737
    80......   8,614,579           8,614,579           8,714,579
 Age 65.....     107,132             107,132             207,132
 Age 70.....     172,130             172,130             272,130
Age 115.....   8,614,579           8,614,579           8,714,579


------------------------------
* In the absence of an additional premium, the Certificate would lapse.

The values illustrated assume the premium is paid at the beginning of the Certificate Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Certificate Year shown. They assume that no Certificate Loans or partial withdrawals have been made. Excessive Certificate Loans or partial withdrawals may cause this Certificate to lapse.


THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN WILL BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A CERTIFICATE HOLDER AMONG THE INVESTMENT OPTIONS AND THE ACTUAL INVESTMENT PERFORMANCE OF THE SUBACCOUNTS.



THE ACTUAL INVESTMENT RATES OF RETURN WILL ALSO FLUCTUATE OVER TIME AND LIKELY WILL BE BOTH POSITIVE AND NEGATIVE. THE ACTUAL VALUES UNDER THE CERTIFICATE COULD BE SIGNIFICANTLY DIFFERENT FROM THOSE SHOWN EVEN IF ACTUAL RETURNS AVERAGED 12%, BUT FLUCTUATED OVER AND UNDER THAT AVERAGE THROUGHOUT THE YEARS SHOWN. DEPENDING ON THE TIMING AND DEGREE OF FLUCTUATION, THE ACTUAL VALUES COULD BE SUBSTANTIALLY LESS THAN THOSE SHOWN, AND MAY, UNDER CERTAIN CIRCUMSTANCES, RESULT IN THE LAPSE OF THE CERTIFICATE UNLESS THE CERTIFICATE HOLDER PAYS MORE THAN THE STATED PREMIUM.



THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 12% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF RETURN OF 10.18% ON A GUARANTEED BASIS AND 10.33% ON A CURRENT BASIS, RESPECTIVELY. NO REPRESENTATIONS CAN BE MADE BY THE SOCEITY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

              FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CERTIFICATE



                          MALE AGE 35 AT LAST BIRTHDAY



                              DEATH BENEFIT TYPE 1



          INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $1,010
                           NON-TOBACCO PREMIUM CLASS


                                    ASSUMING 0% HYPOTHETICAL GROSS RETURN,
                                 GUARANTEED MAXIMUM COST OF INSURANCE CHARGES,
                                    AND GUARANTEED MAXIMUM EXPENSE CHARGES
              PREMIUMS        ---------------------------------------------------
   END OF    ACCUMULATED      END OF YEAR         END OF YEAR         END OF YEAR
CERTIFICATE     AT 5%         ACCUMULATED          SURRENDER             DEATH
    YEAR      PER YEAR           VALUE               VALUE              BENEFIT
------------ -----------      -----------         -----------         -----------
      1.....   $ 1,061          $  575               $    0             $100,000
      2.....     2,174           1,250                    0              100,000
      3.....     3,343           1,902                    0              100,000
      4.....     4,571           2,532                  563              100,000
      5.....     5,860           3,138                1,333              100,000
      6.....     7,213           3,717                2,076              100,000
      7.....     8,635           4,271                2,794              100,000
      8.....    10,127           4,799                3,486              100,000
      9.....    11,694           5,298                4,149              100,000
    10......    13,339           5,769                4,785              100,000
    15......    22,884           7,628                7,464              100,000
    20......    35,066           8,407                8,407              100,000
    25......    50,615           7,442                7,442              100,000
    30......    70,458           3,560                3,560              100,000
    35......    95,785               *                    *                    *
    40......         *               *                    *                    *
    45......         *               *                    *                    *
    50......         *               *                    *                    *
    55......         *               *                    *                    *
    60......         *               *                    *                    *
    65......         *               *                    *                    *
    70......         *               *                    *                    *
    75......         *               *                    *                    *
    80......         *               *                    *                    *
 Age 65.....    70,458           3,560                3,560              100,000
 Age 70.....    95,785               *                    *                    *
Age 115.....         *               *                    *                    *

                  ASSUMING 0% HYPOTHETICAL GROSS RETURN, NON-
                 GUARANTEED CURRENT COST OF INSURANCE CHARGES,
                  AND NON-GUARANTEED CURRENT EXPENSE CHARGES
              ---------------------------------------------------
   END OF     END OF YEAR         END OF YEAR         END OF YEAR
CERTIFICATE   ACCUMULATED          SURRENDER             DEATH
    YEAR         VALUE               VALUE              BENEFIT
------------  -----------         -----------         -----------
      1.....    $  612               $    0             $100,000
      2.....     1,326                    0              100,000
      3.....     2,020                    0              100,000
      4.....     2,694                  725              100,000
      5.....     3,347                1,542              100,000
      6.....     3,977                2,336              100,000
      7.....     4,585                3,108              100,000
      8.....     5,170                3,857              100,000
      9.....     5,731                4,582              100,000
    10......     6,267                5,283              100,000
    15......     8,506                8,342              100,000
    20......     9,796                9,796              100,000
    25......     9,648                9,648              100,000
    30......     7,261                7,261              100,000
    35......     1,157                1,157              100,000
    40......         *                    *                    *
    45......         *                    *                    *
    50......         *                    *                    *
    55......         *                    *                    *
    60......         *                    *                    *
    65......         *                    *                    *
    70......         *                    *                    *
    75......         *                    *                    *
    80......         *                    *                    *
 Age 65.....     7,261                7,261              100,000
 Age 70.....     1,157                1,157              100,000
Age 115.....         *                    *                    *


------------------------------
* In the absence of an additional premium, the Certificate would lapse.

The values illustrated assume the premium is paid at the beginning of the Certificate Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Certificate Year shown. They assume that no Certificate Loans or partial withdrawals have been made. Excessive Certificate Loans or partial withdrawals may cause this Certificate to lapse.


THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN WILL BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A CERTIFICATE HOLDER AMONG THE INVESTMENT OPTIONS AND THE ACTUAL INVESTMENT PERFORMANCE OF THE SUBACCOUNTS.



THE ACTUAL INVESTMENT RATES OF RETURN WILL ALSO FLUCTUATE OVER TIME AND LIKELY WILL BE BOTH POSITIVE AND NEGATIVE. THE ACTUAL VALUES UNDER THE CERTIFICATE COULD BE SIGNIFICANTLY DIFFERENT FROM THOSE SHOWN EVEN IF ACTUAL RETURNS AVERAGED 0%, BUT FLUCTUATED OVER AND UNDER THAT AVERAGE THROUGHOUT THE YEARS SHOWN. DEPENDING ON THE TIMING AND DEGREE OF FLUCTUATION, THE ACTUAL VALUES COULD BE SUBSTANTIALLY LESS THAN THOSE SHOWN, AND MAY, UNDER CERTAIN CIRCUMSTANCES, RESULT IN THE LAPSE OF THE CERTIFICATE UNLESS THE CERTIFICATE HOLDER PAYS MORE THAN THE STATED PREMIUM.



THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 0% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF RETURN OF (1.82)% ON A GUARANTEED BASIS AND (1.67)% ON A CURRENT BASIS, RESPECTIVELY. NO REPRESENTATIONS CAN BE MADE BY THE SOCIETY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

              FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CERTIFICATE



                          MALE AGE 35 AT LAST BIRTHDAY



                              DEATH BENEFIT TYPE 1



          INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $1,010
                           NON-TOBACCO PREMIUM CLASS


                                    ASSUMING 4% HYPOTHETICAL GROSS RETURN,
                                 GUARANTEED MAXIMUM COST OF INSURANCE CHARGES,
                                    AND GUARANTEED MAXIMUM EXPENSE CHARGES
              PREMIUMS        ---------------------------------------------------
   END OF    ACCUMULATED      END OF YEAR         END OF YEAR         END OF YEAR
CERTIFICATE     AT 5%         ACCUMULATED          SURRENDER             DEATH
    YEAR      PER YEAR           VALUE               VALUE              BENEFIT
------------ -----------      -----------         -----------         -----------
      1.....  $  1,061          $   605             $     0             $100,000
      2.....     2,174            1,336                   0              100,000
      3.....     3,343            2,073                   0              100,000
      4.....     4,571            2,814                 845              100,000
      5.....     5,860            3,560               1,755              100,000
      6.....     7,213            4,307               2,666              100,000
      7.....     8,635            5,055               3,578              100,000
      8.....    10,127            5,804               4,491              100,000
      9.....    11,694            6,551               5,402              100,000
    10......    13,339            7,295               6,311              100,000
    15......    22,884           10,897              10,733              100,000
    20......    35,066           13,999              13,999              100,000
    25......    50,615           15,841              15,841              100,000
    30......    70,458           15,104              15,104              100,000
    35......    95,785            9,004               9,004              100,000
    40......   128,108                *                   *                    *
    45......         *                *                   *                    *
    50......         *                *                   *                    *
    55......         *                *                   *                    *
    60......         *                *                   *                    *
    65......         *                *                   *                    *
    70......         *                *                   *                    *
    75......         *                *                   *                    *
    80......         *                *                   *                    *
 Age 65.....    70,458           15,104              15,104              100,000
 Age 70.....    95,785            9,004               9,004              100,000
Age 115.....         *                *                   *                    *

                  ASSUMING 4% HYPOTHETICAL GROSS RETURN, NON-
                 GUARANTEED CURRENT COST OF INSURANCE CHARGES,
                  AND NON-GUARANTEED CURRENT EXPENSE CHARGES
              ---------------------------------------------------
   END OF     END OF YEAR         END OF YEAR         END OF YEAR
CERTIFICATE   ACCUMULATED          SURRENDER             DEATH
    YEAR         VALUE               VALUE              BENEFIT
------------  -----------         -----------         -----------
      1.....    $   642             $     0             $100,000
      2.....      1,415                   0              100,000
      3.....      2,197                  64              100,000
      4.....      2,989               1,020              100,000
      5.....      3,790               1,985              100,000
      6.....      4,598               2,957              100,000
      7.....      5,413               3,936              100,000
      8.....      6,235               4,922              100,000
      9.....      7,062               5,913              100,000
    10......      7,893               6,909              100,000
    15......     12,040              11,876              100,000
    20......     15,937              15,937              100,000
    25......     19,054              19,054              100,000
    30......     20,541              20,541              100,000
    35......     18,867              18,867              100,000
    40......     10,838              10,838              100,000
    45......          *                   *                    *
    50......          *                   *                    *
    55......          *                   *                    *
    60......          *                   *                    *
    65......          *                   *                    *
    70......          *                   *                    *
    75......          *                   *                    *
    80......          *                   *                    *
 Age 65.....     20,541              20,541              100,000
 Age 70.....     18,867              18,867              100,000
Age 115.....          *                   *                    *


------------------------------
* In the absence of an additional premium, the Certificate would lapse.

The values illustrated assume the premium is paid at the beginning of the Certificate Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Certificate Year shown. They assume that no Certificate Loans or partial withdrawals have been made. Excessive Certificate Loans or partial withdrawals may cause this Certificate to lapse.


THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN WILL BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A CERTIFICATE HOLDER AMONG THE INVESTMENT OPTIONS AND THE ACTUAL INVESTMENT PERFORMANCE OF THE SUBACCOUNTS.



THE ACTUAL INVESTMENT RATES OF RETURN WILL ALSO FLUCTUATE OVER TIME AND LIKELY WILL BE BOTH POSITIVE AND NEGATIVE. THE ACTUAL VALUES UNDER THE CERTIFICATE COULD BE SIGNIFICANTLY DIFFERENT FROM THOSE SHOWN EVEN IF ACTUAL RETURNS AVERAGED 4%, BUT FLUCTUATED OVER AND UNDER THAT AVERAGE THROUGHOUT THE YEARS SHOWN. DEPENDING ON THE TIMING AND DEGREE OF FLUCTUATION, THE ACTUAL VALUES COULD BE SUBSTANTIALLY LESS THAN THOSE SHOWN, AND MAY, UNDER CERTAIN CIRCUMSTANCES, RESULT IN THE LAPSE OF THE CERTIFICATE UNLESS THE CERTIFICATE HOLDER PAYS MORE THAN THE STATED PREMIUM.



THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 4% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF RETURN OF 2.18% ON A GUARANTEED BASIS AND 2.33% ON A CURRENT BASIS, RESPECTIVELY. NO REPRESENTATIONS CAN BE MADE BY THE SOCIETY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

              FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CERTIFICATE



                          MALE AGE 35 AT LAST BIRTHDAY



                              DEATH BENEFIT TYPE 1



          INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $1,010


                           NON-TOBACCO PREMIUM CLASS


                                    ASSUMING 8% HYPOTHETICAL GROSS RETURN,
                                 GUARANTEED MAXIMUM COST OF INSURANCE CHARGES,
                                    AND GUARANTEED MAXIMUM EXPENSE CHARGES
              PREMIUMS        ---------------------------------------------------
   END OF    ACCUMULATED      END OF YEAR         END OF YEAR         END OF YEAR
CERTIFICATE     AT 5%         ACCUMULATED          SURRENDER             DEATH
    YEAR      PER YEAR           VALUE               VALUE              BENEFIT
------------ -----------      -----------         -----------         -----------
      1..... $    1,061        $    635             $      0            $100,000
      2.....      2,174           1,425                    0             100,000
      3.....      3,343           2,253                  120             100,000
      4.....      4,571           3,121                1,152             100,000
      5.....      5,860           4,031                2,226             100,000
      6.....      7,213           4,982                3,341             100,000
      7.....      8,635           5,978                4,501             100,000
      8.....     10,127           7,019                5,706             100,000
      9.....     11,694           8,108                6,959             100,000
    10......     13,339           9,246                8,262             100,000
    15......     22,884          15,730               15,566             100,000
    20......     35,066          23,661               23,661             100,000
    25......     50,615          33,109               33,109             100,000
    30......     70,458          44,212               44,212             100,000
    35......     95,785          57,262               57,262             100,000
    40......    128,108          73,621               73,621             100,000
    45......    169,362          98,343               98,343             103,260
    50......    222,014         134,258              134,258             140,971
    55......    289,212         178,645              178,645             187,577
    60......    374,976         238,265              238,265             240,647
    65......    484,434         319,842              319,842             323,040
    70......    624,134         421,333              421,333             425,546
    75......    802,431         553,388              553,388             558,922
    80......  1,029,988         725,212              725,212             725,212
 Age 65.....     70,458          44,212               44,212             100,000
 Age 70.....     95,785          57,262               57,262             100,000
Age 115.....  1,029,988         725,212              725,212             725,212

                  ASSUMING 8% HYPOTHETICAL GROSS RETURN, NON-
                 GUARANTEED CURRENT COST OF INSURANCE CHARGES,
                  AND NON-GUARANTEED CURRENT EXPENSE CHARGES
              ---------------------------------------------------
   END OF     END OF YEAR         END OF YEAR         END OF YEAR
CERTIFICATE   ACCUMULATED          SURRENDER             DEATH
    YEAR         VALUE               VALUE              BENEFIT
------------  -----------         -----------         -----------
      1.....  $      673          $        0          $  100,000
      2.....       1,507                   0             100,000
      3.....       2,385                 252             100,000
      4.....       3,310               1,341             100,000
      5.....       4,284               2,479             100,000
      6.....       5,309               3,668             100,000
      7.....       6,387               4,910             100,000
      8.....       7,521               6,208             100,000
      9.....       8,714               7,565             100,000
    10......       9,968               8,984             100,000
    15......      17,244              17,080             100,000
    20......      26,464              26,464             100,000
    25......      38,082              38,082             100,000
    30......      52,921              52,921             100,000
    35......      72,695              72,695             100,000
    40......     101,325             101,325             106,392
    45......     141,266             141,266             148,329
    50......     193,616             193,616             203,297
    55......     261,022             261,022             274,073
    60......     352,464             352,464             355,989
    65......     477,962             477,962             482,741
    70......     640,975             640,975             647,385
    75......     856,930             856,930             865,499
    80......   1,143,126           1,143,126           1,143,126
 Age 65.....      52,921              52,921             100,000
 Age 70.....      72,695              72,695             100,000
Age 115.....   1,143,126           1,143,126           1,143,126


------------------------------
* In the absence of an additional premium, the Certificate would lapse.

The values illustrated assume the premium is paid at the beginning of the Certificate Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Certificate Year shown. They assume that no Certificate Loans or partial withdrawals have been made. Excessive Certificate Loans or partial withdrawals may cause this Certificate to lapse.


THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN WILL BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A CERTIFICATE HOLDER AMONG THE INVESTMENT OPTIONS AND THE ACTUAL INVESTMENT PERFORMANCE OF THE SUBACCOUNTS.



THE ACTUAL INVESTMENT RATES OF RETURN WILL ALSO FLUCTUATE OVER TIME AND LIKELY WILL BE BOTH POSITIVE AND NEGATIVE. THE ACTUAL VALUES UNDER THE CERTIFICATE COULD BE SIGNIFICANTLY DIFFERENT FROM THOSE SHOWN EVEN IF ACTUAL RETURNS AVERAGED 8%, BUT FLUCTUATED OVER AND UNDER THAT AVERAGE THROUGHOUT THE YEARS SHOWN. DEPENDING ON THE TIMING AND DEGREE OF FLUCTUATION, THE ACTUAL VALUES COULD BE SUBSTANTIALLY LESS THAN THOSE SHOWN, AND MAY, UNDER CERTAIN CIRCUMSTANCES, RESULT IN THE LAPSE OF THE CERTIFICATE UNLESS THE CERTIFICATE HOLDER PAYS MORE THAN THE STATED PREMIUM.



THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 8% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF RETURN OF 6.18% ON A GUARANTEED BASIS AND 6.33% ON A CURRENT BASIS, RESPECTIVELY. NO REPRESENTATIONS CAN BE MADE BY THE SOCIETY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

              FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CERTIFICATE



                          MALE AGE 35 AT LAST BIRTHDAY



                              DEATH BENEFIT TYPE 1



          INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $1,010
                           NON-TOBACCO PREMIUM CLASS



                                 ASSUMING 12% HYPOTHETICAL GROSS RETURN,         ASSUMING 12% HYPOTHETICAL GROSS RETURN, NON-
                              GUARANTEED MAXIMUM COST OF INSURANCE CHARGES,      GUARANTEED CURRENT COST OF INSURANCE CHARGES,
                                 AND GUARANTEED MAXIMUM EXPENSE CHARGES           AND NON-GUARANTEED CURRENT EXPENSE CHARGES
              PREMIUMS        ---------------------------------------------      ---------------------------------------------
   END OF    ACCUMULATED      END OF YEAR      END OF YEAR      END OF YEAR      END OF YEAR      END OF YEAR      END OF YEAR
CERTIFICATE     AT 5%         ACCUMULATED       SURRENDER          DEATH         ACCUMULATED       SURRENDER          DEATH
    YEAR      PER YEAR           VALUE            VALUE           BENEFIT           VALUE            VALUE           BENEFIT
------------ -----------      -----------      -----------      -----------      -----------      -----------      -----------
      1..... $    1,061       $       665      $         0      $   100,000      $       704      $         0      $   100,000
      2.....      2,174             1,516                0          100,000            1,601                0          100,000
      3.....      3,343             2,443              310          100,000            2,583              450          100,000
      4.....      4,571             3,453            1,484          100,000            3,657            1,688          100,000
      5.....      5,860             4,555            2,750          100,000            4,833            3,028          100,000
      6.....      7,213             5,754            4,113          100,000            6,120            4,479          100,000
      7.....      8,635             7,061            5,584          100,000            7,528            6,051          100,000
      8.....     10,127             8,486            7,173          100,000            9,071            7,758          100,000
      9.....     11,694            10,040            8,891          100,000           10,760            9,611          100,000
    10......     13,339            11,737           10,753          100,000           12,613           11,629          100,000
    15......     22,884            22,881           22,717          100,000           24,917           24,753          100,000
    20......     35,066            40,409           40,409          100,000           44,592           44,592          100,000
    25......     50,615            68,628           68,628          100,000           76,769           76,769          100,000
    30......     70,458           114,897          114,897          137,876          129,333          129,333          155,200
    35......     95,785           188,014          188,014          216,216          213,455          213,455          245,473
    40......    128,108           304,109          304,109          319,314          348,843          348,843          366,285
    45......    169,362           491,034          491,034          515,586          569,077          569,077          597,531
    50......    222,014           781,145          781,145          820,202          918,607          918,607          964,537
    55......    289,212         1,220,286        1,220,286        1,281,300        1,465,641        1,465,641        1,538,923
    60......    374,976         1,921,180        1,921,180        1,940,392        2,350,830        2,350,830        2,374,339
    65......    484,434         3,058,071        3,058,071        3,088,652        3,798,017        3,798,017        3,835,997
    70......    624,134         4,792,941        4,792,941        4,840,870        6,082,030        6,082,030        6,142,850
    75......    802,431         7,508,718        7,508,718        7,583,805        9,726,149        9,726,149        9,823,410
    80......  1,029,988        11,760,015       11,760,015       11,760,015       15,539,933       15,539,933       15,539,933
 Age 65.....     70,458           114,897          114,897          137,876          129,333          129,333          155,200
 Age 70.....     95,785           188,014          188,014          216,216          213,455          213,455          245,473
Age 115.....  1,029,988        11,760,015       11,760,015       11,760,015       15,539,933       15,539,933       15,539,933


------------------------------
* In the absence of an additional premium, the Certificate would lapse.

The values illustrated assume the premium is paid at the beginning of the Certificate Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Certificate Year shown. They assume that no Certificate Loans or partial withdrawals have been made. Excessive Certificate Loans or partial withdrawals may cause this Certificate to lapse.


THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN WILL BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A CERTIFICATE HOLDER AMONG THE INVESTMENT OPTIONS AND THE ACTUAL INVESTMENT PERFORMANCE OF THE SUBACCOUNTS.



THE ACTUAL INVESTMENT RATES OF RETURN WILL ALSO FLUCTUATE OVER TIME AND LIKELY WILL BE BOTH POSITIVE AND NEGATIVE. THE ACTUAL VALUES UNDER THE CERTIFICATE COULD BE SIGNIFICANTLY DIFFERENT FROM THOSE SHOWN EVEN IF ACTUAL RETURNS AVERAGED 12%, BUT FLUCTUATED OVER AND UNDER THAT AVERAGE THROUGHOUT THE YEARS SHOWN. DEPENDING ON THE TIMING AND DEGREE OF FLUCTUATION, THE ACTUAL VALUES COULD BE SUBSTANTIALLY LESS THAN THOSE SHOWN, AND MAY, UNDER CERTAIN CIRCUMSTANCES, RESULT IN THE LAPSE OF THE CERTIFICATE UNLESS THE CERTIFICATE HOLDER PAYS MORE THAN THE STATED PREMIUM.



THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 12% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF RETURN OF 10.18% ON A GUARANTEED BASIS AND 10.33% ON A CURRENT BASIS, RESPECTIVELY. NO REPRESENTATIONS CAN BE MADE BY THE SOCIETY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

              FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CERTIFICATE



                          MALE AGE 35 AT LAST BIRTHDAY



                              DEATH BENEFIT TYPE 2



          INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $1,010
                           NON-TOBACCO PREMIUM CLASS


                                    ASSUMING 0% HYPOTHETICAL GROSS RETURN,
                                 GUARANTEED MAXIMUM COST OF INSURANCE CHARGES,
                                    AND GUARANTEED MAXIMUM EXPENSE CHARGES
              PREMIUMS        ---------------------------------------------------
   END OF    ACCUMULATED      END OF YEAR         END OF YEAR         END OF YEAR
CERTIFICATE     AT 5%         ACCUMULATED          SURRENDER             DEATH
    YEAR      PER YEAR           VALUE               VALUE              BENEFIT
------------ -----------      -----------         -----------         -----------
      1.....   $ 1,061          $  573               $    0             $100,573
      2.....     2,174           1,246                    0              101,246
      3.....     3,343           1,895                    0              101,895
      4.....     4,571           2,519                  550              102,519
      5.....     5,860           3,117                1,312              103,117
      6.....     7,213           3,689                2,048              103,689
      7.....     8,635           4,232                2,755              104,232
      8.....    10,127           4,746                3,433              104,746
      9.....    11,694           5,230                4,081              105,230
    10......    13,339           5,683                4,699              105,683
    15......    22,884           7,408                7,244              107,408
    20......    35,066           7,949                7,949              107,949
    25......    50,615           6,613                6,613              106,613
    30......    70,458           2,317                2,317              102,317
    35......         *               *                    *                    *
    40......         *               *                    *                    *
    45......         *               *                    *                    *
    50......         *               *                    *                    *
    55......         *               *                    *                    *
    60......         *               *                    *                    *
    65......         *               *                    *                    *
    70......         *               *                    *                    *
    75......         *               *                    *                    *
    80......         *               *                    *                    *
 Age 65.....    70,458           2,317                2,317              102,317
 Age 70.....         *               *                    *                    *
Age 115.....         *               *                    *                    *

                  ASSUMING 0% HYPOTHETICAL GROSS RETURN, NON-
                 GUARANTEED CURRENT COST OF INSURANCE CHARGES,
                  AND NON-GUARANTEED CURRENT EXPENSE CHARGES
              ---------------------------------------------------
   END OF     END OF YEAR         END OF YEAR         END OF YEAR
CERTIFICATE   ACCUMULATED          SURRENDER             DEATH
    YEAR         VALUE               VALUE              BENEFIT
------------  -----------         -----------         -----------
      1.....    $  610               $    0             $100,610
      2.....     1,323                    0              101,323
      3.....     2,014                    0              102,014
      4.....     2,683                  714              102,683
      5.....     3,330                1,525              103,330
      6.....     3,953                2,312              103,953
      7.....     4,552                3,075              104,552
      8.....     5,126                3,813              105,126
      9.....     5,674                4,525              105,674
    10......     6,194                5,210              106,194
    15......     8,314                8,150              108,314
    20......     9,381                9,381              109,381
    25......     8,857                8,857              108,857
    30......     5,954                5,954              105,954
    35......         *                    *                    *
    40......         *                    *                    *
    45......         *                    *                    *
    50......         *                    *                    *
    55......         *                    *                    *
    60......         *                    *                    *
    65......         *                    *                    *
    70......         *                    *                    *
    75......         *                    *                    *
    80......         *                    *                    *
 Age 65.....     5,954                5,954              105,954
 Age 70.....         *                    *                    *
Age 115.....         *                    *                    *


------------------------------
* In the absence of an additional premium, the Certificate would lapse.

The values illustrated assume the premium is paid at the beginning of the Certificate Year. Values would be different if premiums are paid with a different frequency or in different amounts.
The values and benefits are as of the Certificate Year shown. They assume that no Certificate Loans or partial withdrawals have been made. Excessive Certificate Loans or partial withdrawals may cause this Certificate to lapse.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN WILL BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A CERTIFICATE HOLDER AMONG THE INVESTMENT OPTIONS AND THE ACTUAL INVESTMENT PERFORMANCE OF THE SUBACCOUNTS.



THE ACTUAL INVESTMENT RATES OF RETURN WILL ALSO FLUCTUATE OVER TIME AND LIKELY WILL BE BOTH POSITIVE AND NEGATIVE. THE ACTUAL VALUES UNDER THE CERTIFICATE COULD BE SIGNIFICANTLY DIFFERENT FROM THOSE SHOWN EVEN IF ACTUAL RETURNS AVERAGED 0%, BUT FLUCTUATED OVER AND UNDER THAT AVERAGE THROUGHOUT THE YEARS SHOWN. DEPENDING ON THE TIMING AND DEGREE OF FLUCTUATION, THE ACTUAL VALUES COULD BE SUBSTANTIALLY LESS THAN THOSE SHOWN, AND MAY, UNDER CERTAIN CIRCUMSTANCES, RESULT IN THE LAPSE OF THE CERTIFICATE UNLESS THE CERTIFICATE HOLDER PAYS MORE THAN THE STATED PREMIUM.



THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 0% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF RETURN OF (1.82)% ON A GUARANTEED BASIS AND (1.67)% ON A CURRENT BASIS, RESPECTIVELY. NO REPRESENTATIONS CAN BE MADE BY THE SOCIETY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

              FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CERTIFICATE



                          MALE AGE 35 AT LAST BIRTHDAY



                              DEATH BENEFIT TYPE 2



          INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $1,010
                           NON-TOBACCO PREMIUM CLASS


                                    ASSUMING 4% HYPOTHETICAL GROSS RETURN,
                                 GUARANTEED MAXIMUM COST OF INSURANCE CHARGES,
                                    AND GUARANTEED MAXIMUM EXPENSE CHARGES
              PREMIUMS        ---------------------------------------------------
   END OF    ACCUMULATED      END OF YEAR         END OF YEAR         END OF YEAR
CERTIFICATE     AT 5%         ACCUMULATED          SURRENDER             DEATH
    YEAR      PER YEAR           VALUE               VALUE              BENEFIT
------------ -----------      -----------         -----------         -----------
      1.....  $  1,061          $   603             $     0             $100,603
      2.....     2,174            1,332                   0              101,332
      3.....     3,343            2,064                   0              102,064
      4.....     4,571            2,800                 831              102,800
      5.....     5,860            3,537               1,732              103,537
      6.....     7,213            4,273               2,632              104,273
      7.....     8,635            5,007               3,530              105,007
      8.....    10,127            5,738               4,425              105,738
      9.....    11,694            6,464               5,315              106,464
    10......    13,339            7,182               6,198              107,182
    15......    22,884           10,565              10,401              110,565
    20......    35,066           13,202              13,202              113,202
    25......    50,615           14,131              14,131              114,131
    30......    70,458           11,792              11,792              111,792
    35......    95,785            3,437               3,437              103,437
    40......   128,108                *                   *                    *
    45......         *                *                   *                    *
    50......         *                *                   *                    *
    55......         *                *                   *                    *
    60......         *                *                   *                    *
    65......         *                *                   *                    *
    70......         *                *                   *                    *
    75......         *                *                   *                    *
    80......         *                *                   *                    *
 Age 65.....    70,458           11,792              11,792              111,792
 Age 70.....    95,785            3,437               3,437              103,437
Age 115.....         *                *                   *                    *

                  ASSUMING 4% HYPOTHETICAL GROSS RETURN, NON-
                 GUARANTEED CURRENT COST OF INSURANCE CHARGES,
                  AND NON-GUARANTEED CURRENT EXPENSE CHARGES
              ---------------------------------------------------
   END OF     END OF YEAR         END OF YEAR         END OF YEAR
CERTIFICATE   ACCUMULATED          SURRENDER             DEATH
    YEAR         VALUE               VALUE              BENEFIT
------------  -----------         -----------         -----------
      1.....    $   641             $     0             $100,641
      2.....      1,412                   0              101,412
      3.....      2,191                  58              102,191
      4.....      2,977               1,008              102,977
      5.....      3,771               1,966              103,771
      6.....      4,570               2,929              104,570
      7.....      5,373               3,896              105,373
      8.....      6,180               4,867              106,180
      9.....      6,988               5,839              106,988
    10......      7,798               6,814              107,798
    15......     11,753              11,589              111,753
    20......     15,223              15,223              115,223
    25......     17,465              17,465              117,465
    30......     17,322              17,322              117,322
    35......     12,953              12,953              112,953
    40......      1,340               1,340              101,340
    45......          *                   *                    *
    50......          *                   *                    *
    55......          *                   *                    *
    60......          *                   *                    *
    65......          *                   *                    *
    70......          *                   *                    *
    75......          *                   *                    *
    80......          *                   *                    *
 Age 65.....     17,322              17,322              117,322
 Age 70.....     12,953              12,953              112,953
Age 115.....          *                   *                    *


------------------------------
* In the absence of an additional premium, the Certificate would lapse.

The values illustrated assume the premium is paid at the beginning of the Certificate Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Certificate Year shown. They assume that no Certificate Loans or partial withdrawals have been made. Excessive Certificate Loans or partial withdrawals may cause this Certificate to lapse.


THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN WILL BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A CERTIFICATE HOLDER AMONG THE INVESTMENT OPTIONS AND THE ACTUAL INVESTMENT PERFORMANCE OF THE SUBACCOUNTS.



THE ACTUAL INVESTMENT RATES OF RETURN WILL ALSO FLUCTUATE OVER TIME AND LIKELY WILL BE BOTH POSITIVE AND NEGATIVE. THE ACTUAL VALUES UNDER THE CERTIFICATE COULD BE SIGNIFICANTLY DIFFERENT FROM THOSE SHOWN EVEN IF ACTUAL RETURNS AVERAGED 4%, BUT FLUCTUATED OVER AND UNDER THAT AVERAGE THROUGHOUT THE YEARS SHOWN. DEPENDING ON THE TIMING AND DEGREE OF FLUCTUATION, THE ACTUAL VALUES COULD BE SUBSTANTIALLY LESS THAN THOSE SHOWN, AND MAY, UNDER CERTAIN CIRCUMSTANCES, RESULT IN THE LAPSE OF THE CERTIFICATE UNLESS THE CERTIFICATE HOLDER PAYS MORE THAN THE STATED PREMIUM.



THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 4% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF RETURN OF 2.18% ON A GUARANTEED BASIS AND 2.33% ON A CURRENT BASIS, RESPECTIVELY. NO REPRESENTATIONS CAN BE MADE BY THE SOCIETY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

              FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CERTIFICATE



                          MALE AGE 35 AT LAST BIRTHDAY



                              DEATH BENEFIT TYPE 2



          INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $1,010
                           NON-TOBACCO PREMIUM CLASS


                                    ASSUMING 8% HYPOTHETICAL GROSS RETURN,
                                 GUARANTEED MAXIMUM COST OF INSURANCE CHARGES,
                                    AND GUARANTEED MAXIMUM EXPENSE CHARGES
              PREMIUMS        ---------------------------------------------------
   END OF    ACCUMULATED      END OF YEAR         END OF YEAR         END OF YEAR
CERTIFICATE     AT 5%         ACCUMULATED          SURRENDER             DEATH
    YEAR      PER YEAR           VALUE               VALUE              BENEFIT
------------ -----------      -----------         -----------         -----------
      1.....  $  1,061          $   633             $     0             $100,633
      2.....     2,174            1,420                   0              101,420
      3.....     3,343            2,244                 111              102,244
      4.....     4,571            3,104               1,135              103,104
      5.....     5,860            4,004               2,199              104,004
      6.....     7,213            4,942               3,301              104,942
      7.....     8,635            5,919               4,442              105,919
      8.....    10,127            6,937               5,624              106,937
      9.....    11,694            7,996               6,847              107,996
    10......    13,339            9,097               8,113              109,097
    15......    22,884           15,227              15,063              115,227
    20......    35,066           22,262              22,262              122,262
    25......    50,615           29,552              29,552              129,552
    30......    70,458           35,697              35,697              135,697
    35......    95,785           37,684              37,684              137,684
    40......   128,108           29,890              29,890              129,890
    45......   169,362            1,997               1,997              101,997
    50......   222,014                *                   *                    *
    55......         *                *                   *                    *
    60......         *                *                   *                    *
    65......         *                *                   *                    *
    70......         *                *                   *                    *
    75......         *                *                   *                    *
    80......         *                *                   *                    *
 Age 65.....    70,458           35,697              35,697              135,697
 Age 70.....    95,785           37,684              37,684              137,684
Age 115.....         *                *                   *                    *

                  ASSUMING 8% HYPOTHETICAL GROSS RETURN, NON-
                 GUARANTEED CURRENT COST OF INSURANCE CHARGES,
                  AND NON-GUARANTEED CURRENT EXPENSE CHARGES
              ---------------------------------------------------
   END OF     END OF YEAR         END OF YEAR         END OF YEAR
CERTIFICATE   ACCUMULATED          SURRENDER             DEATH
    YEAR         VALUE               VALUE              BENEFIT
------------  -----------         -----------         -----------
      1.....    $   672             $     0             $100,672
      2.....      1,503                   0              101,503
      3.....      2,377                 244              102,377
      4.....      3,296               1,327              103,296
      5.....      4,262               2,457              104,262
      6.....      5,275               3,634              105,275
      7.....      6,338               4,861              106,338
      8.....      7,452               6,139              107,452
      9.....      8,620               7,471              108,620
    10......      9,843               8,859              109,843
    15......     16,811              16,647              116,811
    20......     25,220              25,220              125,220
    25......     34,839              34,839              134,839
    30......     44,997              44,997              144,997
    35......     54,185              54,185              154,185
    40......     59,334              59,334              159,334
    45......     54,691              54,691              154,691
    50......     32,184              32,184              132,184
    55......          *                   *                    *
    60......          *                   *                    *
    65......          *                   *                    *
    70......          *                   *                    *
    75......          *                   *                    *
    80......          *                   *                    *
 Age 65.....     44,997              44,997              144,997
 Age 70.....     54,185              54,185              154,185
Age 115.....          *                   *                    *


------------------------------
* In the absence of an additional premium, the Certificate would lapse.

The values illustrated assume the premium is paid at the beginning of the Certificate Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Certificate Year shown. They assume that no Certificate Loans or partial withdrawals have been made. Excessive Certificate Loans or partial withdrawals may cause this Certificate to lapse.


THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN WILL BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A CERTIFICATE HOLDER AMONG THE INVESTMENT OPTIONS AND THE ACTUAL INVESTMENT PERFORMANCE OF THE SUBACCOUNTS.



THE ACTUAL INVESTMENT RATES OF RETURN WILL ALSO FLUCTUATE OVER TIME AND LIKELY WILL BE BOTH POSITIVE AND NEGATIVE. THE ACTUAL VALUES UNDER THE CERTIFICATE COULD BE SIGNIFICANTLY DIFFERENT FROM THOSE SHOWN EVEN IF ACTUAL RETURNS AVERAGED 8%, BUT FLUCTUATED OVER AND UNDER THAT AVERAGE THROUGHOUT THE YEARS SHOWN. DEPENDING ON THE TIMING AND DEGREE OF FLUCTUATION, THE ACTUAL VALUES COULD BE SUBSTANTIALLY LESS THAN THOSE SHOWN, AND MAY, UNDER CERTAIN CIRCUMSTANCES, RESULT IN THE LAPSE OF THE CERTIFICATE UNLESS THE CERTIFICATE HOLDER PAYS MORE THAN THE STATED PREMIUM.



THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 8% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF RETURN OF 6.18% ON A GUARANTEED BASIS AND 6.33% ON A CURRENT BASIS, RESPECTIVELY. NO REPRESENTATIONS CAN BE MADE BY THE SOCIETY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

              FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CERTIFICATE



                          MALE AGE 35 AT LAST BIRTHDAY



                              DEATH BENEFIT TYPE 2



          INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $1,010
                           NON-TOBACCO PREMIUM CLASS



                                 ASSUMING 12% HYPOTHETICAL GROSS RETURN,          ASSUMING 12% HYPOTHETICAL GROSS RETURN, NON-
                              GUARANTEED MAXIMUM COST OF INSURANCE CHARGES,       GUARANTEED CURRENT COST OF INSURANCE CHARGES,
                                  AND GUARANTEED MAXIMUM EXPENSE CHARGES           AND NON-GUARANTEED CURRENT EXPENSE CHARGES
              PREMIUMS        ----------------------------------------------      ---------------------------------------------
   END OF    ACCUMULATED      END OF YEAR       END OF YEAR      END OF YEAR      END OF YEAR      END OF YEAR      END OF YEAR
CERTIFICATE     AT 5%         ACCUMULATED        SURRENDER          DEATH         ACCUMULATED       SURRENDER          DEATH
    YEAR      PER YEAR           VALUE             VALUE           BENEFIT           VALUE            VALUE           BENEFIT
------------ -----------      ------------      -----------      -----------      -----------      -----------      -----------
      1..... $    1,061         $    663          $      0         $100,663       $      703       $        0       $  100,703
      2.....      2,174            1,511                 0          101,511            1,597                0          101,597
      3.....      3,343            2,433               300          102,433            2,575              442          102,575
      4.....      4,571            3,435             1,466          103,435            3,642            1,673          103,642
      5.....      5,860            4,524             2,719          104,524            4,808            3,003          104,808
      6.....      7,213            5,706             4,065          105,706            6,080            4,439          106,080
      7.....      8,635            6,989             5,512          106,989            7,469            5,992          107,469
      8.....     10,127            8,384             7,071          108,384            8,985            7,672          108,985
      9.....     11,694            9,898             8,749          109,898           10,641            9,492          110,641
    10......     13,339           11,542            10,558          111,542           12,448           11,464          112,448
    15......     22,884           22,121            21,957          122,121           24,262           24,098          124,262
    20......     35,066           37,943            37,943          137,943           42,414           42,414          142,414
    25......     50,615           61,219            61,219          161,219           70,104           70,104          170,104
    30......     70,458           94,975            94,975          194,975          112,183          112,183          212,183
    35......     95,785          142,892           142,892          242,892          175,927          175,927          275,927
    40......    128,108          209,308           209,308          309,308          272,166          272,166          372,166
    45......    169,362          298,283           298,283          398,283          416,890          416,890          516,890
    50......    222,014          415,206           415,206          515,206          636,193          636,193          736,193
    55......    289,212          563,872           563,872          663,872          970,428          970,428        1,070,428
    60......    374,976          753,624           753,624          853,624        1,487,252        1,487,252        1,587,252
    65......    484,434          844,122           844,122          944,122        2,207,179        2,207,179        2,307,179
    70......    624,134          692,156           692,156          792,156        3,234,005        3,234,005        3,334,005
    75......    802,431          440,974           440,974          540,974        4,912,971        4,912,971        5,012,971
    80......  1,029,988           25,799            25,799          125,799        7,677,725        7,677,725        7,777,725
 Age 65.....     70,458           94,975            94,975          194,975          112,183          112,183          212,183
 Age 70.....     95,785          142,892           142,892          242,892          175,927          175,927          275,927
Age 115.....  1,029,988           25,799            25,799          125,799        7,677,725        7,677,725        7,777,725


------------------------------
* In the absence of an additional premium, the Certificate would lapse.

The values illustrated assume the premium is paid at the beginning of the Certificate Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Certificate Year shown. They assume that no Certificate Loans or partial withdrawals have been made. Excessive Certificate Loans or partial withdrawals may cause this Certificate to lapse.


THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN WILL BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A CERTIFICATE HOLDER AMONG THE INVESTMENT OPTIONS AND THE ACTUAL INVESTMENT PERFORMANCE OF THE SUBACCOUNTS.



THE ACTUAL INVESTMENT RATES OF RETURN WILL ALSO FLUCTUATE OVER TIME AND LIKELY WILL BE BOTH POSITIVE AND NEGATIVE. THE ACTUAL VALUES UNDER THE CERTIFICATE COULD BE SIGNIFICANTLY DIFFERENT FROM THOSE SHOWN EVEN IF ACTUAL RETURNS AVERAGED 12%, BUT FLUCTUATED OVER AND UNDER THAT AVERAGE THROUGHOUT THE YEARS SHOWN. DEPENDING ON THE TIMING AND DEGREE OF FLUCTUATION, THE ACTUAL VALUES COULD BE SUBSTANTIALLY LESS THAN THOSE SHOWN, AND MAY, UNDER CERTAIN CIRCUMSTANCES, RESULT IN THE LAPSE OF THE CERTIFICATE UNLESS THE CERTIFICATE HOLDER PAYS MORE THAN THE STATED PREMIUM.



THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 12% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF RETURN OF 10.18% ON A GUARANTEED BASIS AND 10.33% ON A CURRENT BASIS, RESPECTIVELY. NO REPRESENTATIONS CAN BE MADE BY THE SOCIETY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

--------------------------------------------------------------------------------

APPENDIX B
--------------------------------------------------------------------------------

DEATH BENEFIT OPTIONS

        TYPE 1 EXAMPLE. For purposes of this example, assume that the Insured's Attained Age is between 0 and 40 and that there is no outstanding Certificate Debt. Under Type 1, a Certificate with a $100,000 Specified Amount will generally pay $100,000 in death benefits. However, because the death benefit must be equal to or be greater than 2.50 multiplied by the Accumulated Value, any time the Accumulated Value of the Certificate exceeds $40,000, the death benefit will exceed the $100,000 Specified Amount. Each additional dollar added to Accumulated Value above $40,000 will increase the death benefit by $2.50. A Certificate with a $100,000 Specified Amount and an Accumulated Value of $50,000 will provide a death benefit of $125,000 ($50,000 x 2.50).

    Similarly, so long as Accumulated Value exceeds $40,000, each dollar taken out of Accumulated Value will reduce the death benefit by $2.50. If, for example, the Accumulated Value is reduced from $45,000 to $40,000 because of partial surrenders, charges, or negative investment performance, the death benefit will be reduced from $112,500 to $100,000. If at any time, however, the Accumulated Value multiplied by the specified amount factor is less than the Specified Amount, the death benefit will equal the current Specified Amount of the Certificate.

    The specified amount factor becomes lower as the Insured's Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than between 0 and 40), the specified amount factor would be 1.85. The death proceeds would not exceed the $100,000 Specified Amount unless the Accumulated Value exceeded approximately $54,054 (rather than $40,000), and each dollar then added to or taken from the Accumulated Value would change the life insurance proceeds by $1.85 (rather than $2.50).

        TYPE 2 EXAMPLE. For purposes of this example, assume that the Insured's Attained Age is between 0 and 40 and that there is no outstanding Certificate Debt. Under Type 2, a Certificate with a Specified Amount of $100,000 will generally provide a death benefit of $100,000 plus Accumulated Value. Thus, for example, a Certificate with an Accumulated Value of $5,000 will have a death benefit of $105,000 ($100,000 + $5,000); an Accumulated Value of $10,000 will provide a death benefit of $110,000 ($100,000 + $10,000). The death benefit, however, must be at least 2.50 multiplied by the Accumulated Value. As a result, if the Accumulated Value of the Certificate exceeds $66,666, the death benefit will be greater than the Specified Amount plus Accumulated Value. Each additional dollar of Accumulated Value above $66,666 will increase the death benefit by $2.50. A Certificate with a Specified Amount of $100,000 and an Accumulated Value of $70,000 will provide a death benefit of $175,000 ($70,000 x 2.50); an Accumulated Value of $80,000 will provide a death benefit of $200,000 ($80,000 x 2.50).

    Similarly, any time Accumulated Value exceeds $66,666, each dollar taken out of Accumulated Value will reduce the death benefit by $2.50. If, for example, the Accumulated Value is reduced from $80,000 to $75,000 because of partial surrenders, charges, or negative investment performance, the death benefit will be reduced from $200,000 to $187,500. If at any time, however, Accumulated Value multiplied by the specified amount factor is less than the Specified Amount plus the Accumulated Value, then the death benefit will be the current Specified Amount plus Accumulated Value of the Certificate.

    The specified amount factor becomes lower as the Insured's Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than under 40), the specified amount factor would be
    1.85. The amount of the death benefit would be the sum of the Accumulated Value plus $100,000 unless the Accumulated Value exceeded $117,647 (rather than $66,666), and each dollar then added to or taken from the Accumulated Value would change the death benefit by $1.85 (rather than $2.50).

ATTAINED AGE             SPECIFIED AMOUNT FACTOR
40 or younger                     2.50
41                                2.43
42                                2.36
43                                2.29
44                                2.22
45                                2.15
46                                2.09
47                                2.03
48                                1.97
49                                1.91
50                                1.85
51                                1.78
52                                1.71
53                                1.64
54                                1.57
55                                1.50
56                                1.46
57                                1.42
58                                1.38
59                                1.34
60                                1.30
61                                1.28
62                                1.26
63                                1.24
64                                1.22
65                                1.20
66                                1.19
67                                1.18
68                                1.17
69                                1.16
70                                1.15
71                                1.13
72                                1.11
73                                1.09
74                                1.07
75 to 90                          1.05
91                                1.04
92                                1.03
93                                1.02
94 to 114                         1.01
115                               1.00

--------------------------------------------------------------------------------

APPENDIX C
--------------------------------------------------------------------------------

MAXIMUM SURRENDER CHARGES

    The chart below reflects the maximum surrender charge per $1,000 of Specified Amount for selected issue ages as Certificate Years increase.
        Male, Non-Tobacco

                                                              CERTIFICATE YEAR
ISSUE AGE  1          2          3          4          5          6          7          8          9          10         11
---------  --------   --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
       10     13.09      13.03      12.98      11.98      10.98       9.98       8.99       7.99       6.99       5.99       4.99
       20     15.43      15.35      15.27      14.10      12.92      11.75      10.57       9.40       8.22       7.05       5.87
       30     19.07      18.90      18.73      17.29      15.85      14.41      12.97      11.53      10.09       8.64       7.20
       40     25.38      25.04      24.69      22.79      20.89      18.99      17.09      15.19      13.29      11.40       9.50
       50     36.27      35.53      34.78      32.10      29.43      26.75      24.08      21.40      18.73      16.05      13.38
       60     55.81      54.13      52.44      48.41      44.37      40.34      36.30      32.27      28.24      24.20      20.17
       70     55.14      52.84      50.57      46.68      42.79      38.90      35.01      31.12      27.23      23.34      19.45
       80     54.58      51.77      49.08      45.30      41.53      37.75      33.98      30.20      26.43      22.65      18.88

                             CERTIFICATE YEAR
ISSUE AGE  12         13         14         15         16+
---------  --------   --------   --------   --------   --------

       10      3.99       3.00       2.00       1.00       0.00

       20      4.70       3.52       2.35       1.17       0.00

       30      5.76       4.32       2.88       1.44       0.00

       40      7.60       5.70       3.80       1.90       0.00

       50     10.70       8.03       5.35       2.68       0.00

       60     16.14      12.10       8.07       4.03       0.00

       70     15.56      11.67       7.78       3.89       0.00

       80     15.10      11.33       7.55       3.78       0.00

                        Male, Tobacco

                                                              CERTIFICATE YEAR
ISSUE AGE  1          2          3          4          5          6          7          8          9          10         11
---------  --------   --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
       10       N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A
       20     17.66      17.55      17.43      16.09      14.75      13.41      12.07      10.73       9.39       8.04       6.70
       30     22.45      22.20      21.94      20.25      18.56      16.88      15.19      13.50      11.81      10.13       8.44
       40     30.95      30.44      29.92      27.62      25.32      23.02      20.71      18.41      16.11      13.81      11.51
       50     45.36      44.30      43.23      39.90      36.58      33.25      29.93      26.60      23.28      19.95      16.63
       60     55.71      53.94      52.18      48.17      44.15      40.14      36.12      32.11      28.10      24.08      20.07
       70     55.21      52.99      50.83      46.92      43.01      39.10      35.19      31.28      27.37      23.46      19.55
       80     54.98      52.57      50.26      46.39      42.53      38.66      34.80      30.93      27.06      23.20      19.33

                             CERTIFICATE YEAR
ISSUE AGE  12         13         14         15         16+
---------  --------   --------   --------   --------   --------

       10       N/A        N/A        N/A        N/A        N/A

       20      5.36       4.02       2.68       1.34       0.00

       30      6.75       5.06       3.38       1.69       0.00

       40      9.21       6.90       4.60       2.30       0.00

       50     13.30       9.98       6.65       3.33       0.00

       60     16.06      12.04       8.03       4.01       0.00

       70     15.64      11.73       7.82       3.91       0.00

       80     15.46      11.60       7.73       3.87       0.00

                        Female, Non-Tobacco

                                                              CERTIFICATE YEAR
ISSUE AGE  1          2          3          4          5          6          7          8          9          10         11
---------  --------   --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
       10     12.25      12.21      12.16      11.22      10.29       9.35       8.42       7.48       6.55       5.61       4.68
       20     14.33      14.26      14.18      13.09      12.00      10.91       9.82       8.73       7.64       6.54       5.45
       30     17.55      17.42      17.28      15.95      14.62      13.29      11.96      10.63       9.30       7.98       6.65
       40     22.82      22.56      22.30      20.58      18.87      17.15      15.44      13.72      12.01      10.29       8.58
       50     31.43      30.90      30.37      28.03      25.70      23.36      21.03      18.69      16.35      14.02      11.68
       60     46.58      45.36      44.13      40.74      37.34      33.95      30.55      27.16      23.76      20.37      16.97
       70     55.26      53.02      50.79      46.88      42.98      39.07      35.16      31.26      27.35      23.44      19.53
       80     54.35      51.30      48.36      44.64      40.92      37.20      33.48      29.76      26.04      22.32      18.60

                             CERTIFICATE YEAR
ISSUE AGE  12         13         14         15         16+
---------  --------   --------   --------   --------   --------

       10      3.74       2.81       1.87       0.94       0.00

       20      4.36       3.27       2.18       1.09       0.00

       30      5.32       3.99       2.66       1.33       0.00

       40      6.86       5.15       3.43       1.72       0.00

       50      9.34       7.01       4.67       2.34       0.00

       60     13.58      10.18       6.79       3.39       0.00

       70     15.63      11.72       7.81       3.91       0.00

       80     14.88      11.16       7.44       3.72       0.00

                        Female, Tobacco

                                                              CERTIFICATE YEAR
ISSUE AGE  1          2          3          4          5          6          7          8          9          10         11
---------  --------   --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
       10       N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A
       20     15.42      15.33      15.24      14.07      12.90      11.72      10.55       9.38       8.21       7.03       5.86
       30     19.25      19.08      18.91      17.46      16.00      14.55      13.09      11.64      10.18       8.73       7.27
       40     25.49      25.17      24.85      22.94      21.03      19.12      17.20      15.29      13.38      11.47       9.56
       50     35.34      34.71      34.08      31.46      28.84      26.22      23.59      20.97      18.35      15.73      13.11
       60     51.97      50.58      49.18      45.40      41.61      37.83      34.05      30.26      26.48      22.70      18.92
       70     55.27      53.05      50.84      46.93      43.02      39.11      35.20      31.29      27.38      23.46      19.55
       80     54.51      51.62      48.82      45.06      41.31      37.55      33.80      30.04      26.29      22.53      18.78

                             CERTIFICATE YEAR
ISSUE AGE  12         13         14         15         16+
---------  --------   --------   --------   --------   --------

       10       N/A        N/A        N/A        N/A        N/A

       20      4.69       3.52       2.34       1.17       0.00

       30      5.82       4.36       2.91       1.45       0.00

       40      7.65       5.73       3.82       1.91       0.00

       50     10.49       7.86       5.24       2.62       0.00

       60     15.13      11.35       7.57       3.78       0.00

       70     15.64      11.73       7.82       3.91       0.00

       80     15.02      11.27       7.51       3.76       0.00

                        Unisex, Non-Tobacco

                                                              CERTIFICATE YEAR
ISSUE AGE  1          2          3          4          5          6          7          8          9          10         11
---------  --------   --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
       10     12.92      12.87      12.81      11.82      10.84       9.85       8.87       7.88       6.90       5.91       4.93
       20     15.21      15.13      15.05      13.89      12.73      11.58      10.42       9.26       8.10       6.95       5.79
       30     18.76      18.60      18.43      17.01      15.59      14.18      12.76      11.34       9.92       8.51       7.09
       40     24.85      24.53      24.20      22.34      20.48      18.62      16.75      14.89      13.03      11.17       9.31
       50     35.25      34.56      33.85      31.25      28.64      26.04      23.43      20.83      18.23      15.62      13.02
       60     54.05      52.48      50.89      46.98      43.06      39.15      35.23      31.32      27.40      23.49      19.57
       70     55.19      52.93      50.69      46.79      42.89      38.99      35.09      31.19      27.29      23.40      19.50
       80     54.56      51.73      49.00      45.23      41.46      37.69      33.92      30.15      26.38      22.62      18.85

                             CERTIFICATE YEAR
ISSUE AGE  12         13         14         15         16+
---------  --------   --------   --------   --------   --------

       10      3.94       2.96       1.97       0.99       0.00

       20      4.63       3.47       2.32       1.16       0.00

       30      5.67       4.25       2.84       1.42       0.00

       40      7.45       5.58       3.72       1.86       0.00

       50     10.42       7.81       5.21       2.60       0.00

       60     15.66      11.74       7.83       3.91       0.00

       70     15.60      11.70       7.80       3.90       0.00

       80     15.08      11.31       7.54       3.77       0.00

                        Unisex, Tobacco

                                                              CERTIFICATE YEAR
ISSUE AGE  1          2          3          4          5          6          7          8          9          10         11
---------  --------   --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
       10       N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A
       20     17.21      17.10      16.99      15.68      14.38      13.07      11.76      10.46       9.15       7.84       6.53
       30     21.79      21.56      21.32      19.68      18.04      16.40      14.76      13.12      11.48       9.84       8.20
       40     29.79      29.33      28.86      26.64      24.42      22.20      19.98      17.76      15.54      13.32      11.10
       50     43.13      42.18      41.22      38.05      34.88      31.71      28.54      25.37      22.20      19.02      15.85
       60     55.80      54.13      52.46      48.42      44.39      40.35      36.32      32.28      28.25      24.21      20.18
       70     55.30      53.15      51.05      47.12      43.20      39.27      35.34      31.42      27.49      23.56      19.63
       80     54.93      52.44      50.03      46.18      42.33      38.48      34.64      30.79      26.94      23.09      19.24

                             CERTIFICATE YEAR
ISSUE AGE  12         13         14         15         16+
---------  --------   --------   --------   --------   --------

       10       N/A        N/A        N/A        N/A        N/A

       20      5.23       3.92       2.61       1.31       0.00

       30      6.56       4.92       3.28       1.64       0.00

       40      8.88       6.66       4.44       2.22       0.00

       50     12.68       9.51       6.34       3.17       0.00

       60     16.14      12.11       8.07       4.04       0.00

       70     15.71      11.78       7.85       3.93       0.00

       80     15.39      11.55       7.70       3.85       0.00

                                    PART II
                          UNDERTAKING TO FILE REPORTS
Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore, or hereafter duly adopted pursuant to authority conferred in that section.
                              RULE 484 UNDERTAKING
The Society shall indemnify each officer, director or employee, now or hereafter serving the Society, against the reasonable expenses, including attorneys fees, of any and all claims, liabilities, penalties, forfeitures and fines to which he or she may be or become subject by reason of having served in any such capacity, except as to matters as to which such director, officer or employee was guilty of gross negligence or misconduct in the performance of his or her duties. Such indemnification shall also extend to instances where at the request of the Society the individual serves as a director, officer, employee, trustee or agent of another enterprise. The foregoing right of indemnification shall not be deemed exclusive of any other rights to which such director, officer or employee may be entitled.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
                REPRESENTATIONS PURSUANT TO SECTION 26(f)(2)(A)

The Society represents that the aggregate charges under the Certificates are reasonable in relation to the services rendered, the expenses to be incurred and the risks assumed by the Society.

                       CONTENTS OF REGISTRATION STATEMENT
This Registration Statement comprises the following papers and documents:

The facing sheet.

A reconciliation and tie-in of information shown in the Prospectus with the items of Form N-8B-2.


The Prospectus consisting of 89 pages.


The undertaking to file reports.

The undertaking pursuant to Rule 484.

Representations pursuant to Section 26(f)(2)(A).

The signatures.

Written consents of the following persons:

 C. Ernest Beane, Esquire.
 Sutherland, Asbill & Brennan LLP
 Ernst & Young LLP, Independent Auditors.
 McGladrey & Pullen, LLP
 Christopher G. Daniels, FSA, MAAA, Consulting Actuary.

The following exhibits:


     1.A.  1.     Certified Resolution of the Board of
                    Directors of the Society establishing
                    the Variable Account. (2)
           2.     None.
           3.     (a) Distribution Agreement. (1)
           4.     None.
           5.     (a) Certificate Form. (2)
                  (b) Certificate Application. (2)
                  (c) Cost of Living Increase Rider (2)
                  (d) Waiver of Charges Rider (2)
                  (e) Death Benefit Guarantee Rider (2)
                  (f) Guaranteed Insurability Option Rider
                    (2)
                  (g) Accelerated Benefits Rider (2)
           6.     (a) Articles of Incorporation of the
                    Society. (1)
                  (b) By-Laws of the Society. (1)
           7.     None.
           8.     None.
           9.     (a) Participation Agreement relating to
                    American Century Funds. (3)
                  (b) Participation Agreement relating to
                    Dreyfus Funds. (5)
                  (c) Participation Agreement relating to
                    EquiTrust Variable Insurance Series
                    Fund. (3)
                  (d) Participation Agreement relating to
                    Fidelity Variable Insurance Products
                    Funds. (3)
                  (e) Participation Agreement relating to
                    JP Morgan Series Trust II. (3)
                  (f) Participation Agreement relating to
                    Summit Pinnacle Series. (3)
                  (g) Participation Agreement relating to
                    T. Rowe Price Equity Series, Inc. and
                    T. Rowe Price International Series,
                    Inc.. (5)
                  (h) Variable Products Compliance and
                    Accounting Agreement. (3)
           10.    Form of Application (see Exhibit
                    1.A.(5)(b) above.)
     2.    Opinion and Consent of C. Ernest Beane,
             Esquire. (5)
     3.    Financial Statement Schedules I, III, IV. (5)
     4.    Not applicable.
     5.    Not applicable.
     6.    Opinion and Consent of Christopher G. Daniels,
             FSA, MAAA, Consulting Actuary. (5)
     7.    (a) Consent of Ernst & Young LLP. (5)
           (b) Consent of Sutherland Asbill & Brennan LLP.
             (5)
           (c) Consent of McGladrey & Pullen LLP. (5)
     8.    Memorandum describing the Society's conversion
             procedure (included in Exhibit 9 hereto).
     9.    Memorandum describing the Society's issuance,
             transfer and redemption procedures for the
             Certificate. (4)

     10.   Powers of Attorney. (1)

------------------------

*   Attached as an exhibit.


(1) Incorporated herein by reference to the Form N-4 Registration Statement (File No. 333-63972) filed with the Securities and Exchange Commission on June 27, 2001.



(2) Incorporated herein by reference to the Form S-6 Registration Statement (File No. 333-69446) filed with the Securities and Exchange Commission on September 14, 2001.


(3) Incorporated herein by reference to Pre-Effective Amendment No. 1 of the Form N-4 Registration Statement (File No. 333-63972) filed with the Securities and Exchange Commission on January 31, 2002.


(4) Incorporated herein by reference to Pre-Effective Amendment No. 1 of the Form S-6 Registration Statement (File No. 333-69446) filed with the Securities and Exchange Commission on February 7, 2002.



(5) Filed herein.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the Registrant, Modern Woodmen of America Variable Account, certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of Rock Island, State of Illinois, on the 25th day of April, 2002.


                                          Modern Woodmen of America
                                          Modern Woodmen of America Variable
                                          Account

                                          By:       /s/ CLYDE C. SCHOECK
                                             -----------------------------------
                                                      Clyde C. Schoeck
                                                         PRESIDENT
                                                  Modern Woodmen of America

    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the dates set forth below.


          SIGNATURE                       TITLE                    DATE
          ---------                       -----                    ----
     /s/ CLYDE C. SCHOECK       President and Director
------------------------------   [Principal Executive         April 25, 2002
       Clyde C. Schoeck          Officer]

                                National Secretary and
    /s/ JAMES V. STANDAERT       Director [Principal
------------------------------   Financial Officer and        April 25, 2002
      James V. Standaert         Principal Accounting
                                 Officer]

     /s/ C. ERNEST BEANE
------------------------------  General Counsel and           April 25, 2002
       C. Ernest Beane           Director

     /s/ W. KENNY MASSEY
------------------------------  Director of Agencies and      April 25, 2002
       W. Kenny Massey           Director

              *
------------------------------  Director                      April 25, 2002
       Gary E. Stoefen

              *
------------------------------  Director                      April 25, 2002
       Vernon L. Smith

              *
------------------------------  Director                      April 25, 2002
      Jerry F. Harbaugh

   *By: /s/ C. ERNEST BEANE
------------------------------
       C. Ernest Beane
      ATTORNEY-IN-FACT,
pursuant to Power of Attorney

                                 EXHIBIT INDEX


       EXHIBIT          DESCRIPTION
---------------------   -----------
1.A.9.(b)               Participation Agreement relating to Dreyfus Funds.

1.A.9.(g)               Participation Agreement relating to T. Rowe Price Equity
                        Series, Inc. and T. Rowe Price International Series, Inc.

2                       Opinion and Consent of C. Ernest Beane, Esquire.

3                       Financial Statement Schedules I, III, IV.

6                       Opinion and Consent of Christopher G. Daniels, Consulting
                        Actuary.

7(a)                    Consent of Ernst & Young LLP.

7(b)                    Consent of Sutherland Asbill & Brennan LLP.

7(c)                    Consent of McGladrey & Pullen LLP.